                                                                   EXHIBIT 10.10

--------------------------------------------------------------------------------
                                    CONSENT,
                                 FIFTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)
                                       and
                                 FIRST AMENDMENT
                                       TO
                       FLOATING-RATE CONVERTIBLE DEBENTURE
--------------------------------------------------------------------------------

CONSENT, FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (Convertible Debt) AND FIRST AMENDMENT TO FLOATING-RATE CONVERTIBLE DEBENTURE (this "Amendment") dated as of September 16, 2002, among ACCREDITED HOME LENDERS, INC., a California corporation ("Borrower"), ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation ("Parent"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender are parties to a Loan and Security Agreement (Convertible
   Debt) dated as of March 17, 1999, as amended by a First Amendment to Loan and Security Agreement (Convertible Debt) dated as of July 12, 2000, a Second Amendment to Loan and Security Agreement (Convertible Debt) dated as of January 31, 2001, a Third Amendment to Loan and Security Agreement (Convertible Debt) dated as of December 28, 2001, and a Fourth Amendment to Loan and Security Agreement (Convertible Debt) dated as of March 12, 2002 (as amended, the "Agreement").

B. In connection with the initial execution and delivery of the Agreement, Borrower issued a Floating-Rate Convertible Debenture dated March 17, 1999 to Lender (the "Debenture").

C. Borrower has notified Lender that (a) Parent proposes to amend and restate its Certificate of Incorporation as set forth in Exhibit A to this Amendment (the "Certificate Amendment"), (b) Borrower proposes to engage in a corporate reorganization in which AHL Merger Sub, a California corporation and a wholly owned subsidiary of Parent, will merge with and into Borrower, with Borrower as the surviving corporation (the "Merger"), as the result of which (i) Borrower will become a wholly owned subsidiary of Parent, (ii) each holder of Borrower's stock will become a holder of a like number of shares of capital stock of Parent of a series having the same terms and conditions as the shares of Borrower's stock held prior to the Merger and (iii) the Debenture will become convertible, by its terms, into shares of stock of Parent and (c) following consummation of the Merger, Parent proposes to make an initial public offering ("IPO" and, together with the Certificate Amendment and the Merger, the "Proposed Transactions") of shares of Parent's common stock.

D. Under Sections 7.3, 7.5 and 7.6 of the Agreement, the Proposed Transactions are subject to the prior approval of Lender and, in the absence of a consent or waiver by Lender, consummation of the Proposed Transactions would result in one or more Events of Default under the Agreement.

E. Borrower has requested that Lender consent to the Proposed Transactions and, in connection with such consent, to amend certain terms of the Agreement and the Debenture, all as more fully set out in, and subject to the terms and conditions of, this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

Accredited (5/th/ Amendment)

1.   Lender consents to the Certificate Amendment and the Merger, subject to:

     a. Satisfactory completion of a fairness hearing pursuant to Section 25142 of the California Corporate Securities Law of 1968, as amended (the "Hearing"), by the California Commissioner of Corporations (the "Commissioner");

     b. The issuance of a permit by the Commissioner (the "Permit") that states that Parent is qualified to offer, sell and issue the securities described in the application for the Permit (the "Application") and the issuance by the Commissioner of a Certificate of Issuance of Permit (the "Certificate") that states that the terms and conditions of the proposed offer and sale of securities as described in the Application are fair and are approved;

     c.   Lender's receipt of a copy of the Permit and the Certificate;

     d. Lender's receipt of a copy of Parent's amended and restated Certificate of Incorporation, certified by the Delaware Secretary of State;

     e. Lender's receipt of documentation evidencing the fact that the amendment and restatement of Parent's Certificate of Incorporation and the Merger have been approved by Parent's and Borrower's respective Boards of Directors and shareholders;

     f.   Lender's receipt of four executed originals of this Amendment;

     g. Lender's receipt of four executed originals of a Twelfth Amendment to Warehousing Credit, Term Loan and Security Agreement; and

     h. Lender's receipt of four executed originals of the Parent Guaranty (as defined below).

2.   Effective simultaneously with the consummation of the Merger:

     a.   The definition of "Convertible Debt Documents" set forth in Section
          1.1. of the Agreement shall be amended to read in its entirety as follows:

              "Convertible Debt Documents" means this Agreement, the Debenture, the Investors' Rights Agreement, the Co-Sale Agreement, any agreement of the Borrower relating to Subordinated Debt, the Parent Guaranty, and each other document, instrument, or agreement executed by the Borrower in connection herewith or therewith, as any of the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

     b. The definition of "Debenture" set forth in Section 1.1. of the Agreement shall be amended to read in its entirety as follows:

              "Debenture" means the Debenture referenced in Section 2.3 hereof, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced.

     c. Section 1.1 of the Agreement shall be amended to add, in appropriate alphabetical order, definitions of "Parent" and "Parent Guaranty" to read in their entireties as follows:

              "Parent" means Accredited Home Lenders Holding Co., a Delaware corporation.

              "Parent Guaranty" means the Guaranty of Parent dated September 16, 2002, as the same may be amended, restated, renewed or replaced from time to time, pursuant to

Accredited (5/th/ Amendment)           -2-
          which Parent guarantees the payment and performance of Borrower's Obligations under this Agreement, the Debenture, the Warehouse Credit and Term Loan Agreement, and the other Transaction Documents.

     d. All references in the Agreement and the Debenture to Capital Stock, Common Stock, Series A Common Stock, Series A Preferred Stock and Series B Common Stock shall be references to the appropriate class or series of the capital stock of Parent.

     e. Section 4(c)(iii) of the Debenture and the phrase "and, if applicable, the payment of the Additional Principal Amount" in the second sentence of Section 4(c) of the Debenture shall be deleted in their entirety and the parties agree that Lender's conversion of the Debenture shall occur solely in exchange for surrender of the Debenture without the payment by Lender of any additional consideration in connection therewith.

3. Borrower and Parent acknowledge that, from and after the consummation of the Merger, the Debenture will be convertible into shares of capital stock of Parent by reason of Section 5(a)(ii) of the Debenture and Section 8 of the form of Agreement and Plan of Merger by and among Borrower, Parent and Merger Sub submitted in connection with the Application.

4. In the event that Lender, in its sole discretion, executes and delivers an underwriting agreement with respect to the IPO and the terms and conditions of Lender's participation therein (the "Underwriting Agreement"), then, simultaneously with the closing of the IPO on the terms and conditions specified in the Underwriting Agreement (but not otherwise):

     a. Lender shall be deemed to have consented to the consummation of the IPO;

     b. The Debenture shall be converted into the Initial Number of Conversion Shares and the Conversion Shares shall be converted into shares of Class A Common Stock. To facilitate conversion, Lender agrees to surrender the Debenture to a custodian under a custody agreement with terms and conditions acceptable to Lender in its sole discretion to be executed simultaneously with the Underwriting Agreement;

     c. Parent shall issue the number of shares of Class A Common Stock issuable upon conversion of the Initial Number of Conversion Shares. Such shares shall, upon delivery, be duly authorized, validly issued, fully paid and nonassessable;

     d. Lender shall not be deemed to have any rights pursuant to Section 3.2 as the result of the transactions contemplated by this Section 4;

     e.   Section 3.2 of the Agreement shall be deleted in its entirety; and

     f. The covenants in Articles VI and VII of the Agreement shall be of no further force and effect.

The parties agree that the transactions described in this Section 4 shall be consummated upon satisfaction of the conditions specified in this Section 4 without regard to, or any need for any party to comply with, the provisions of Sections 4(b) and 4(c) of the Debenture. The parties further acknowledge and agree that Lender's right to payment of accrued interest due under the Debenture shall survive the conversion provided for in this Section 4 as provided in
Section 4(d) of the Debenture.

5.   Each of Borrower and Parent represents, warrants and agrees that:

     a. There does not exist as of the date of this Amendment, and there will not exist as of the consummation of the Merger, any Default or Event of Default under the Transaction Documents;

Accredited (5/th/ Amendment)

     b. The Transaction Documents continue as of the date of this Amendment, and will continue as of the consummation of the Merger, to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment;

     c. Borrower is not as of the date of this Amendment, and will not be as of the consummation of the Merger, in default under any of the Transaction Documents and Borrower has as of the date of this Amendment, and will have as of the consummation of the Merger, no offset or defense to its performance or obligations under any of the Transaction Documents;

     d. Except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Transaction Documents are as of the date of this Amendment, and will as of the consummation of the Merger be, true, accurate and complete in all respects; and

     e. There has been as of the date of this Amendment, and will have been as of the consummation of the Merger, no material adverse change in Borrower's financial condition from the date of the Agreement.

6. The parties agree that Lender's execution and delivery of this Amendment is not and shall not be deemed to be a reaffirmation as of the date of this Amendment or any other date of the representations and warranties contained in Section 3.4 of the Agreement.

7. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement or the Debenture, as the case may be. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

8. Except as expressly modified by this Amendment, the Agreement and the Debenture are unchanged and remain in full force and effect, and each of Borrower and Parent ratifies and reaffirms all of its obligations under the Agreement, the Debenture and the other Transaction Documents.

9. Except as specifically set forth in this Amendment, Lender's consent to any of the Proposed Transactions shall not be deemed a consent to the breach by Borrower or Parent of any other covenants or agreements contained in the Agreement or any other Convertible Debt Document or Transaction Document with respect to any of the Proposed Transactions or any other transaction or matter. Borrower and Parent further agree that the consents set forth in this Amendment are limited to the precise meaning of the words as written and shall not be deemed (i) to be a consent or consents to any waiver or modification of any other term or condition of the Agreement, the Debenture or any other Convertible Debt Document or Transaction Document or (ii) to prejudice any right or remedy that Lender may now have or may in the future have under or in connection with the Agreement, the Debenture or any other Convertible Debt Document or Transaction Document other than with respect to the matters for which the consents in this Amendment have been provided. Except as expressly set forth in this Amendment, the consents described herein do not alter, affect, release or prejudice in any way any of Borrower's or Parent's obligations under the Agreement, the Debenture and the other Convertible Debt Documents and Transaction Documents.

10. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

Accredited (5/th/ Amendment)

IN WITNESS WHEREOF, Borrower, Parent and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year specified above.

ACCREDITED HOME LENDERS, INC.,
a California corporation

By: /s/ Ray W. McKewon
   ------------------------------
Its: Executive Vice President
     ----------------------------

ACCREDITED HOME LENDERS HOLDING CO.,
a Delaware corporation

By: /s/ James A. Konrath
   ------------------------------
Its: Chief Executive Officer
     ----------------------------

RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation

By: /s/ Thomas S. Dinnegan
    -----------------------------
    Managing Director

Accredited (5/th/ Amendment)

GMAC Residential Funding

March 8, 2002


BY OVERNIGHT COURIER

Accredited Home Lenders, Inc.
15030 Avenue of Science #100
San Diego, California 92128
Attention: Ray WI. McKewon
           Executive Vice President

     Re: Loan and Security Agreement (Convertible Debt) dated March 17, 1999 by and between ACCREDITED HOME LENDERS, INC., a California corporation and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (as amended and restated, the "Agreement")

Ladies and Gentlemen:

All capitalized terms used in this Notice without further definition have the meanings given to such terms in the Agreement.

Pursuant to the authority set forth in the Agreement, Lender has, in its sole discretion, extended the date in clause (a)(i) of the definition of Maturity Date from March 18, 2002 to March 18, 2003.

Please call me if you have any questions concerning this change.

                               Very truly yours,

                               RESIDENTIAL FUNDING CORPORATION

                               By: [ILLEGIBLE]
                                  ---------------------------

                               Its: Director

                               cc.Tom Dinnegan, Jayson Dammen, Mitchell Nomura

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (Convertible Debt) (this "Amendment") is entered into as of this 12th day of March 2002, by and between ACCREDITED HOME LENDERS, INC., a California corporation ("Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

         WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement (Convertible Debt), dated July 12, 2000 (the "Agreement"), as amended by that certain Third Amendment to Agreement, dated as of December 28, 2001, and by that certain Second Amendment to Agreement, dated as of January 31, 2001, and by that certain First Amendment to Agreement, dated as July 12, 2000; and

         WHEREAS, Borrower has asked that Lender amend certain terms of the Agreement, and Lender has agreed to such amendment, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

1. Upon satisfaction of the conditions set forth in Section 3 of this Amendment, the "Effective Date" of this Amendment shall be March 18, 2002, except for Section 2 of this Amendment, the Effective Date of which shall be December 31, 2001.

2. Section 7.8 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                7.8 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, other than (i) investments by Borrower in Accredited Home Capital, Inc. ("AHC"), (ii) loans and advances between Borrower and AHC, and (iii) investments by Borrower totaling not more than $350,000, in the aggregate, in Vicon Financial Services, Inc., and in one or more Vicon Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, except for sales of Mortgage Loans in the ordinary course of business from Borrower to AHC, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, except for purchases of Mortgage Loans in the ordinary course of business by Borrower (i) from one or more Vicon Affiliates and (ii) from AHC, or
          (d) transfer, pledge or assign or otherwise pay management fees to or on behalf of such Affiliates other than the payment of management fees by AHC to Borrower as long as the services to be provided by Borrower and the management fees to be paid by AHC for them are no less favorable to Borrower than those that AHC would have obtained in a comparable transaction with an unrelated Person.

3.   Borrower must deliver to Lender four executed originals of this Amendment.

4. Borrower represents, warrants, and agrees that (a) the execution, delivery, and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action on the part of Borrower and do not require any approval or consent of, or any registration, qualification, or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of the Certificate of Incorporation or Bylaws of Borrower, any agreement binding on or applicable to Borrower or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to Borrower or any of its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties pursuant to the provisions of any agreement applicable to Borrower or any of its property;
     (b) this Amendment, the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms as amended or modified herein or therein, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other laws applicable to creditors' rights generally and by general principles of equity; (c) there exists no Default or Event of Default; (d) the representations and warranties contained in the Convertible Debt Documents and the Transaction Documents remain true and accurate in all respects; and (e) there has been no material adverse change in the financial condition of Borrower from the date of the Loan and Security Agreement to the date of this Amendment.

5. Lender and Borrower each acknowledge and affirm that the Loan and Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Loan and Security Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan and Security Agreement are hereby amended and shall refer to the Loan and Security Agreement as amended by this Amendment. Borrower confirms to Lender that the Obligations are and continue to be secured by the security interest granted by Borrower in favor of Lender under Article IX of the Loan and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of Borrower under any and all other documents and agreements entered into with respect to the obligations under the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by Borrower.

6. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

7. Whenever possible, each provision of this Amendment and any other agreement, document, statement, instrument, or transaction contemplated hereby or relating hereto (collectively, the "Amendment Documents") shall be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of the Amendment Documents shall be held to be prohibited, invalid, or enforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of the Amendment Documents in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

8. This Amendment and the other Amendment Documents shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender and the successors and assigns of Lender.

9. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

10. This Amendment may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          ACCREDITED HOME LENDERS, INC.,
                                          a California corporation

                                          By: [ILLEGIBLE]
                                             -----------------------------

                                          Its: Executive Vice President
                                              ----------------------------

                                          RESIDENTIAL FUNDING CORPORATION,
                                          a Delaware corporation

                                          By: /s/ Mitchell K. Nomura
                                             -----------------------------
                                                  Mitchell K. Nomura

                                          Its:          Director
                                              ----------------------------

                             CONSENT OF GUARANTORS

         The undersigned, being the Guarantor under the Guaranty dated as of December 28, 2001, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby ratifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment and the Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

         Dated: March 18, 2002


                                                ACCREDITED HOME CAPITAL, INC.,
                                                a Delaware Corporation

                                                By: [ILLEGIBLE]
                                                   -----------------------------
                                                Its: Ass't VP and Ass't Sec'y
                                                    ----------------------------

                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

           THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (Convertible
Debt), dated as of December 28, 2001, is by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

           WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement (Convertible Debt), dated as of March 17, 1999, as amended by that certain First Amendment to Loan and Security Agreement (Convertible Debt) dated as of July 12, 2000 and by that certain Second Amendment to Loan and Security Agreement (Convertible Debt) dated as of January 31, 200l (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Loan and Security Agreement"), pursuant to which the Lender has agreed to make Debenture Advances to the Borrower; and

           WHEREAS, the Borrower has asked the Lender to amend the terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

           NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements, and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement, unless the context shall otherwise require.

           Section 2. Amendments. Section 7.8 of the Loan and Security Agreement is amended to read in its entirety as follows:

           Section 7.8 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, other than (i) investments by AHL in AHC and (ii) investments by AHL totaling not more than Three Hundred Fifty Thousand Dollars ($350,000), in the aggregate, in Vicon Financial Services, Inc., and in one or more Vicon Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, except for sales of Mortgage Loans in the ordinary course of business from AHL to AHC, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, except for purchases of Mortgage Loans in the ordinary course of business by AHL (i) from one or more Vicon Affiliates and (ii) from AHC, or (d) transfer, pledge or assign or otherwise pay management fees to or on behalf of such Affiliates other than the payment of management fees by AHC to AHL as long as the services to be provided by AHL and the management fees to be paid by AHC for them are no less favorable to AHL than those that AHC would have obtained in a comparable transaction with an unrelated Person.

                   Section 3. Consents and Waivers. Subject to the Borrower's satisfaction of the requirements of Section 4 of this Amendment, the Lender (i) consents to the amendment and restatement of AHC's articles of incorporation and bylaws in the form presented to the Lender, and (ii) waives any Default or Event that would otherwise have arisen under the terms of the Agreement, including, without limitation, under Section 7.5 of the Agreement, in the absence of such consent. Subject to the Borrower's satisfaction of the requirements of Section 4 of this Amendment, the Lender (i) consents to the transfer by AHL to AHC on December 28, 200l of beneficial title to all Pledged Loans subject to the Agreement on that date, (ii) agrees that upon the consummation of such transfer AHC will be deemed to be the "Borrower" with respect to such Pledged Loans, and
(iii) waives any Default or Event that would otherwise have arisen under the terms of the Agreement, including, without limitation, under Section 7.3 of the Agreement, in the absence of such consent. In addition, the Lender acknowledges that all additional Mortgage Loans to be financed by AHC with the Lender will be simultaneously purchased by AHC from AHL, and consents to such procedure notwithstanding anything to the contrary in the Agreement.

                   Section 4. Effectiveness of Amendments. The effective date ("Effective Date") of this Amendment shall be the date on which there shall have been satisfied, in the sole discretion of the Lender, the following conditions precedent:

                   (a) Agreements and Documents. This Amendment, duly executed by the Borrower and the Lender shall have been delivered to the Lender.

                   (b) Other Matters. All organizational and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be satisfactory in scope, form, and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, that it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

                   Section 5. Representations and Warranties. The Borrower represents, warrants, and agrees that (a) the execution, delivery, and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and do not require any approval or consent of, or any registration, qualification, or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of the Certificate of Incorporation or Bylaws of the Borrower, any agreement binding on or applicable to the Borrower or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to the Borrower or any of its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties pursuant to the provisions of any agreement applicable to the Borrower or any of its property; (b) this Amendment, the Loan and Security Agreement, the other Convertible Debt

Documents, and the other Transaction Documents are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms as amended or modified herein or therein, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other laws applicable to creditors' rights generally and by general principles of equity;
(c) there exists no Default or Event of Default; (d) the representations and warranties contained in the Convertible Debt Documents and the Transaction Documents remain true and accurate in all respects; and (e) there has been no material adverse change in the financial condition of the Borrower from the date of the Loan and Security Agreement to the date of this Amendment.

                   Section 6. Affirmation of Loan and Security Agreement. Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Loan and Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Loan and Security Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan and Security Agreement are hereby amended and shall refer to the Loan and Security Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under Article IX of the Loan and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under any and all other documents and agreements entered into with respect to the obligations under the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

                   Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

                   Section 8. Severability. Whenever possible, each provision of this Amendment and any other agreement, document, statement, instrument, or transaction contemplated hereby or relating hereto (collectively, the "Amendment Documents") shall be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of the Amendment Documents shall be held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of the Amendment Documents in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

                   Section 9. Successors. This Amendment and the other
Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

     Section 10. Governing Law. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

     Section 11. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 12. Headings. The captions and headings herein are for convenience only and in no way define, limit, or describe the scope or intent of any provision of this Amendment.


                [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                              ACCREDITED HOME LENDERS, INC.,
                                              a California corporation


                                              By: /s/ Ray W. McKewon
                                                 -----------------------------
                                              Name: Ray W. McKewon
                                              Title: Executive Vice President



                                              RESIDENTIAL FUNDING
                                              CORPORATION,
                                              a Delaware corporation


                                              By: /s/ Mitchell K. Nomura
                                                  ----------------------------
                                              Name: Mitchell K. Nomura
                                                   ---------------------------
                                              Title: Director
                                                    --------------------------

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

          THE SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (Convertible
Debt), dated as of January 31, 2001, is by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

          WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement (Convertible Debt), dated as of March 17, 1999, as amended by that certain First Amendment to Loan and Security Agreement (Convertible Debt) dated as of July 12, 2000 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Loan and Security Agreement"), pursuant to which the Lender has agreed to make Debenture Advances to the Borrower; and

          WHEREAS, the Borrower has asked the Lender to amend the terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements, and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement, unless the context shall otherwise require.

          Section 2. Amendments. Section 7.9 of the Loan and Security Agreement is amended to read in its entirety as follows:

          Section 7.9 Compensation, Severance, Bonuses. Directly or indirectly
     (a) adopt any severance benefit plan, grant any severance or termination pay to, or enter into any agreement providing for any severance payment, change of control payment, retention bonus payment, or similar payment arrangement with any officer, director, employee, or principal shareholder of the Borrower or any of its Subsidiaries in an amount in excess of Fifty Thousand Dollars ($50,000) for any individual officer, director, employee, or principal shareholder or in an aggregate amount (in any fiscal year) in excess of Two Hundred Fifty Thousand Dollars ($250,000) for all officers, directors, employees, and principal shareholders, (b) enter into any employment or consulting agreement or otherwise agree to provide total compensation (including base salary, bonus, and all discretionary expense items) with or to any officer, director, employee, or principal shareholder of the Borrower or any of its Subsidiaries, or with or to any other individual, (i) having a term in excess of one (1) year or (ii) providing for annual compensation (after excluding performance-based commissions or the equivalent) to any such officer, director, employee, principal shareholder, or other individual in excess of Two Hundred Fifty Thousand Dollars ($250,000), (c) pay any bonuses to James A. Konrath, Ray W. McKewon, or Joseph J. Lydon other than bonuses specifically authorized by the Senior Management Incentive Plan,
     (d) establish, adopt, or enter into any bonus, profit sharing, thrift, compensation, pension, retirement, deferred compensation, or other plan, trust, or fund for the benefit of any director, officer, or class of employees of the Borrower or any of its Subsidiaries, or amend, restate, supplement, replace, or otherwise modify any such plan, trust, or fund, including, without limitation, the Existing Employee Stock Options/Plans, except that the Borrower may amend or otherwise modify the performance-based commissions payable under any compensation plan in effect on the Closing Date provided that such amendments or modifications do not, individually or in the aggregate, represent a material increase in the commissions payable under such compensation plan on the Closing Date, (e) increase by more than ten percent (10.00%) annually the current compensation levels (including base salary and any discretionary expense items) of (i) any Senior Manager or (ii) any employee of the Borrower or any of its Subsidiaries whose annual base salary exceeds One Hundred Thousand Dollars ($100,000), (f) adopt any Senior Management Incentive Plan or amend, restate, supplement, replace, or otherwise modify any Senior Management Incentive Plan that has been previously reviewed and approved in writing by the Lender, or (g) adopt any bonus plan other than the Senior Management Incentive Plan with respect to senior executives of the Borrower, including, without limitation, the Senior Managers.

          Section 3. Effectiveness of Amendments. The effective date ("Effective Date") of this Amendment shall be the date on which there shall have been satisfied, in the sole discretion of the Lender, the following conditions precedent:

          (a) Agreements and Documents. This Amendment, duly executed by the Borrower and the Lender shall have been delivered to the Lender.

          (b) Other Matters. All organizational and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be satisfactory in scope, form, and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, that it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

          Section 4. Representations and Warranties. The Borrower represents, warrants, and agrees that (a) the execution, delivery, and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and do not require any approval or consent of, or any registration, qualification, or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of the Certificate of Incorporation or Bylaws of the Borrower, any agreement binding on or applicable to the Borrower or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to the Borrower or any of its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties pursuant to the provisions of any agreement applicable to the Borrower or any of its property; (b) this Amendment, the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms as amended or modified herein or therein, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other laws applicable to creditors' rights generally and by general principles of equity;
(c) there exists no Default or Event of Default; (d) the representations and warranties contained in the Convertible Debt Documents and the Transaction Documents remain true and accurate in all respects; and (e) there has been no material adverse change in the financial condition of the Borrower from the date of the Loan and Security Agreement to the date of this Amendment.

         Section 5. Affirmation of Loan and Security Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and af3it-m that the Loan and Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Loan and Security Agreement, except as amended by this Amendment, shall remain unmodified and in 111 force and effect. All references in any document or instrument to the Loan and Security Agreement are hereby amended and shall refer to the Loan and Security Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under Article IX of the Loan and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under any and all other documents and agreements entered into with respect to the obligations under the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 6. Merger and Integration, Superseding Effect. This
Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior total and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

         Section 7. Severability. Whenever possible, each provision of this Amendment and any other agreement, document, statement, instrument, or transaction contemplated hereby or relating hereto (collectively, the "Amendment Documents") shall be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of the Amendment Documents shall be held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of the Amendment Documents in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

         Section 8. Successors. This Amendment and the other Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

         Section 9. Governing Law. THIS AMENDMENT AND THE OFFICER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

         Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 11. Headings. The captions and headings herein are for convenience only and in no way define, limit, or describe the scope or intent of any provision of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            ACCREDITED HOME LENDERS, INC., a
                                            California corporation

                                            By: /s/ Ray W. McKewon
                                                --------------------------------
                                            Name: Ray W. McKewon
                                                  ------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------


                                            RESIDENTIAL FUNDING
                                            CORPORATION, a Delaware corporation


                                            By: /s/ Gary H. Shev
                                                --------------------------------
                                            Name: Gary H. Shev
                                                  ------------------------------
                                            Title: Director
                                                   -----------------------------

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

          THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (Convertible
Debt), dated as of July 12, 2000, is by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

          WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement (Convertible Debt), dated as of March 17, 1999 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Loan and Security Agreement"), pursuant to which the Lender has agreed to make Debenture Advances to the Borrower; and

          WHEREAS, the Borrower and the Lender desire to amend the Loan and Security Agreement to eliminate three blank dates in it; and

          WHEREAS, the Borrower has requested that the Lender consent to certain actions that otherwise would be prohibited by the terms of the Loan and Security Agreement;

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements, and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement, unless the context shall otherwise require.

          Section 2. Amendments. The definitions of "Closing Date" and "Maturity Date" contained in Section 1.1 of the Loan and Security Agreement are amended to read in their entireties as follows:

               "Closing Date" means March 18, 1999.

               "Maturity Date" means the earliest of: (a) the later of (i) the close of business on March 18, 2002, as such date may be extended from time to time in writing by the Lender, in its sole discretion, but in no event beyond March 18, 2007, (ii) the date twelve (12) months after the outstanding principal balance of all Term Loan Advances, together with any and all accrued interest thereon, has been paid in full by the Borrower, or (iii) the date twenty-four (24) months after the maturity of the Term Loan Advances; and (b) the date the Obligations become due and payable pursuant to Section 8.2 hereof.

          Section 3. Consent to Amendments to Existing Stock Options/Plans. The Borrower has advised the Lender that the Borrower has taken the following actions with respect to the Existing Stock Options/Plans:

          . Amended the Borrower's 1995 Executive Stock Option Plan (the "Executive Plan") to increase the number of shares of Common Stock for which options may be issued thereunder by 13,500 shares.

          . Amended the Borrower's 1998 Employee Stock Option (the "Employee Plan") to increase the number of shares of Common Stock for which options may be issued thereunder by 486,500 shares.

This request was made by letter dated April 18, 2000 to the Lender from David E. Hertzel and by e-mail dated the same date to the Lender's counsel from Mr. Hertzel (collectively, the "Approval Request"). The Approval Request was accompanied by certain background documents and information, including a chart that indicates that the Borrower currently has 14,587,377 Common Stock Equivalents Outstanding, which would increase to 15,067,377 Common Stock Equivalents Outstanding as a result of these proposed amendments to the Executive Plan and the Employee Plan.

          Under Section 7.9(d) of the Loan and Security Agreement, these proposed amendments to the Executive Plan and the Employee Plan are subject to the prior approval of the Lender. In the absence of a consent or waiver by the Lender, implementation of the foregoing actions would result in one or more Events of Default under the Loan and Security Agreement. In compliance with this requirement, approval of the foregoing actions by the Borrower's Board of Directors and shareholders were expressly subject to approval thereof by the Lender.

          The Lender hereby consents to the proposed amendments to the Executive Plan and the Employee Plan, subject to: (a) the Lender's receipt of documentation (collectively, the "Stock Option Approval Documents") evidencing the fact that the foregoing transactions have been approved by (i) the Borrower's Board of Directors and shareholders; and (b) Borrower's representation and warranty, by its execution and delivery of a copy of this Amendment, that the information set forth in and accompanying the Approval Request is true and correct in all respects and accurately reflects the Common Stock Equivalents Outstanding before and after the proposed amendments to the Executive Plan and the Employee Plan.

          Section 4. Effectiveness of Amendments. The effective date ("Effective Date") of this Amendment shall be the date on which there shall have been satisfied, in the sole discretion of the Lender, the following conditions precedent:

          (a) Agreements and Documents. This Amendment, duly executed by the Borrower and the Lender shall have been delivered to the Lender.

          (b) Stock Option Approval Documents. The Stock Option Approval Documents shall have been delivered to the Lender.

          (c) Other Matters. All organizational and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be satisfactory in scope, form, and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, that it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

          Section 5. Representations and Warranties. The Borrower represents, warrants, and agrees that (a) the execution, delivery, and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and do not require any approval or consent of, or any registration, qualification, or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of the Certificate of Incorporation or Bylaws of the Borrower, any agreement binding on or applicable to the Borrower or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to the Borrower or any of its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties pursuant to the provisions of any agreement applicable to the Borrower or any of its property; (b) this Amendment, the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms as amended or modified herein or therein, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other laws applicable to creditors' rights generally and by general principles of equity; (c) there exists no Default or Event of Default; (d) the representations and warranties contained in the Convertible Debt Documents and the Transaction Documents remain true and accurate in all respects; and (e) there has been no material adverse change in the financial condition of the Borrower from the date of the Loan and Security Agreement to the date of this Amendment.

          Section 6. Affirmation of Loan and Security Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Loan and Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Loan and Security Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan and Security Agreement are hereby amended and shall refer to the Loan and Security Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under Article IX of the Loan and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under any and all other documents and agreements entered into with respect to the obligations under the Loan and Security Agreement, the other Convertible Debt Documents, and the other Transaction Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

          Section 8. Severability. Whenever possible, each provision of this Amendment and any other agreement, document, statement, instrument, or transaction contemplated hereby or relating hereto (collectively, the "Amendment Documents") shall be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of the Amendment Documents shall be held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of the Amendment Documents in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

          Section 9. Successors. This Amendment and the other Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

          Section 10. Governing Law. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

          Section 11. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 12. Headings. The captions and headings herein are for convenience only and in no way define, limit, or describe the scope or intent of any provision of this Amendment.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                           ACCREDITED HOME LENDERS, INC., a
                                           California corporation

                                           By: /s/ Ray W. McKewon
                                               -----------------------------
                                           Name:  Ray W. McKewon
                                                  --------------------------
                                           Title: Executive Vice President
                                                  --------------------------

                                           RESIDENTIAL FUNDING
                                           CORPORATION, a Delaware corporation


                                           By: /s/ Thomas S. Dinnegan
                                               -----------------------------
                                           Name:  Thomas S. Dinnegan
                                                  --------------------------
                                           Title: Managing Director
                                                  --------------------------

================================================================================

                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

                                     BETWEEN

                         ACCREDITED HOME LENDERS, INC.,
                            a California corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                              --------------------

                           Dated as of March 17, 1999

================================================================================

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I         DEFINITIONS AND ACCOUNTING TERMS .....................   1

     Section 1.1  Defined Terms ........................................   1

     Section 1.2  Other Definitional Provisions ........................   6

ARTICLE II        TERMS OF LENDING .....................................   6

     Section 2.1  The Commitment .......................................   6

     Section 2.2  Procedures for Obtaining Debenture Advances ..........   7

     Section 2.3  The Debenture ........................................   7

     Section 2.4  Interest .............................................   8

     Section 2.5  Repayment and Prepayment .............................   8

     Section 2.6  Amortization Event ...................................   8

     Section 2.7  Use of Proceeds ......................................  10

     Section 2.8  Interest Limitation ..................................  10

   ARTICLE III    CONVERSION; REGISTRATION RIGHTS ......................  10

     Section 3.1  Conversion Rights ....................................  10

     Section 3.2  Board of Directors ...................................  11

     Section 3.3  Registration Rights ..................................  12

     Section 3.4  Representations and Warranties of the Lender .........  12

     Section 3.5  Agreements of the Lender .............................  12

     Section 3.6  Specific Performnance ................................  13

ARTICLE IV        CONDITIONS PRECEDENT ...................................................  13

     Section 4.1  Conditions of the Loan .................................................  13

     Section 4.2  Each Advance ...........................................................  14

ARTICLE V         REPRESENTATIONS AND WARRANTIES .........................................  15

     Section 5.1  Incorporation by Reference of Representations and Warranties ...........  15

     Section 5.2  Authorization and Enforceability .......................................  15

     Section 5.3  Approvals ..............................................................  16

     Section 5.4  Capital Stock and Related Matters ......................................  16

     Section 5.5  Additional Representations and Warranties ..............................  17

ARTICLE VI        AFFIRMATIVE COVENANTS ..................................................  17

     Section 6.1  Payment of Debenture ...................................................  17

     Section 6.2  Financial Statements and Other Reports .................................  17

     Section 6.3  Incorporation by Reference of Affirmative Covenants ....................  17

     Section 6.4  Use of Proceeds of Debenture Advances ..................................  17

     Section 6.5  Insurance ..............................................................  17

     Section 6.6  Notification of Certain Matters ........................................  17

     Section 6.7  Conduct of Business ....................................................  18

ARTICLE VII       NEGATIVE COVENANTS .....................................................  18

     Section 7.1  Incorporation by Reference of Negative Covenants .......................  18

     Section 7.2  Conduct of Business ....................................................  18

     Section 7.3  Sale/Merger Transaction ................................................  18

     Section 7.4  Acquisitions ...........................................................  18

     Section 7.5  Articles and Bylaws ....................................................  18

     Section 7.6    Capital Stock ........................................................  18

     Section 7.7    Dividends ............................................................  19

     Section 7.8    Transactions with Affiliates .........................................  19

     Section 7.9    Compensation, Severance, Bonuses .....................................  19

ARTICLE VIII        EVENTS OF DEFAULT AND REMEDIES .......................................  20

     Section 8.1    Events of Default ....................................................  20

     Section 8.2    Remedies .............................................................  22

     Section 8.3    Offset ...............................................................  22

     Section 8.4    No Limitation ........................................................  22

ARTICLE IX          SECURITY INTEREST ....................................................  23

     Section 9.1    Grant of Security Interest ...........................................  23

     Section 9.2    Incorporation By Reference of Provisions Regarding the Collateral ....  23

ARTICLE X           MISCELLANEOUS ........................................................  23

     Section 10.1   Modifications ........................................................  23

     Section 10.2   Reimbursements .......................................................  23

     Section 10.3   Indemnity ............................................................  23

     Section 10.4   Waivers, Etc .........................................................  24

     Section 10.5   Notices ..............................................................  24

     Section 10.6   Successors and Assigns; Disposition of the Loan ......................  24

     Section 10.7   Confidentiality ......................................................  25

     Section 10.8   Governing Law and Construction .......................................  25

     Section 10.9   Consent to Jurisdiction ..............................................  26

     Section 10.10  Waiver of Jury Trial .................................................  26

     Section 10.11  Captions ........................................  26

     Section 10.12  Entire Agreement ................................  26

     Section 10.13  Counterparts ....................................  27

                                    EXHIBITS

Exhibit A       Floating-Rate Convertible Debenture

Exhibit B       Milestone Compliance Certificate

Exhibit C       Capital Stock

Exhibit D       Additional Representations and Warranties

Exhibit E       Disclosure Schedule

Exhibit F       Existing Stock Options/Plans

Exhibit G       Debenture Advance Request

                           LOAN AND SECURITY AGREEMENT
                               (Convertible Debt)

     THIS LOAN AND SECURITY AGREEMENT, dated as of March 17, 1999, is by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1 Defined Terms. Capitalized terms used but not otherwise defined in this Agreement have the meanings given them in the Warehouse Credit and Term Loan Agreement (hereinafter defined). In addition, the following terms used in this Agreement shall have the following respective meanings:

          "Agreement" means this Loan and Security Agreement (Convertible Debt), as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

          "Articles of Incorporation" means the Third Amended and Restated Articles of Incorporation of the Borrower, as filed with the California Secretary of State on March 8, 1999.

          "Bylaws" means the "Bylaws of Accredited Home Lenders, Inc." adopted by the Borrower's Board of Directors on December 15, 1994, as amended by the Borrower's Board of Directors on December 28, 1994, as certified to the Lender as of the date of this Agreement by the Secretary of the Borrower.

          "Capital Stock" means any capital stock of any class of the Borrower now or hereafter authorized or any right to purchase, or security convertible into, any such capital stock of any class, including, without limitation, Common Stock and Series A Preferred Stock.

          "Cargill" means Cargill Financial Services Corporation.

          "Cargill Facility Agreement" means that certain Amended and Restated Facility Agreement dated as of October 1, 1997 among Cargill, the Borrower, Accredited Home Capital, Inc., and Bankers Trust Company of California, N.A., as amended by that certain Amendment No. 1 to Amended and Restated Facility Agreement dated as of January 30, 1998 among Cargill, the Borrower, Accredited Home Capital, Inc., and Bankers Trust Company of California, N.A. and that certain Amendment No. 2 to Amended and Restated Facility Agreement dated as of March 15, 1999 among Cargill, the Borrower, Accredited Home Capital, Inc., and Bankers Trust Company of California, N.A.

          "Closing Date" means March __, 1999.

          "Common Stock" means the Borrower's Series A Common Stock, Series B Common Stock, and any Capital Stock of any class of the Borrower hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution, or winding up of the Borrower.

          "Common Stock Equivalents Outstanding" means, as of any date of determination, the number of shares of Common Stock equal to the sum of (i) all shares of Common Stock issued and outstanding on such date, (ii) all shares of Common Stock issuable upon conversion of all Convertible Securities outstanding on such date, (iii) all shares of Common Stock issuable upon the exercise of all Options outstanding on such date, and
     (iv) all shares of Common Stock for which Options may be issued after such date pursuant to Employee Stock Options/Plans.

          "Conversion Exercise Period" has the meaning set forth in Section 3.1 hereof.

          "Conversion Shares" means the shares of Series B Common Stock issuable upon conversion of the Debenture; provided, that if under the terms hereof and under the Debenture there shall be a change such that the securities issuable under the Debenture shall be issued by a Person other than the Borrower or there shall be a change in the type or class of securities issuable under the Debenture, then the term shall mean the securities issuable upon conversion of the Debenture and the exercise of the rights granted hereunder and thereunder.

          "Convertible Debt Documents" means this Agreement, the Debenture, the Investors' Rights Agreement, the Co-Sale Agreement, any agreement of the Borrower relating to Subordinated Debt, and each other document, instrument, or agreement executed by the Borrower in connection herewith or therewith, as any of the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

          "Convertible Securities" means evidences of indebtedness, shares of stock, or other securities that are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both, including, without limitation, the Debenture and the Series A Preferred Stock.

          "Co-Sale Agreement" means that certain Second Amended and Restated Co-Sale and First Refusal Agreement dated as of the date of this Agreement by and among the Borrower, the Lender, the Existing Investors, and James A. Konrath and Ray W. McKewon, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

          "Covenant Termination Date" means the date the Borrower's obligations to comply with the covenants set forth in Articles VI and VII hereof terminate (as provided in the introductory paragraph of such Articles).

          "Debenture" has the meaning set forth in Section 2.3 hereof.

          "Debenture Advance" means each disbursement by the Lender of the Loan under Section 2.2 hereof.

          "Debenture Advance Request" has the meaning set forth in Section 2.2 hereof.

          "Debenture Rate" means a floating rate of interest equal to five percent (5.00%) per annum over LIBOR. The Debenture Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Debenture Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Default" means any event which, with the giving of notice (whether such notice is required under Section 8.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

          "Disclosure Schedule" means (a) as of the Closing Date, the initial Disclosure Schedule attached hereto as Exhibit E, and (b) as of any subsequent date, such initial Disclosure Schedule, as modified by the Borrower by written notice to the Lender from time to time, and as required by Section 5.5 hereof or the Debenture.

          "Employee Stock Options/Plans" means, collectively, the Existing Stock Options/Plans, any New Employee Stock Options/Plans, and any New Employment Agreements.

          "Escrow Account" means the sinking fund escrow account to be established under Section 2.6(b) hereof.

          "Event of Default" has the meaning set forth in Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Existing Investors" means, collectively, Cargill, Crosspoint Venture Partners 1993, Crosspoint 1993 Entrepreneurs Fund, Enterprise Partners III, L.P., Enterprise Partners III Associates, L.P., John M. Robbins, Jr., Lehman Commercial Paper Inc., Martin P. Harding, and Ocean Park Ventures.

          "Existing Stock Options/Plans" means, collectively, the employee stock options, employee incentive stock option plans, and other benefit plans described on Exhibit F hereto pursuant to which the Borrower may issue shares of Capital Stock from time to time.

          "Indemnified Liabilities" means any liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses, and disbursements imposed or incurred by or asserted against an Indemnitee with respect to matters described in Sections 10.3(b) and 10.3(c) hereof.

          "Indemnitees" has the meaning set forth in Section 10.3(b) hereof.

          "Investment Property" means cash (including, without limitation, cash held in money market funds or otherwise), securities, instruments, and other investment property (including, without limitation, investment property constituting general intangibles).

          "Investors' Rights Agreement" means that certain Second Amended and Restated Investors' Rights Agreement dated as of the date of this Agreement by and among the Borrower, the Lender, the Existing Investors, and James A. Konrath and Ray W. McKewon, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

          "Liability Termination Date" means (a) with respect to any claim arising under Sections 10.3(a), 10.3(b), or 10.3(c)(iii) hereof, the expiration of the applicable statute of limitations, and (b) with respect to any other claim arising under Section 10.3(c), the date three (3) years after the Covenant Termination Date.

          "Loan" means the Loan made by the Lender to the Borrower pursuant to
     Section 2.1 hereof.

          "Loan Amount" means up to Three Million Dollars ($3,000,000).

          "Maturity Date" means the earliest of: (a) the later of (i) the close of business on March __, 2002, as such date may be extended from time to time in writing by the Lender, in its sole discretion, but in no event beyond March __, 2007, (ii) the date twelve (12) months after the outstanding principal balance of all Term Loan Advances, together with any and all accrued interest thereon, has been paid in full by the Borrower, or
     (iii) the date twenty-four (24) months after the maturity of the Term Loan Advances; and (b) the date the Obligations become due and payable pursuant to Section 8.2 hereof.

          "Milestones" has the meaning set forth in Section 2.6(a) hereof.

          "Milestone Compliance Certificate" has the meaning set forth in
     Section 2.6(d) hereof.

          "New Employee Stock Options/Plans" means any employee stock options, employee incentive stock option plans, executive compensation plans, or other employee benefit plans adopted by the Borrower after the Closing Date with the prior written approval of the Lender, pursuant to which the Borrower may from time to time issue shares of Capital Stock.

          "New Employment Agreements" means any employment contracts or agreements executed by the Borrower after the Closing Date with the prior written approval of the Lender, pursuant to which the Borrower may from time to time issue shares of Capital Stock.

          "Obligations" means any and all indebtedness, obligations, and liabilities of the Borrower to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created, or incurred), arising out of or related to this Agreement, the Debenture, or any other Convertible Debt Document.

          "Options" means any right, warrant, or option to subscribe for or purchase shares of Capital Stock.

          "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "SEC" means the Securities and Exchange Commission or any successor thereto or to the function thereof.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "Senior Management Incentive Plan" means the annual bonus plan for certain senior executives of the Borrower, including, without limitation, the Senior Managers, as determined and approved on an annual basis by the Borrower's Board of Directors or the Compensation Committee thereof with the prior written approval of the Lender. The Senior Management Incentive Plan for calendar year 1998 was adopted by the Compensation Committee of the Borrower's Board of Directors on February 18, 1998, effective January 1, 1998.

          "Senior Managers" means James A. Konrath, Chairman and Chief Executive Officer; Ray W. McKewon, Executive Vice President; and Joseph J. Lydon, President.

          "Series A Common Stock" means the Borrowers common stock, par value $.00l per share, designated as such and entitled to the rights, preferences, privileges, and restrictions set forth in the Borrower's Articles of Incorporation.

          "Series A Preferred Stock" means the Borrower's preferred stock, par value $.001 per share, designated as such and entitled to the rights, preferences, privileges, and restrictions set forth in the Borrower's Articles of Incorporation.

          "Series B Common Stock" means the Borrowers common stock, par value $.001 per share, designated as such and entitled to the rights, preferences, privileges, and restrictions set forth in the Borrower's Articles of Incorporation.

          "Vicon Affiliates" means one or more limited liability companies established by the Borrower and Vicon Financial Services, Inc. pursuant to
     Section 2 of that certain Agreement dated as of October 16, 1998 by and between Vicon Financial Services, Inc. and the Borrower, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

          "Warehouse Credit and Term Loan Agreement" means the Warehousing Credit, Term Loan, and Security Agreement dated as of the date of this Agreement by and between the Borrower and the Lender, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, then as in effect immediately preceding such termination.

     Section 1.2  Other Definitional Provisions.

          (a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

          (b) Defined terms may be used in the singular or the plural, as the context requires.

          (c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

                                   ARTICLE II

                                TERMS OF LENDING

     Section 2.1  The Commitment.

          (a) On the terms and subject to the conditions of this Agreement, and provided that (i) no Default or Event of Default has occurred and is continuing and (ii) the Lender has not elected pursuant to Section 2.6(a) hereof to cause the Debenture to be amortized, the Lender agrees to make a Loan to the Borrower in the aggregate principal amount of up to Three Million Dollars ($3,000,000), by disbursing the proceeds thereof as Debenture Advances from the Closing Date to but not including the Maturity Date.

               (b) All Debenture Advances under this Agreement shall constitute the Loan, and all Collateral shall be security for the Loan and Debenture and for the performance of all of the Obligations, subject to the priority of payment set forth in Section 8.3 of the Warehouse Credit and Term Loan Agreement, which Section is hereby incorporated by reference.

               (c) The following limitations on Debenture Advances shall be applicable:

                   (i) No Debenture Advance shall be made if, after giving effect thereto, the outstanding aggregate principal balance of all Debenture Advances would exceed the Loan Amount.

                   (ii) Each Debenture Advance (other than the initial Debenture
               Advance, which shall be made on the Closing Date) shall be made only on the first Business Day of a month, in an amount not less than $100,000, and in an amount not more than the amount which would cause the outstanding aggregate amount of all Debenture Advances on the date of such Debenture Advance to exceed the maximum amount set forth below:

                                                            Maximum Principal
                                                           Amount of Debenture
                   Period (Dates Inclusive)                Advances Outstanding
                   ------------------------                --------------------

                   Closing Date to April 30, 1999               $1,500,000

                   May 1, 1999 to Business Day
                   immediately preceding Maturity Date          $3,000,000

         Section 2.2 Procedures for Obtaining Debenture Advances. The Borrower may obtain a Debenture Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 2.1(c), 4.1, and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2. A request for a Debenture Advance shall be initiated by the Borrower by delivering to the Lender, not later than five (5) Business Days prior to the Business Day on which the Borrower desires to borrow hereunder (which, for Debenture Advances other than the initial Debenture Advance to be made on the Closing Date, shall be the first Business Day of a month), a completed and signed request for a Debenture Advance (a "Debenture Advance Request") in the form of Exhibit G hereto. The Lender shall have three (3) Business Days to examine the Debenture Advance Request. If the Lender approves the Debenture Advance Request, the Lender shall disburse the amount thereof in accordance with a letter of direction delivered by the Borrower to the Lender.

         Section 2.3 The Debenture. The Loan shall be evidenced by the Borrower's Floating-Rate Convertible Debenture, substantially in the form of Exhibit A hereto (the "Debenture"), in the amount of Three Million Dollars ($3,000,000). The Lender shall enter in its ledgers and records the amount of the Loan and the payments made thereon, and the Lender is authorized by the Borrower to enter on Schedule A attached to the Debenture a record of the Loan, Debenture Advances, and payments.

Section 2.4 Interest.

         (a) Except as otherwise provided in Section 2.4(c) hereof, the unpaid amount of the Loan shall bear interest, from the date of each Debenture Advance until paid in full, at the Debenture Rate. Interest shall be payable (i) monthly in arrears, on the first day of each month, commencing with the first month following the date of the initial Debenture Advance, (ii) on the date on which the Escrow Account is established, (iii) within ten (10) Business Days after the date of conversion of the Debenture, and (iv) on the Maturity Date.

         (b) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period.

         (c) Upon the occurrence and during the continuation of an Event of Default hereunder, the unpaid amount of the Obligations shall bear interest, until paid in full, at a rate of interest equal to four percent (4%) per annum over the Debenture Rate.

Section 2.5 Repayment and Prepayment.

         (a) Principal of the Debenture shall be payable in full on the Maturity Date.

         (b) The Borrower may not prepay the Debenture, in whole or in part, prior to the Maturity Date; provided, however, that the Borrower shall prepay the Debenture at the option of the Lender in accordance with Section 2.6 hereof.

Section 2.6 Amortization Event.

         (a) Early Amortization. In the event the Borrower does not achieve one or more of the milestones (the "Milestones") set forth below in clause (c) of this Section 2.6 related to sales of "Eligible Subject Loans" to the Lender pursuant to "Shared Execution Forward Commitments" (as such terms are defined in the Loan Sale Commitment), then the Lender may elect in a written notice provided to the Borrower, within forty-five (45) days of its receipt of a Milestone Compliance Certificate, to require the outstanding principal amount of the Debenture be amortized in monthly payments equal to the outstanding principal amount of the Debenture at the time of such notice divided by twelve
(12), such payments commencing on the first Business Day of the next succeeding month and ending on the earlier of (i) the first Business Day of the twelfth month thereafter or (ii) the Maturity Date (on which date the outstanding principal balance of the Debenture, if any, shall be due and payable pursuant to
Section 2.5(a) hereof).

         (b) Escrow Account. Upon the Lender making such election, the Borrower shall deposit the monthly payments in an escrow account (the "Escrow Account") with a national bank having combined capital, surplus, and undivided profits of at least $100,000,000 selected by the Lender until the amount on deposit in the Escrow Account equals the outstanding principal balance of the Debenture. The Escrow Account will be established on terms to be agreed upon by the Borrower and the Lender. The Borrower hereby grants to the Lender a security interest in the Escrow Account and all Investment Property therein to secure its Obligations hereunder and under the Debenture, and the Borrower will execute such documents, including a security agreement, control agreement, and financing statements, as the Lender may request in order to perfect its security interest in the Escrow Account and all Investment Property therein. Interest on the amounts held in the Escrow Account will be paid to the Lender on a monthly basis in lieu of the interest payments due under the Debenture with respect to the principal amount held in the Escrow Account. All amounts deposited shall be retained in the Escrow Account until either payment in full of the Debenture or conversion of the Debenture. Interest on the remaining outstanding principal amount of the Debenture will continue to accrue and be paid in accordance with the terms of this Agreement and the Debenture. If the Lender exercises its rights hereunder to escrow principal payments, the Lender shall retain its right to convert the Debenture under
Section 3.1 hereof and the terms of the Debenture, but upon such conversion, all amounts on deposit and Investment Property in the Escrow Account shall be released to the Borrower.

         (c) Milestones. Each of the following is a Milestone hereunder with respect to the sale of Eligible Subject Loans to the Lender pursuant to Shared Execution Forward Commitments:

             (i) The Borrower must fulfill the "Commitment Amount" within the "Commitment Term" (as such terms are defined in each Shared Execution Forward Commitment).

             (ii) During each "Commitment Year" for which the "Annual Commitment Amount" (as such terms are defined in the Loan Sale Commitment) is greater than or equal to One Hundred Fifty Million Dollars ($150,000,000), the Borrower must sell to the Lender Eligible Subject Loans pursuant to Shared Execution Forward Commitments with an outstanding principal balance as of the Funding Date (as such term is defined in the GMA/RFC Consumer Finance Acquisitions Guide) at least equal to One Hundred Fifty Million Dollars ($150,000,000).

             (iii) The Borrower must not cease to originate or acquire through mortgage brokers Eligible Subject Loans.

             (iv) Each Eligible Subject Loan delivered by the Borrower to the Lender to satisfy the foregoing requirements must satisfy the Loan Sale Commitment and the "Contract" (as such term is defined in the Loan Sale Commitment).

         (d) Milestone Compliance Certificates. Within thirty (30) days after
(i) the end of each Commitment Year and (ii) the Maturity Date, the Borrower shall deliver to the Lender a certificate in the form of Exhibit B attached hereto signed by the Chief Financial Officer of the Borrower certifying compliance or noncompliance with each of the Milestones (the "Milestone Compliance Certificate").

         Section 2.7 Use of Proceeds. The proceeds of the Loan shall be used by the Borrower for the following purposes:

                 (a) to expand the Borrower's wholesale origination network, whereby the Borrower acquires or originates mortgage loans through mortgage brokers;

                 (b) to expand the Borrower's direct retail origination operation; and

                 (c) to provide working capital to finance the retention of the Aggregate Payment Obligation(s) resulting from Shared Execution Forward Commitments or residual interests resulting from Eligible Securitization Transaction(s).

The proceeds of the Loan shall not be used to pay bonuses to the Borrower's senior management.

         Section 2.8 Interest Limitation. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Debenture, the Lender's conversion of the Debenture, or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, lending, or retention of the Debenture Advances exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Debenture or any other Convertible Debt Document at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount that would exceed the highest lawful rate of interest, such amount that would be in excess of interest shall be applied to the reduction of the principal balance of the Debenture and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrower and Lender and shall also be binding upon and available to any subsequent holder of the Debenture.

                                   ARTICLE III

                         CONVERSION; REGISTRATION RIGHTS

         Section 3.1 Conversion Rights.

                 (a) Series B Common Stock. The Debenture shall be convertible into the Conversion Shares, which shall consist of fully paid and nonassessable shares of Series B Common Stock of the Borrower, at the option of Lender, upon the terms set forth herein and in the Debenture, at any time within the period (the "Conversion Exercise Period") commencing on the Closing Date and terminating on the Maturity Date (as the same may be extended by the Lender pursuant to the terms hereof). The issuance of the Conversion Shares upon conversion of the Debenture shall be made without charge to Lender for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such conversion and the related issuance of shares of Series B Common Stock. Upon conversion, the Borrower will take all such actions as are necessary in order to insure that the Series B Common Stock issued as a result of such conversion is validly issued, fully paid, and nonassessable. The Borrower will not close its books with respect to the transfer of Series B Common Stock issued or issuable upon conversion of the Debenture in any manner that interferes with the timely conversion of the Debenture. The Borrower shall at all times reserve for issuance a number of shares of Series B Common Stock equal to the maximum number of shares issuable upon conversion of the Debenture.

         (b) Series A Common Stock. The Series B Common Stock shall be convertible into fully paid and nonassessable shares of Series A Common Stock pursuant to the terms of the Borrower's Articles of Incorporation. The issuance of shares of Series A Common Stock upon conversion of shares of Series B Common Stock shall be made without charge to Lender for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such conversion and the related issuance of shares of Series A Common Stock. Upon conversion, the Borrower will take all such actions as are necessary in order to insure that the Series A Common Stock issued as a result of such conversion is validly issued, fully paid, and nonassessable. The Borrower will not close its books with respect to the transfer of Series A Common Stock issued or issuable upon conversion of the Series B Common Stock in any manner that interferes with the timely conversion of such Series B Common Stock. The Borrower shall at all times reserve for issuance a number of shares of Series A Common Stock equal to the maximum number of shares issuable upon conversion of the Series B Common Stock.

     Section 3.2 Board of Directors.

             (a) At any time that the Lender or an Affiliate of the Lender holds Series B Common Stock, the Lender shall receive notice of all meetings and copies of all documents sent to or given to members of the Board of Directors of the Borrower in their capacity as such, and shall have the right to send a representative to attend all meetings of the Borrower's Board of Directors, and any committees thereof, as an observer.

             (b) At any time that the shares of Series B Common Stock held by the Lender or an Affiliate of the Lender, together with shares of Series B Common Stock that the Lender has a right to acquire upon conversion of the Debenture, is greater than or equal to five percent (5.00%) of the Common Stock Equivalents Outstanding:

                  (i) The Lender shall have the right to designate one (1) voting member (not an "advisory" member) of the Borrower's Board of Directors and of any executive or similar committee thereof;

                  (ii) The Lender's designee to the Borrower's Board of Directors pursuant to this Section 3.2 shall not be removed without the Lender's prior written consent; and

                  (iii) The Borrower's Board of Directors shall not exceed seven
             (7) members.

          Section 3.3 Registration Rights. In order to induce the Lender to enter into this Agreement, the Borrower, each of the Existing Investors, and James A. Konrath and Ray W. McKewon, have duly executed and delivered the Investors' Rights Agreement to the Lender, and the Borrower hereby agrees that the Lender shall be entitled to the registration rights provided by the Investors' Rights Agreement.

          Section 3.4 Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Borrower as follows, understanding that the Borrower is relying upon such representations and warranties in executing and delivering this Agreement, in issuing the Debenture, and in issuing any Conversion Shares as contemplated hereby or thereby:

                  (a) The Lender is a corporation that was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5,000,000. The Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Debenture and the Conversion Shares, and is able to bear the economic risk of the Debenture and the Conversion Shares.

                  (b) The Lender is acquiring the Debenture for its own account and not with a view to the resale or distribution of the Debenture or the Conversion Shares in whole or in part in violation of the Securities Act or applicable state law.

                  (c) The Lender acknowledges that it has not received nor is it aware of any general solicitation or general advertising of the Debenture or the Conversion Shares, including without limitation, (i) any communication published in any newspaper or magazine or broadcast over television or radio, or (ii) any seminar or meeting to which people were invited by means of a general solicitation or general advertising.

                  (d) The Lender has the corporate power and authority to enter into this Agreement and to purchase the Debenture. This Agreement has been duly and validly authorized, executed, and delivered by the Lender and constitutes the legal, valid, and binding obligation of the Lender, enforceable against the Lender in accordance with its terms.

                  (e) The Lender has had access prior to its receipt of the Debenture to such information relating to the Borrower as the Lender has desired, and has been given the opportunity to (i) ask questions of and receive answers from the Borrower and its representatives concerning the Borrower and the terms and conditions of the Debenture, and (ii) obtain any additional information that the Borrower possesses or can obtain, without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished by the Borrower in connection herewith.

          Section 3.5 Agreements of the Lender. The Lender understands that the Debenture has not been and the Conversion Shares may not have been registered under the Securities Act or registered or qualified under state securities laws and regulations. The Lender understands and agrees that the Debenture will, and the certificates representing the Conversion Shares will until registered, bear the following legend:

         "THIS [DEBENTURE] [CERTIFICATE] AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION EFFECTED PURSUANT TO SUCH REGISTRATION AND QUALIFICATION."

The Lender agrees that it will not transfer any portion of the Debenture or the Conversion Shares evidenced by a certificate bearing such legend except in compliance with such legend. The Borrower agrees that it will, at the earliest available opportunity under applicable law, cause such legend to be removed from the Debenture and from the certificates representing the Conversion Shares.

          Section 3.6 Specific Performance. The Borrower hereby agrees that irreparable damage would occur in the event that any provision of this Article III is not performed by the Borrower in accordance with the terms hereof and that the Lender shall be entitled to specific performance of the terms of this
Article III in addition to any other remedy at law or equity.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

          Section 4.1 Conditions of the Loan. The obligation of the Lender to make the Loan hereunder shall be subject to the prior or simultaneous fulfillment of each of the following conditions:

                  (a) Closing Schedule. The requirements set forth in the Closing Schedule shall have been satisfied.

                  (b) Warehouse Credit and Term Loan Agreement. All conditions to the making of the initial Warehousing Advance and the initial Term Loan Advance set forth in the Warehouse Credit and Term Loan Agreement shall have been satisfied.

                  (c) Subordination of Debt. All directors, officers, and shareholders of the Borrower, all Affiliates of the Borrower or of any Subsidiary of the Borrower, to whom or to any of whom the Borrower or any Subsidiary shall be indebted as of the date of this Agreement, which indebtedness has a term of more than one (1) year or is in excess of Twenty-Five Thousand Dollars ($25,000), shall have subordinated such indebtedness to the Obligations to the extent and in a form satisfactory to the Lender in its sole discretion, including, without limitation, by executing, if requested by the Lender, a Subordination of Debt Agreement in the form of Exhibit F to the Warehouse Credit and Term Loan Agreement; and the Lender shall have received evidence of such subordination, satisfactory to the Lender in its sole discretion, including, without limitation, by delivery of an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Borrower to be true and complete and in full force and effect as of the date of the initial Debenture Advance.

                  (d) Other Matters. All organizational and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in scope, form, and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, that it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

                  (e) Fees and Expenses. The Lender shall have received all fees and other amounts due and payable by the Borrower on or prior to the Closing Date.

         Section 4.2 Each Advance. The obligation of the Lender to make the initial Debenture Advance and each subsequent Debenture Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Debenture Advance, of the following conditions precedent:

                  (a) The Borrower shall have delivered to the Lender the Debenture Advance Request, any Milestone Compliance Certificate required by Section 2.6(d) hereof, and shall have satisfied the procedures set forth in Section 2.2 hereof. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement.

                  (b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements as may be necessary to perfect the security interest in the Collateral under the Uniform Commercial Code or other applicable law.

                  (c) No amortization event under Section 2.6 hereof shall have occurred.

                  (d) The representations and warranties of the Borrower contained in Article V hereof shall be accurate and complete in all material respects as if made on and as of the date of the initial Debenture Advance, and the representations and warranties of the Borrower contained in Article V hereof (other than Section 5.5 thereof) shall be accurate and complete in all material respects as if made on and as of the date of each subsequent Debenture Advance.

                  (e) The Borrower shall have performed all agreements to be performed by it hereunder, under the Debenture, and under the other Convertible Debt Documents and, after giving effect to the requested Debenture Advance, there shall exist no Default or Event of Default hereunder.

                  (f) The Borrower shall have not incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                  (g) The Lender shall have received from counsel to the Borrower, if requested by the Lender in its sole discretion, an updated opinion in form and content satisfactory to the Lender, addressed to the Lender and dated as of the date of the Debenture Advance, covering such matters as the Lender may reasonably request.

                  (h) For Debenture Advances other than the initial Debenture Advance to be made on the Closing Date, the Lender shall have received evidence satisfactory to it that the Borrower had positive cumulative net income, determined on a consolidated basis in accordance with GAAP, for the six most recently completed months; provided, however, that for Debenture Advance Requests submitted prior to July 1, 1999, the Lender shall have received evidence satisfactory to it that the Borrower had positive cumulative net income, determined on a consolidated basis in accordance with GAAP, for the period from January 1, 1999 through the last day of the most recently completed month.

Delivery of a Debenture Advance Request by the Borrower shall be deemed a representation by the Borrower that all conditions set forth in this Section 4.2 shall have been satisfied as of the date of such Debenture Advance.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Except as set forth on the Disclosure Schedule, the Borrower hereby represents and warrants to the Lender, as of the date of this Agreement, the date of each Debenture Advance Request, the making of each Debenture Advance, and any conversion of the Debenture into the Conversion Shares, that:

         Section 5.1 Incorporation by Reference of Representations and Warranties. Each of the representations and warranties contained in Article 5 of the Warehouse Credit and Term Loan Agreement is true and correct, which representations and warranties are incorporated herein by reference as if fully set forth herein.

         Section 5.2 Authorization and Enforceability. The Borrower has the power and authority to execute, deliver, and perform this Agreement, the Debenture, and all other Convertible Debt Documents to which the Borrower is a party, to make the borrowings hereunder, and to issue the Conversion Shares issuable upon conversion of the Debenture. The execution, delivery, and performance by the Borrower of this Agreement, the Debenture, and all other Convertible Debt Documents to which the Borrower is a party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Borrower, or of the Articles of Incorporation or Bylaws of the Borrower, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrower or any Subsidiary of the Borrower other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Borrower or any Subsidiary of the Borrower pursuant to any agreement, instrument, or indenture to which the Borrower or any Subsidiary of the Borrower is a party or by which the Borrower or any Subsidiary of the Borrower or any of their property may be bound or affected. This Agreement, the Debenture, and all other Convertible Debt Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other such laws affecting the enforcement of creditors' rights.

         Section 5.3 Approvals. The execution and delivery of this Agreement, the Debenture, and all other Convertible Debt Documents to which the Borrower is a party and the performance of the Borrower's obligations hereunder and thereunder, including, without limitation, the issuance of the Conversion Shares, and the validity and enforceability hereof and thereof do not require any license, consent, approval, or other action of any state or federal agency or governmental or regulatory authority other than those that have been obtained, remain in full force and effect, and have been previously disclosed in writing to the Lender.

         Section 5.4 Capital Stock and Related Matters.

                 (a) As of the Closing Date, the authorized Capital Stock of the the Borrower consists of the classes and numbers of shares set forth on Exhibit C attached hereto, of which the number of shares that are issued and outstanding and owned by the shareholders as of the Closing Date are listed on Exhibit C. As of the Closing Date, neither the Borrower nor any of its Subsidiaries has outstanding any stock or securities convertible or exchangeable for any shares of its Capital Stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for their capital stock or any stock appreciation rights or phantom stock plans, except for the Debenture and except as set forth on Exhibit C. Exhibit C accurately sets forth the following with respect to all outstanding options and rights to acquire the Borrower's Capital Stock and each Subsidiary's capital stock: the holder, the number of shares covered, the exercise price, and the expiration date. As of the Closing Date, neither the Borrower nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or redeem any shares of its capital stock or any warrants, options, or other rights to acquire its capital stock, except as provided hereby or as set forth on Exhibit C. As of the Closing Date, all of the outstanding shares of the capital stock of the Borrower and each Subsidiary of the Borrower, including, without limitation, the Capital Stock, shall be validly issued, fully paid, and nonassessable.

                 (b) Except as set forth on Exhibit C, there are no statutory or contractual shareholders' preemptive rights or rights of refusal with respect to the issuance of the Series B Common Stock upon conversion of the Debenture. The Borrower has not violated any applicable federal or state securities laws in connection with the offer, sale, or issuance of any of its Capital Stock, and the offer, sale, and issuance of the Conversion

          Shares hereunder upon conversion of the Debenture do not require registration under the Securities Act or any applicable state securities laws. Except as set forth on Exhibit C, there is no agreement among any shareholders of the Borrower with respect to the voting or transfer of the Borrower's Capital Stock.

          Section 5.5 Additional Representations and Warranties. As of the date of this Agreement and as of the date the Borrower provides the Lender with an update to the Disclosure Schedule after receipt of a Conversion Notice (as such term is defined in the Debenture), each of the representations and warranties set forth on Exhibit D attached hereto and made a part hereof is true and correct.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

          The Borrower hereby covenants and agrees that so long as the Debenture is outstanding or there remain any Obligations to be paid or performed under this Agreement, the Debenture, or any other Convertible Debt Document, and thereafter, with respect to the obligations set forth in Sections 6.6 and 6.8 hereof, if the Lender holds any Conversion Shares, until all of the Conversion Shares have been registered under the Securities Act and applicable state securities laws and regulations, the Borrower shall:

          Section 6.1 Payment of Debenture. Punctually pay or cause to be paid all Obligations payable hereunder, under the Debenture, and under the other Convertible Debt Documents in accordance with the terms hereof and thereof.

          Section 6.2 Financial Statements and Other Reports. Deliver to the Lender, all financial statements and other reports required under the Warehouse Credit and Term Loan Agreement.

          Section 6.3 Incorporation by Reference of Affirmative Covenants. Comply with each of the affirmative covenants contained in Article 6 of the Warehouse Credit and Term Loan Agreement, which covenants are incorporated herein by reference as if fully set forth herein.

          Section 6.4 Use of Proceeds of Debenture Advances. Use the proceeds of each Debenture Advance solely for the purposes set forth in Section 2.7 hereof.

          Section 6.5 Insurance. In addition to the insurance required to be maintained pursuant to Section 6.8 of the Warehouse Credit and Term Loan Agreement, maintain key person life insurance in the amount of $1,500,000 on each of the Senior Managers.

          Section 6.6 Notification of Certain Matters. Give prompt notice to the Lender of (a) the occurrence, or non-occurrence, of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate as of any of the dates specified in Article V hereof; and (b) any failure of the Borrower to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.6 shall not limit or otherwise affect the remedies available to the Lender under this Agreement.

          Section 6.7 Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses, and franchises necessary or desirable in the normal conduct of its business; conduct its business in an orderly and efficient manner; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

          The Borrower hereby covenants and agrees that so long as the Debenture is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Convertible Debt Document, the Borrower shall not, either directly or indirectly, without the prior written consent of the
Lender:

          Section 7.1 Incorporation by Reference of Negative Covenants. Violate any of the negative covenants contained in Article 7 of the Warehouse Credit and Term Loan Agreement, each of which is incorporated herein by reference as if fully set forth herein.

          Section 7.2 Conduct of Business. Change the basic nature or purpose of its business, make a material change in any of the accounting methods, principles, or practices that are used in the preparation of the Borrower's and its Subsidiaries' financial statements, other than in accordance with GAAP, or settle or compromise any pending or threatened litigation that relates to the transactions contemplated hereby or that would have a material adverse effect on the businesses of the Borrower and its Subsidiaries, taken as a whole.

          Section 7.3 Sale/Merger Transaction. Sell, assign, transfer, or dispose of, or authorize the sale, assignment, transfer, or disposition of, any substantial part of the assets of the Borrower or engage in any liquidation, dissolution, recapitalization, merger, consolidation, or other similar transaction or business combination involving the Borrower, except for sales of assets in the ordinary course of business and the disposition of obsolete or unnecessary tangible assets in a commercially reasonable manner.

          Section 7.4 Acquisitions. Acquire (including, without limitation, by merger, consolidation, acquisition of stock or assets, or otherwise) any interest in any Person.

          Section 7.5 Articles and Bylaws. Amend, restate, supplement, replace, or otherwise modify the Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries.

          Section 7.6 Capital Stock. Issue, sell, grant, or authorize the issuance, sale, or grant of any shares of Capital Stock of the Borrower of any class, or any options, warrants, convertible securities, or other rights of any kind to acquire any shares of the Capital Stock of the Borrower, or any other ownership interest of the Borrower other than pursuant to Employee Stock Options/Plans.

       Section 7.7 Dividends. Declare or pay dividends or make any other distribution to any of its shareholders in their capacities as such, other than distributions required by Section C.3 of Article III of the Borrower's Articles of Incorporation in connection with mandatory redemptions of shares of Series A Preferred Stock.

       Section 7.8 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit, or capital contribution to any of its Affiliates, other than (i) investments in Accredited Home Capital, Inc. to the extent required to comply with Section 7.1(a) of the Cargill Facility Agreement and (ii) investments totaling not more than Three Hundred Fifty Thousand Dollars ($350,000), in the aggregate, in Vicon Financial Services, Inc. and in one or more Vicon Affiliates, (b) transfer, sell, pledge, assign, or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates other than purchases of mortgage loans in the ordinary course of business from Vicon Affiliates, or (d) transfer, pledge, or assign or otherwise pay management fees or other amounts to or on behalf of such Affiliates.

       Section 7.9 Compensation, Severance, Bonuses. Directly or indirectly (a) adopt any severance benefit plan, grant any severance or termination pay to, or enter into any agreement providing for any severance payment, change of control payment, retention bonus payment, or similar payment arrangement with any officer, director, employee, or principal shareholder of the Borrower or any of its Subsidiaries in an amount in excess of Fifty Thousand Dollars ($50,000) for any individual officer, director, employee, or principal shareholder or in an aggregate amount (in any fiscal year) in excess of Two Hundred Fifty Thousand Dollars ($250,000) for all officers, directors, employees, and principal shareholders, (b) enter into any employment or consulting agreement or otherwise agree to provide total compensation (including base salary, bonus, and all discretionary expense items) with or to any officer, director, employee, or principal shareholder of the Borrower or any of its Subsidiaries, or with or to any other individual, (i) having a term in excess of one (1) year or (ii) providing for annual compensation (after excluding performance-based commissions or the equivalent) to any such officer, director, employee, principal shareholder, or other individual in excess of Two Hundred Fifty Thousand Dollars ($250,000), (c) pay bonuses in any calendar year, including, without limitation, bonuses that might otherwise be authorized by the Senior Management Incentive Plan, (i) to James A. Konrath or Ray W. McKewon in excess of fifty percent (50.00%) of their then current respective base salaries or (ii) to Joseph J. Lydon in excess of one hundred percent (100.00%) of his then current base salary, (d) establish, adopt, or enter into any bonus, profit sharing, thrift, compensation, pension, retirement, deferred compensation, or other plan, trust, or fund for the benefit of any director, officer, or class of employees of the Borrower or any of its Subsidiaries, or amend, restate, supplement, replace, or otherwise modify any such plan, trust, or fund, including, without limitation, the Existing Employee Stock Options/Plans, except that the Borrower may amend or otherwise modify the performance-based commissions payable under any compensation plan in effect on the Closing Date provided that such amendments or modifications do not, individually or in the aggregate, represent a material increase in the commissions payable under such compensation plan on the Closing Date, (e) increase by more than ten percent (10.00%) annually the current compensation levels (including base salary and any discretionary expense items) of (i) any Senior Manager or (ii) any employee of the Borrower or any of its Subsidiaries whose annual base salary exceeds One Hundred Thousand Dollars ($100,000), (f) adopt any Senior Management Incentive Plan or amend, restate, supplement, replace, or otherwise modify any Senior Management Incentive Plan that has been previously reviewed and approved in writing by the Lender, or (g) adopt any bonus plan other than the Senior Management Incentive Plan with respect to senior executives of the Borrower, including, without limitation, the Senior Managers.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

       Section 8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

              (a) Failure of the Borrower to pay the principal of the Loan when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on the Loan or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Borrower due the Lender, including, without limitation, indebtedness to the Lender under the Warehouse Credit and Term Loan Agreement; or

              (b) Failure of the Borrower or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture, or other agreement relating thereto, if the effect of such failure, default, or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Borrower or its Subsidiaries in the aggregate amount of Seventy-Five Thousand Dollars ($75,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

              (c) Failure of the Borrower to perform or comply with any term or condition applicable to them contained in Sections 6.3 or 6.12 or Article 7 of the Warehouse Credit and Term Loan Agreement (which are incorporated herein by reference) or in any Section of Article VII of this Agreement; or

              (d) Any of the Borrower's representations or warranties made or deemed made herein or in any other Convertible Debt Document or Transaction Document, or in any statement or certificate at any time given by the Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

       (e) The Borrower shall default in the performance of or compliance with any term contained in this Agreement or any other Convertible Debt Document or Transaction Document other than those referred to above in Sections 8.1(a), 8.1(c), or 8.1(d) hereof, and such default shall not have been remedied or waived within thirty (30) days after the earliest of: (i) receipt by the Borrower of notice from the Lender of such default; (ii) receipt by the Lender of notice from the Borrower of such default; or (iii) the date the Borrower should have notified the Lender of such default pursuant to Section 6.6 of this Agreement or Section 6.6(c) of the Warehouse Credit and Term Loan Agreement (as incorporated herein); or

       (f) (i) A court having jurisdiction shall enter a decree or order for relief in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under any applicable bankruptcy, insolvency, or other similar law in respect of the Borrower or any Subsidiary of the Borrower now or hereafter in effect, which decree or order is not stayed; or a filing of a voluntary case under any applicable bankruptcy, insolvency, or other similar law in respect of the Borrower or any Subsidiary of the Borrower has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (ii) the filing of an involuntary case in respect of the Borrower or any Subsidiary of the Borrower under any applicable bankruptcy, insolvency, or other similar law; a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over the Borrower or any Subsidiary of the Borrower, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee, or other custodian of the Borrower or any Subsidiary of the Borrower for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution, or similar process against any substantial part of the property of the Borrower or any Subsidiary of the Borrower, and the continuance of any such events in this Subsection (ii) for sixty (60) days unless dismissed, bonded off, or discharged; or

       (g) The Borrower or any Subsidiary of the Borrower shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, or other custodian for all or a substantial part of its property; the making by the Borrower or any Subsidiary of the Borrower of any assignment for the benefit of creditors; or the inability or failure of the Borrower or any Subsidiary of the Borrower, or the admission by the Borrower or any Subsidiary of the Borrower in writing of its inability, to pay its debts as such debts become due; or

       (h) One or more money judgments, writs, or warrants of attachment, or similar process, involving an amount in excess of Seventy-Five Thousand Dollars ($75,000) shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded, or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

              (i) Any order, judgment, or decree shall be entered against the Borrower or any of its Subsidiaries decreeing the dissolution or split up of the Borrower or such Subsidiary and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

              (j) The Borrower shall purport to disavow its obligations hereunder or under any other Transaction Document, or shall contest the validity or enforceability hereof or thereof; or

              (k) Prior to the conversion of the Debenture, James A. Konrath shall cease to be the Chairman and Chief Executive Officer, or Ray W. McKewon shall cease to be the Executive Vice President, or Joseph J. Lydon shall cease to be the President, in each case of the Borrower; or

              (1) An "Event of Default" under the Warehouse Credit and Term Loan Agreement or any other Transaction Document shall occur; or

              (m) There shall be a material adverse change in the financial condition, business, or operations of the Borrower or any Subsidiary of the Borrower.

       Section 8.2 Remedies. If (a) any Event of Default described in Sections 8.1(f) or (g) hereof shall occur with respect to the Borrower, the Debenture and all other Obligations of the Borrower to the Lender under this Agreement shall automatically become immediately due and payable, or (b) any other Event of Default shall occur and be continuing, then the Lender may declare the Debenture and all other Obligations of the Borrower to the Lender under this Agreement to be forthwith due and payable, whereupon the same shall immediately become due and payable, in each case without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Debenture to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence, the Lender may exercise all rights and remedies under this Agreement, the Debenture, and any related agreements and under any applicable law, and may exercise the remedies set forth in Sections 8.2(c) through 8.2(j) of the Warehouse Credit and Term Loan Agreement, which Sections are hereby incorporated by this reference as if fully set forth herein. Upon the occurrence of any Event of Default other than those described in Sections 8.1(f) or (g) hereof, the Lender may, by notice to the Borrower, terminate its commitment to make further Debenture Advances.

       Section 8.3 Offset. In addition to the remedies set forth in Section 8.2 hereof, the Borrower hereby irrevocably authorizes the Lender to set off all sums due by the Borrower to the Lender against all deposits and credits of the Borrower with, and any and all claims of the Borrower against, the Lender.

       Section 8.4 No Limitation. The remedies set forth in Sections 8.2 and 8.3 hereof shall not be construed as exclusive, and the Lender shall have, in addition to such remedies, the other rights and remedies provided in this Agreement, the other Convertible Debt Documents, the other Transaction Documents, and under applicable law.

                                   ARTICLE IX

                                SECURITY INTEREST

         Section 9.1 Grant of Security Interest. As security for the payment of the Loan and the Debenture and for the performance of all of the Borrower's Obligations, the Borrower hereby assigns and transfers to the Lender all right, title, and interest in and to, and grants a security interest to the Lender in, the Collateral, the Escrow Account, and all Investment Property held therein.

         Section 9.2 Incorporation By Reference of Provisions Regarding the Collateral. The provisions of Sections 3.2 through 3.6 of the Warehouse Credit and Term Loan Agreement are hereby incorporated by reference as if fully set forth herein.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Modifications. No amendment, modification, or waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the purpose for which given.

         Section 10.2 Reimbursements. The Borrower shall pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the due diligence investigation, approval, negotiation, preparation, execution, delivery, amendment, enforcement, and administration of this Agreement, the Debenture, and the other Convertible Debt Documents, the making and repayment of the Debenture Advances, and the payment of interest thereon, the conversion of the Debenture as provided for in Section 3.1 hereof and in the Debenture, and the exercise by the Lender of its rights with respect to the Conversion Shares provided for herein or in any other Convertible Debt Document.

         Section 10.3 Indemnity. The Borrower shall (a) indemnify, pay, and hold harmless the Lender and any holder of the Debenture from and against any and all present and future stamp, documentary, and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Debenture harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (b) indemnify, pay, and hold harmless the Lender and any of its officers, directors, employees, or agents and any subsequent holder of the Debenture (collectively called the "Indemnitees") from and against any and all Indemnified Liabilities of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative, or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) that may be imposed upon, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of this

Agreement, the Debenture, or any other Convertible Debt Document or any of the transactions contemplated hereby or thereby; provided, however, that the Borrower shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitee; and (c) indemnify, pay, and hold harmless the Indemnitees from and against any and all Indemnified Liabilities suffered or incurred by an Indemnitee, whether or not involving a third-party claim, arising out of or resulting from (i) any untrue representation of, or breach of warranty by, the Borrower in any part of this Agreement or any other Convertible Debt Document;
(ii) any breach or nonfulfillment of any covenant, agreement, or undertaking of the Borrower in any part of this Agreement or any other Convertible Debt Document; or (iii) the operation of the business of the Borrower and its Subsidiaries prior to the Covenant Termination Date. Notice of any claim for indemnity hereunder must be given prior to the Liability Termination Date. To the extent that the undertaking to indemnify, pay, and hold harmless as set forth in the second preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrower contained in this
Section 10.3 shall survive the expiration or termination of this Agreement and the payment in full of the other Obligations. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

         Section 10.4 Waivers, Etc. No failure on the part of the Lender or any holder of the Debenture to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any right or remedy the Lender otherwise has.

         Section 10.5 Notices. Except when telephonic notice is expressly authorized by this Agreement or any other Convertible Debt Document, any notice or other communication to any party in connection with this Agreement or any other Convertible Debt Document shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier, or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex, or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Lender under Article II hereof shall be deemed to have been given only when received by the Lender.

         Section 10.6 Successors and Assigns; Disposition of the Loan. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Lender nor the Borrower may assign its rights or delegate its obligations hereunder without the prior written consent of the other party; provided, however, that the Lender may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the Loan to one or more Affiliates. The Lender may disclose any information regarding the Borrower in the Lender's possession to its Affiliates and, with the prior written consent of the Borrower, to any other prospective buyer or participant.

       Section 10.7 Confidentiality. The Borrower hereby agrees that it will not, without the prior written consent of the Lender:

              (a) Public Announcements. Make any public announcement with respect to the transactions contemplated by this Agreement, the Debenture, or any other Convertible Debt Document or Transaction Document without the prior written consent of the Lender; provided, however, that the Borrower may at any time make any announcements that are required by applicable law so long as the Borrower upon learning of such requirement, notifies the Lender of such requirement and discusses with the Lender in good faith the exact proposed wording of such required announcement.

              (b) Other Information. Divulge to any Person any information about the Lender and its operations and affairs, or about this Agreement, the Debenture, or any other Convertible Debt Document or Transaction Document and the transactions contemplated hereby and thereby, or about any other relationship between the Lender and the Borrower, or refer to or otherwise use in any manner the names (or any variant of such names) "Residential Funding Corporation," "RFC," "General Motors Acceptance Corporation," "General Motors Corporation," "GMAC," "GMAC/RFC," "GM," or "GMAC Mortgage Group," including, without limitation, in any oral or written communications with third parties, advertising, printed material, electronic medium, or other medium, except: (i) to the Existing Investors in order to obtain their consent to the transactions contemplated by this Agreement, the Debenture, and the other Convertible Debt Documents and Transaction Documents; (ii) to the Borrower's officers, directors, employees, attorneys and accountants; (iii) in connection with the enforcement of rights hereunder and under the other Convertible Debt Documents and Transaction Documents or otherwise in connection with applicable litigation; and (iv) where required, the size and maturity of the warehouse credit facilities provided to the Borrower under the Warehouse Credit and Term Loan Agreement and the identity of the Lender as a provider of warehouse financing thereunder, may be disclosed (A) to third parties on applications to be approved as a seller of whole loans to such third parties and on reference checks related thereto and (B) to any regulatory authority having jurisdiction over the Borrower under applicable law, rule, regulation, or judicial process.

       Section 10.8 Governing Law and Construction. THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS AGREEMENT, THE DEBENTURE, AND THE OTHER CONVERTIBLE DEBT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

       Section 10.9 Consent to Jurisdiction. AT THE OPTION OF THE LENDER, THIS AGREEMENT, THE DEBENTURE, AND THE OTHER CONVERTIBLE DEBT DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

       Section 10.10 Waiver of Jury Trial. THE BORROWER AND THE LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE BORROWER ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT, THE DEBENTURE, AND THE OTHER CONVERTIBLE DEBT DOCUMENTS TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWER AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

       Section 10.11 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit, or describe the scope or intent of any provision of this Agreement.

       Section 10.12 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Borrower and the Lender with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

       Section 10.13 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        ACCREDITED HOME LENDERS, INC.

                                        By: /s/ Ray W. McKewon
                                            ------------------------------------
                                        Name: Ray W. McKewon
                                              ----------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------

                                        Address:
                                        15030 Avenue of Science #100
                                        San Diego, California 92128
                                        Attention:  Ray W. McKewon
                                                    Executive Vice President
                                        Telecopier: (619) 676-8114

                                        With copies of all notices to:
                                        15030 Avenue of Science #100
                                        San Diego, California 92128
                                        Attention:  James A. Konrath
                                                    Chairman and Chief
                                                    Executive Officer
                                        Telecopier: (619) 676-8114

                                        And to:
                                        15030 Avenue of Science #l00
                                        San Diego, California 92128
                                        Attention:  David E. Hertzel
                                                    General Counsel
                                        Telecopier: (619) 676-2170


                                        RESIDENTIAL FUNDING CORPORATION


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        Address:
                                        10 Universal City Plaza, Suite 2100
                                        Universal City, California 91608
                                        Attention:  Thomas S. Dinnegan
                                                    Managing Director
                                        Telecopier: (818) 985-7344

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            ACCREDITED HOME LENDERS, INC.


                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            Address:
                                            15030 Avenue of Science #l00
                                            San Diego, California 92128
                                            Attention:  Ray W. McKewon
                                                        Executive Vice President
                                            Telecopier: (619) 676-8114

                                            With copies of all notices to:
                                            15030 Avenue of Science #l00
                                            San Diego, California 92128
                                            Attention:  James A. Konrath
                                                        Chairman and Chief
                                                        Executive Officer
                                            Telecopier: (619) 676-8114

                                            And to:
                                            15030 Avenue of Science #l00
                                            San Diego, California 92128
                                            Attention:  David E. Hertzel
                                                        General Counsel
                                            Telecopier: (619) 676-2170


                                            RESIDENTIAL FUNDING CORPORATION


                                            By: /s/ Thomas S. Dinnegan
                                                --------------------------------
                                            Name: Thomas S. Dinnegan
                                                  ------------------------------
                                            Title: MANAGING DIRECTOR
                                                   -----------------------------

                                            Address:
                                            10 Universal City Plaza, Suite 2100
                                            Universal City, California 91608
                                            Attention:   Thomas S. Dinnegan
                                                         Managing Director
                                            Telecopier: (818) 985-7344

                                                                       EXHIBIT A
                                                  TO LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

THIS DEBENTURE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION EFFECTED PURSUANT TO SUCH REGISTRATION AND QUALIFICATION.

                          Accredited Home Lenders, Inc.

                       Floating-Rate Convertible Debenture

$3,000,000                                                        March 17, 1999
                                                                 (Date of Issue)

                  FOR VALUE RECEIVED, ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), promises to pay to RESIDENTIAL FUNDING CORPORATION, a corporation organized under the laws of Delaware, or its registered assigns (the "Holder"), at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, or at such other place designated at any time by the Holder hereof, in lawful money of the United States of America and in immediately available funds, the principal amount of Three Million Dollars ($3,000,000) or, if less, the unpaid aggregate principal amount of the amounts advanced hereunder, together with interest on the unpaid balance accruing at the rate specified herein on the Maturity Date, unless this Debenture is earlier converted into the Conversion Shares as provided herein, upon presentation and surrender of this Debenture, as set forth herein. This Debenture is the Debenture referred to in, and issued under, the Loan and Security Agreement (Convertible Debt) of even date herewith by and between the Borrower and the Holder (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined have the meanings given them in the Loan Agreement.

              Section 1. Maturity. The outstanding principal and all accrued and unpaid interest shall be due and payable on the Maturity Date, unless this Debenture is converted, in whole or in part, in the sole discretion of the Holder, into the Conversion Shares (as that term is defined in Section 7 hereof) as provided in the Loan Agreement and Section 4 hereof, provided, however, that monthly payments into the Escrow Account in respect of principal hereunder may be required by the Holder pursuant to Section 2.6 of the Loan Agreement if the Borrower does not satisfy certain Milestones set forth therein.

              Section 2. Payment of Principal and Interest. Except as required by Section 2.6 of the Loan Agreement, no principal payment shall be due until the Maturity Date. Interest shall accrue and be payable on the principal balance, or so much thereof as may be outstanding from time to time, at the applicable rate and times set forth in Section 2.4 of the Loan Agreement, until the principal and interest hereof has been paid in full or until conversion of this Debenture, whichever occurs first. Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period. The Borrower may not prepay the Debenture, in whole or in part, prior to the Maturity Date; provided, however, that the Borrower shall prepay the Debenture at the option of the Lender in accordance with
Section 2.6 of the Loan Agreement.

              Section 3. Security. This Debenture is secured by a security interest in the Collateral, Escrow Account, and Investment Property granted under the Loan Agreement.

              Section 4. Conversion Rights. The outstanding principal amount of this Debenture may be converted (the "Conversion Option") by the Holder, in whole or in part, at any time after the date of issue until and including the Maturity Date, upon the following terms:

                      (a) Conversion of Principal. The principal amount of this
              Debenture subject to conversion (the "Principal Conversion Amount"), as set forth in the Conversion Notice and the Confirmation of Conversion Exercise (as those terms are hereinafter defined), shall be converted into up to 2,095,625 Conversion Shares (the "Initial Number") at a rate of one share of Series B Common Stock for each $1.43 of principal being converted (the "Initial Conversion Price"). The Initial Number and the Initial Conversion Price are subject to adjustment in certain events, as more fully set forth in Section 5 of this Debenture.

                      (b) Method of Exercise. To exercise the Conversion Option, in whole or in part, the Holder shall provide to the Borrower a conversion notice substantially in the form attached hereto as Schedule B-l (a "Conversion Notice"), at any time prior to the expiration of the Conversion Exercise Period, followed by delivery of a Confirmation of Conversion Exercise (as hereinafter defined) in the form attached hereto as Schedule B-2, which Confirmation of Conversion Exercise shall be irrevocable. Within thirty (30) calendar days after receipt of the Conversion Notice, the Borrower shall deliver to the Holder an updated schedule of exceptions to the Borrower's representations and warranties under the Loan Agreement dated the date of delivery thereof to the Holder (the "Updated Disclosure Schedule"), which shall constitute the then current update to disclosures related to such representations and warranties as of such date. In the event that the Borrower does not deliver an Updated Disclosure Schedule to the Holder within thirty (30) calendar days following receipt of the Conversion Notice, then the initial Disclosure Schedule (together with any interim updates thereto) shall be deemed to be the Updated Disclosure Schedule for all purposes hereof. If, after reviewing the Updated Disclosure Schedule and otherwise completing its due diligence review, the Holder still desires to exercise the Conversion Option, the Holder shall deliver to the Borrower a written confirmation of exercise (a "Confirmation of Conversion Exercise") within thirty (30) calendar days after receipt by the Holder of the Updated Disclosure Schedule. If the Holder delivers the Conversion Notice during the Conversion Exercise Period, neither the Confirmation of Conversion Exercise nor the surrender and conversion of the Debenture need occur within the Conversion Exercise Period, but the Confirmation of Conversion Exercise must be delivered and the Debenture surrendered within the applicable time periods specified above. The Holder shall have no obligation to exercise its option to convert this Debenture, in whole or in part. If the Holder does not deliver a Conversion Notice during the Conversion Exercise Period, the Conversion Option shall terminate at the expiration of the Conversion Exercise Period. In addition, if the Holder delivers a Conversion Notice during the Conversion Exercise Period but does not deliver a Confirmation of Conversion Exercise within the applicable time period set forth above, after the Borrower has delivered (or has failed to deliver) the Updated Disclosure Schedule, then the Conversion Option shall terminate either immediately or at the expiration of the Conversion Exercise Period, whichever occurs later.

             (c) Surrender of Debenture; Issuance of Conversion Shares. This Debenture shall be converted only when:

             (i) The Holder has delivered the Confirmation of Conversion Exercise to the Borrower; and

             (ii) The Holder has surrendered the Debenture, accompanied by proper assignment thereof to the Borrower or in blank for transfer; and

             (iii) The Holder pays to the Borrower an amount equal to the
                   Principal Conversion Amount less the principal balance of this Debenture outstanding on the Conversion Date (the "Additional Principal Amount").

         The Series B Common Stock issuable on conversion shall be issued in the name of the Holder appearing in the books and records of the Borrower and shall be issued and delivered within two (2) Business Days after the date of delivery of the Confirmation of Conversion Exercise, the surrender of this Debenture by the Holder, and, if applicable, the payment of the Additional Principal Amount (the "Conversion Date"). Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and subject to the payment of the accrued interest due hereunder, all rights of the Holder as a holder of a Debenture, to the extent of such conversion, shall cease at such time and the Holder shall be treated for all purposes as having become the holder of record from such time of the Conversion Shares issued to the Holder in such conversion. Upon delivery of such Conversion Shares, this Debenture, or the portion hereof so converted, shall be deemed to have been satisfied and discharged, and the Conversion Shares into which this Debenture shall be so converted shall be fully paid and nonassessable. In the event this Debenture has not been converted in full, the Borrower shall issue and deliver to the

 Holder a new Debenture identical to the one surrendered, except that it shall be in the correct principal amount after the partial conversion.

         (d) Accrued Interest. Accrued but unpaid interest to the date of conversion on the Principal Conversion Amount shall not be converted but shall be paid in full in cash to the Holder within ten (10) Business Days of the Conversion Date.

         (e) Reservation of Common Stock. The Borrower covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Series B Common Stock as are necessary to satisfy the conversion of this Debenture into the Conversion Shares and such number of shares of Series A Common Stock as are necessary to satisfy the conversion of the Series B Common Stock into shares of Series A Common Stock.

         (f) Fractional Shares. No fractional shares of Series B Common Stock shall be issued upon conversion of this Debenture. The Borrower shall pay to the Holder the principal amount representing such fractional interest, at the Conversion Date and following surrender of this Debenture.

 Section 5. Anti-Dilution Provisions.

         (a) Reorganization. Reclassification or Recapitalization of the Company. In case of (i) a capital reorganization, reclassification, or recapitalization of the Borrower's Capital Stock (other than in the cases referred to in Section 5(c) hereof), (ii) the Borrower's consolidation or merger with or into another corporation in which the Borrower is not the surviving entity, or a reverse triangular merger in which the Borrower is the surviving entity but the shares of the Borrower's Capital Stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale or transfer of the Borrower's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale, or transfer, appropriate provision (in form and substance satisfactory to the Holder) shall be made so that there shall thereafter be deliverable upon the conversion of this Debenture or any portion thereof (in lieu of or in addition to the number of shares of Series B Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Series B Common Stock which would otherwise have been deliverable upon the conversion of this Debenture or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale, or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 5(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales, and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Debenture.

     (b) Splits and Combinations. If the Borrower at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     (c) Reclassifications. If the Borrower changes any of the securities as to which conversion rights under this Debenture exist into the same or a different number of securities of any other class or classes, this Debenture shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Debenture immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

     (d) Dividends and Distributions. If the Borrower declares a dividend or other distribution on the Common Stock or if a dividend or other distribution on the Common Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, appropriate provision shall be made so that there shall thereafter be deliverable upon the conversion of this Debenture or any portion thereof, in addition to the number of shares of Series B Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the Holder would have been entitled to receive had the conversion occurred immediately prior to the record date for such dividend or distribution.

     (e) Liquidation; Dissolution. If the Borrower shall dissolve, liquidate, or wind up its affairs, the Holder shall have the right, but not the obligation, to convert this Debenture in whole or in part effective as of the date of such dissolution, liquidation, or winding up. If any such dissolution, liquidation, or winding up results in any cash distribution to the Holder in excess of any Additional Principal Amount payable hereunder, then the Holder may, at its option, convert this Debenture without making payment of such Additional Principal Amount and, in such case, the Borrower shall, upon distribution to the Holder, consider such Additional Principal Amount to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such Additional Principal Amount from the amount payable to the Holder.

     (f) Adjustment of Conversion Price Upon Issuance of Additional Stock. The Conversion Price shall be subject to adjustment from time to time as follows:

     (i) Upon each issuance by the Borrower of any Additional Stock (as such term is defined in Section 7 hereof) after the Closing Date, without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 5) be adjusted to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock Equivalents Outstanding immediately prior to such issuance plus the number of shares of Series B Common Stock which the aggregate consideration received by the Borrower for the Additional Stock so issued would purchase at such Conversion Price and the denominator of which shall be the number of shares of Common Stock Equivalents Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock issued in such issuance.

          (ii) No adjustment of the Conversion Price shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 5(f)(vi)(C) and (D) hereof, no adjustment of the Conversion Price pursuant to this Section 5(f) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

          (iii) In the case of issuance by the Borrower of Additional Stock for cash, the consideration shall be deemed to be the net amount received by the Borrower therefor.

          (iv) In the case of issuance by the Borrower of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Borrower shall be the market price thereof as of the date of receipt. The fair value of any consideration other than cash or securities shall be determined by the Board of Directors of the Borrower in good faith, and notice thereof shall be promptly provided to the Holder. If the Holder is dissatisfied with such valuation, such fair value shall be determined by an appraiser jointly selected by the Borrower and the Holder. The determination of such appraiser shall be final and binding on the Borrower and the Holder, and the fees and expenses of such appraiser shall be paid by the Borrower.

          (v) In case any Options are issued in connection with the issue or sale of other securities of the Borrower, together comprising one integrated transaction in which no specific consideration is allocated to such

               Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

          (vi) In the case of the issuance (whether before, on, or after the Closing Date) of Options or Convertible Securities, the following provisions shall apply for all purposes of this Section 5(f):

               (A) The aggregate maximum number of shares of Additional Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 5(f)(iii), (iv), and (v) hereof), if any, received by the Borrower upon issuance of such Options plus the minimum exercise price provided in such Options (without taking into account potential anti-dilution adjustments) for the Additional Stock covered thereby.

               (B) The aggregate maximum number of shares of Additional Stock deliverable upon conversion of Convertible Securities shall be deemed to have been issued at the time such Convertible Securities were issued and for a consideration equal to the consideration, if any, received by the Borrower for any such Convertible Securities (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Borrower (without taking into account potential anti-dilution adjustments) upon the conversion of such Convertible Securities (the consideration in each case to be determined in the manner provided in Sections 5(f)(iii),
                   (iv), and (v) hereof).

               (C) In the event of any change in the number of shares of
                   Additional Stock deliverable upon exercise or conversion as applicable or in the consideration payable to the Borrower upon exercise of such Options or upon conversion of such Convertible Securities, including, without limitation, a change resulting from anti-dilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect such change, but no further adjustment shall be made in conjunction with the actual issuance of Additional Stock or any payment of such consideration upon the exercise of any such Options or the conversion of such Convertible Securities.

               (D) Upon the expiration or termination of any such Options or the expiration or termination of any conversion rights related to such Convertible Securities, the Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Additional Stock (and Convertible Securities which remain in effect) actually issued upon the exercise of such Options or upon the conversion of such Convertible Securities.

             (E) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 5(f)(vi)(A) and (B) hereof shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Sections 5(f)(vi)(C) or (D) hereof.

         (g) Adjustment of Initial Number of Conversion Shares. Upon each adjustment of the Conversion Price pursuant to Section 5(f) hereof, the Initial Number of shares of Series B Common Stock issuable upon conversion hereof shall equal the number of shares determined by dividing (i) the aggregate Conversion Price for all Conversion Shares issuable upon conversion of this Debenture immediately prior to such adjustment by (ii) the Conversion Price per share in effect immediately after such adjustment.

         (h) Dilutive Events. Notwithstanding anything else contained herein to the contrary, if any event occurs as to which more than one anti-dilution provision of this Section 5 would apply, then the parties agree that the operation of the provisions of this Section 5 shall be limited to the preservation, without dilution, of the purchase rights represented by this Debenture prior to such dilutive event and in no event shall the Holder be put in a more advantageous position as a result of the operation of the provisions of this Section 5 than the Holder's position prior to any such dilutive event.

         (i) No Impairment. The Borrower shall not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder or under the Loan Agreement by the Borrower, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         (j) Application. Except as otherwise provided herein, all sections of this Section 5 are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

       Section 6. Certificates and Notices.

              (a) Adjustment Certificates. Upon any adjustment of the Conversion Price and/or the number of shares of Series B Common Stock issuable upon conversion of this Debenture, a certificate, signed by (i) the Borrower's Chief Executive Officer, President, Executive Vice President, or Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Borrower selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Conversion Price and the number of shares of Series B Common Stock issuable upon conversion of the Debenture after giving effect to the adjustment.

              (b) Extraordinary Corporate Events. If the Borrower, after the date hereof, proposes to effect (i) any transaction described in Section 5(a) or (c) hereof, (ii) a liquidation, dissolution or winding up of the Borrower described in Section 5(e) hereof, or (iii) any payment of a dividend, distribution, split, or combination with respect to Common Stock, then, in each such case, the Borrower shall mail to the Holder a notice describing such proposed action and specifying the date on which the Borrower's books shall close, or a record shall be taken, for determining the holders of Common Stock entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least thirty (30) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least thirty (30) days prior to the date on which the action described is to take place and at least thirty (30) days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action.

       Section 7. Additional Definitions. For purposes of this Debenture, the following terms shall have the following respective meanings:

              "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 5(f) hereof) by the Borrower after the Closing Date other than (i) shares of Common Stock issuable or issued pursuant to the conversion of shares of the Series A Preferred Stock outstanding as of the Closing Date, (ii) shares of Common Stock issuable or issued pursuant to the Lehman Warrant or the Cargill Warrant (as those terms are defined in this Section 7), (iii) shares of Common Stock or Options to acquire shares of Common Stock, issued or issuable to officers, employees, consultants, or directors of the Borrower pursuant to Existing Stock Option/Plans, but excluding any such shares or Options issued or issuable to the Senior Managers or to the directors elected by the holders of the Borrower's outstanding shares of Series A Preferred Stock, if any.

       "Cargill Warrant" means that certain Amended and Restated Cargill Warrant Agreement dated as of January 30, 1998, issued by the Borrower to Cargill, exercisable for up to One Hundred Fifty Thousand (150,000) shares of Common Stock, subject to adjustment in accordance with the terms of such agreement.

       "Conversion Price" means the Initial Conversion Price per share of Series B Common Stock, as such price may be adjusted pursuant to pursuant to the terms of Section 5(f) hereof.

       "Conversion Shares" means the Initial Number of shares of Series B Common Stock issuable upon conversion of this Debenture, as such number may be adjusted pursuant to the terms of Section 5(g) hereof; provided, that if under the terms hereof there shall be a change such that the securities issuable under the Debenture shall be issued by a Person other than the Borrower or there shall be a change in the type or class of securities issuable under the Debenture, then the term shall mean the securities issuable upon conversion of the Debenture and the exercise of the rights granted hereunder.

       "Fair Market Value" means:

              (i) If shares of Common Stock are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

              (ii) If (i) is not applicable and if shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades that are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading, or traded. If both (i) and (ii) are applicable, "Fair Market Value" shall be the higher of that determined by (ii) and (i);

              (iii) If neither (i) nor (ii) is applicable, the average of the reported closing bid and asked prices thereof for the thirty (30) trading days before such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder (provided, however, that the selected member firm may not be an affiliate of the Holder). If both (i) and (iii) are applicable, "Fair Market Value" shall be the higher of that determined by (i) and (iii); or

                     (iv) If no shares of Common Stock are then listed or
              admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Common Stock shall be determined as follows:

                            (A) The Borrower and the Holder shall each appoint a
                     representative and such representatives shall use their best efforts to agree on the Fair Market Value within ten
                     (10) Business Days.

                            (B) If such representatives are unable to agree on
                     the Fair Market Value within ten (10) Business Days, the Borrower and the Holder shall, on the last day of such ten
                     (10) Business Day period, appoint a qualified appraiser experienced in appraising businesses similar to the business of the Borrower. If the Borrower and Holder do not agree on an appraiser, each of them shall instruct their respective appraiser to mutually select a third appraiser experienced in appraising businesses similar to the business of the Borrower. This third appraiser shall be jointly engaged by the Borrower, on the one hand, and the Holder, on the other hand, to appraise the fair value of the Borrower on a controlling interest basis, and shall be instructed to complete its appraisal within thirty (30) days after its appointment. In such case, the fair value estimate of such appraiser shall be the Fair Market Value. Once the Fair Market Value has been determined, such appraiser shall deliver the results to the Borrower and the Holder.

                            (D) The appraisal shall be conducted in accordance
                     with the Uniform Standards of Professional Appraisal Practice in effect as of the effective date of the appraisal as promulgated by the Appraisal Standards Board of the Appraisal Foundation.

                            (E) The standard of value shall be the fair value of
                     the Borrower as a going concern.

                            (F) The Borrower shall make available all relevant
                     information that may be reasonably requested by the appraiser, including, without limitation, any and all forecasts, other appraisals, valuation analyses, market analyses, and other information that may reflect expectations regarding the future earnings of the Borrower. The Holder shall make available all relevant information it possesses as such information relates specifically to the Borrower.

                                  (G)  The appraiser shall consider all
                            appropriate valuation methods and procedures, including, without limitation, the following three approaches to value:

                                        (1) The income approach based on the
                                  estimated future earnings of the Borrower;

                                        (2) The market approach based on market
                                  transactions involving public or private guideline companies engaged in businesses in which the Borrower may be engaged as of the effective date of the appraisal; and

                                        (3) The asset based "cost approach"
                                  based on the replacement cost of the
                                  Borrower's assets less its liabilities valued at market, including the consideration of tangible and intangible assets such as goodwill.

                                  (H) The appraiser shall consider and reconcile
                            the indications of value resulting from the various approaches to arrive at the Fair Market Value.

              "Lehman Warrant" means that certain Common Stock Purchase Warrant dated October 1, 1997, issued by the Borrower to Lehman, exercisable for Three Hundred Sixty-Three Thousand Eight Hundred Nineteen (363,819) shares of Common Stock, subject to adjustment in accordance with the terms of such agreement.

       Section 8. Purchase Rights. If at any time the Borrower grants, issues, or sells any Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), the Holder shall be entitled in each case to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder could have acquired if the Holder had held the number of shares of Series B Common Stock acquirable upon the complete conversion of this Debenture immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.

       Section 9. Restrictions on Transferability. This Debenture and the Conversion Shares (unless registered) shall be "restricted securities" as defined in Rule 144(a)(3) of the Securities Act. This Debenture and the Conversion Shares (unless registered) may be transferred only in accordance with
(a) applicable law, and only on the same basis as a restricted security would be transferable thereunder, (b) any transfer restrictions applicable to shares of the Capital Stock generally, (c) the conditions set forth in this Section 9, and
(d) with respect to any transfer of the Debenture, the conditions and limitations set forth in Section 12(c). The Holder, by acceptance hereof, agrees to give written notice to the Borrower at least ten (10) days before transferring this Debenture or the Conversion Shares (unless registered), of the Holder's intent to do so, describing briefly the manner of the proposed transfer. Promptly upon receiving such written notice, the Borrower shall present copies thereof to counsel for the Borrower. If, in the opinion of counsel satisfactory in form and substance to the Borrower, the proposed transfer or conversion may be effected without violation of the applicable federal and state securities laws, the Holder shall be entitled to transfer this Debenture or the Conversion Shares (unless registered) in the manner contemplated in the above-referenced notice to the Borrower; provided, that an appropriate legend may be endorsed on this Debenture or the Conversion Shares (unless registered) respecting restrictions on transfer thereof necessary or advisable in the opinion of counsel and satisfactory in form and substance to the Borrower to prevent further transfers that would be in violation of the securities laws or adversely affect the exemptions relied upon by the Borrower. Upon transfer of this Debenture, the transferee, by acceptance of this Debenture, agrees to be bound by the provisions, terms, conditions, and limitations of this Debenture and the Loan Agreement. If (a) no opinion of counsel referred to in this Section 9 has been provided to the Borrower, or (b) in the opinion of such counsel the proposed transfer, conversion, or disposition of this Debenture or the Conversion Shares (unless registered) described in the Holder's written notice given pursuant to this Section 9 may not be effected without registration or without adversely affecting the exemptions relied upon by the Borrower or without violating the terms of this Section 9, the Holder will restrict the transfer, conversion, or disposition of this Debenture or the Conversion Shares (unless registered) accordingly.

              Section 10. Replacement of Debenture. Upon receipt of evidence satisfactory to the Borrower of the loss, theft, destruction, or mutilation of this Debenture and in the case of any such loss, theft, or destruction, upon delivery of an undertaking of indemnity satisfactory to the Borrower, if requested by the Borrower, or in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Borrower shall issue a new Debenture identical in form to the lost, stolen, destroyed, or mutilated Debenture.

              Section 11. Remedies on Default. Upon the occurrence of an Event of Default and so long as any Event of Default is continuing, the Holder shall have the option to declare the entire principal amount hereof and all accrued but unpaid interest thereon to be immediately due and payable by written notice to the Borrower. The Holder shall have all other remedies at law and in equity afforded to holders of debt or otherwise provided for by this Debenture, the Loan Agreement, and the other Convertible Debt Documents.

              Section 12. General Provisions.

                      (a) Modification and Waiver. No amendment, modification,
              or waiver of any provision hereof shall be binding upon the Borrower or the Holder unless set forth in a written document signed, in the case of amendments or modifications, by the Borrower and the Holder or, in the case of waivers, by the party granting the waiver. Any waiver shall be limited to the provision hereof in the circumstances or events specifically made subject thereto, and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any reoccurrence thereof.

                      (b) Notices. Except when telephonic notice is expressly
              authorized by this Debenture or the Loan Agreement, any notice or other communication to any party in connection with this Debenture shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier, or United States mail (postage prepaid) addressed to such party at the address specified on the signature page of the Loan Agreement, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex, or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                      (c) Successors and Assigns. All the terms and provisions
              of this Debenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Borrower and the Holder, whether or not so expressed, except that neither the Borrower nor the Holder may assign its rights or delegate its obligations hereunder without the prior written consent of the other party; provided, however, that the Holder may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the Loan and its rights under this Debenture to one or more Affiliates.

                      (d) Governing Law and Construction. THE VALIDITY,
              CONSTRUCTION, AND ENFORCEABILITY OF THIS DEBENTURE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                      (e) Waiver of Demand, Presentment, and Notice of Dishonor.
              The Borrower hereby waives demand, notice, protest, presentment, and notice of dishonor, and all other notices, filing of suit, and diligence in collecting amounts due hereunder.

                      (f) Attorneys' Fees. In the event of an occurrence of an
              Event of Default, whether or not collection is initiated by the prosecution of any suit or by judicial proceeding, the Borrower shall pay, in addition to all other amounts due hereunder, all court costs and reasonable attorneys' fees and expenses incurred by the Holder in connection therewith.

                      (g) Severability. Should any one or more of the provisions of this Debenture be determined to be invalid, illegal, or unenforceable, all other provisions hereof will be given effect separately from the provision or provisions determined to be invalid, illegal, or unenforceable and will not be affected thereby.

              IN WITNESS WHEREOF, the Borrower has caused this Debenture to be executed by its duly authorized officer as of the Date of Issue specified above.

                                                  ACCREDITED HOME LENDERS, INC.


                                                  By  __________________________
                                                  Its __________________________

                                   SCHEDULE A

                         REGISTER OF DEBENTURE ADVANCES

===========================================================================================
    Date of
    Advance,      Advance, Payment, or    Aggregate Outstanding
  Payment, or      Conversion Amount        Principal Balance         Notation Made By:
   Conversion
===========================================================================================
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  SCHEDULE B-l

                            FORM OF CONVERSION NOTICE

               To be signed upon exercise of right of conversion.

1. The undersigned, the Holder of the $3,000,000 Accredited Home Lenders, Inc. Floating-Rate Convertible Debenture, issued on March __, 1999 (the "Debenture"), hereby conditionally elects to exercise the conversion right under Section 4 of the Debenture and Section 3.1 of the Loan Agreement to convert [the entire outstanding principal amount] [up to $_________] of the Debenture into shares of Series B Common Stock of the Borrower (collectively, the "Shares"). The undersigned requests that the Borrower deliver to the undersigned at the address set forth below, documentation setting forth in reasonable detail calculations setting forth the current Conversion Price, the number of Shares calculated using such Conversion Price, the maximum number of Conversion Shares into which the Debenture may be converted, and an Updated Disclosure Schedule. In the event the undersigned desires to exercise its option to convert the Debenture into the Shares after its receipt and review of the Updated Disclosure Schedule and completion of its due diligence, the undersigned shall deliver to you a written confirmation of exercise within thirty (30) calendar days of its receipt of the Updated Disclosure Schedule. Capitalized terms used herein without definition have the meanings specified in the Debenture.

2. The undersigned hereby further acknowledges, represents, warrants, and agrees that:

     a) the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws and are being issued by the Borrower pursuant to exemptions from such registration requirements and are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, or pursuant to registration or exemption therefrom;

     b) in the event the Borrower is conducting an initial public offering ("IPO") at or about the time of the conversion of the Debenture and the Shares of the Holder are not included in such registration, the Holder has agreed not to sell, pledge, transfer, or otherwise dispose of, directly or indirectly, any of the Shares for a period which shall be the shorter of (i) one hundred eighty (180) days commencing on the effective date of IPO, or (ii) the period for which the executive officers of the Borrower lock-up their shares of Capital Stock, unless the managing underwriter of the IPO agrees, in its sole discretion, to shorten or waive such lock-up period;

     c) in the event the Borrower is conducting a secondary offering at or about the time of the conversion of the Debenture and the Shares of the Holder are not included in such registration, the Holder has agreed not to sell, pledge, transfer, or otherwise dispose of, directly or indirectly, any of the Shares for a period which shall be the shorter of (i) ninety
        (90) days commencing on the effective date of secondary offering, or
        (ii) the period for which the executive officers of the Borrower lock-up their shares of Capital

                                     B-1-1

         Stock, unless the managing underwriter of the secondary offering agrees, in its sole discretion, to shorten or waive such lock-up period; and

      d) accrued but unpaid interest to the date of conversion shall not be converted but shall be paid in full in cash to the Holder not later than ten (10) Business Days following the date of conversion.

3. The conversion represented by this notice shall be deemed to have been effected immediately prior to the close of business on the date the Confirmation of Conversion Exercise (as such term is defined in the Debenture) is delivered, the Debenture is surrendered, and, if applicable, the Additional Principal Amount paid (the "Conversion Date"), and subject to the payment of any accrued and unpaid interest due hereunder, all rights of the Holder as a holder of a Debenture, to the extent of such conversion, shall cease at such time and the Holder shall be treated for all purposes as having become the holder of record of the shares represented by the conversion thereby at such time. Upon delivery of such shares, this Debenture, or the portion hereof so converted, shall be deemed to have been satisfied and discharged, and the shares into which this Debenture shall be so converted shall be fully paid and nonassessable. In the event this Debenture has not been converted in full, the Borrower shall issue and deliver to the Holder a new Debenture identical to the one surrendered, except that it shall be in the correct principal amount after the partial conversion.

Dated:

                                              __________________________________
                                                          (Signature)

                                              Address:

                                              __________________________________
                                              __________________________________
                                              __________________________________

                                     B-1-2

                                  SCHEDULE B-2

                  FORM OF CONFIRMATION OF CONVERSION EXERCISE


             The undersigned, the Holder of the attached Debenture, hereby irrevocably confirms its election to exercise the conversion right under Section 4 of the Debenture and Section 3.1 of the Loan Agreement to convert [the entire outstanding principal amount] [$________ ] of the Debenture into shares of Series B Common Stock of the Borrower. Capitalized terms used herein without definition have the meanings specified in the Debenture.

             Enclosed with this notice is the original Debenture, accompanied by proper Assignments thereof to the Borrower or in blank for transfer. The undersigned requests that a certificate representing the Conversion Shares (as defined in the Conversion Notice heretofore delivered) be delivered to the undersigned at the address set forth below and, in the event of a partial conversion, a new Debenture identical to the one surrendered, except that it shall be in the correct principal amount after such partial conversion.

Dated:

                                              __________________________________
                                                         (Signature)

                                              Address:

                                              __________________________________
                                              __________________________________
                                              __________________________________

                                     B-2-1

                                                                    EXHIBIT B TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)




                            MILESTONE COMPLIANCE CERTIFICATE


TO: RESIDENTIAL FUNDING CORPORATION


THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  (1) I am the duly elected Chief Financial Officer of ACCREDITED HOME LENDERS, INC. (the "Borrower");

                  (2) I have reviewed the terms of the Loan and Security Agreement (Convertible Debt) dated as of March 17, 1999, between the Borrower and Residential Funding Corporation (the "Convertible Debt Agreement"), and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower during the periods covered by the Attachment hereto;

                  (3) The examination described in paragraph (2) disclosed compliance with each of the following "Milestones" described in the following subsections of Section 2.6(c) of the Convertible Debt Agreement during or at the end of the period covered by the Attachment hereto: _____________ [specify (i), (ii), (iii), or (iv), as the case may be], and/or noncompliance with each of the following "Milestones" described in the following subsections of Section 2.6(c) of the Convertible Debt Agreement during or at the end of the period covered by the Attachment hereto: ______________ [specify (i), (ii), (iii), or
         (iv), as the case may be].

                  The foregoing certification, together with the computations in the Attachment hereto in support hereof, are made and delivered this _____day of ________, [1999 or 200 ___] pursuant to Section 2.6(d) of the Convertible Debt Agreement.

                                               ACCREDITED HOME LENDERS, INC.



                                               By: _____________________________
                                               Title: Chief Financial Officer

                 ATTACHMENT TO MILESTONE COMPLIANCE CERTIFICATE
                     DATED __________ ____, [1999 or 200_]


Company Name:          ACCREDITED HOME LENDERS, INC.

Statement Period:      ____________ ____, [1999 or 200_] to
                       ____________ ____, [1999 or 200_]


              All information set forth in this Attachment is for the Statement Period set forth above, and all capitalized terms used in this Attachment without further definition have the meanings assigned to such terms in the Convertible Debt Agreement:

   I.  TOTAL MORTGAGE LOAN PRODUCTION
       BY THE BORROWER                                               Outstanding
                                                               Principal Balance
                                                               -----------------
         (a)  Eligible Subject Loans originated
              by the Borrower during the
              Statement Period                                    $____________

              plus
              ----

         (b)  Other mortgage loans (not qualifying
              as Eligible Subject Loans) originated
              by the Borrower during the Statement
              Period                                              $____________

              equals
              ------

         (c)  Total mortgage loans originated
              by the Borrower during the
              Statement Period                                    $____________

  II.  FULFILLMENT OF SHARED EXECUTION
       FORWARD COMMITMENTS EXPIRING
       DURING STATEMENT PERIOD
       (Section 2.6(c)(i))

         (a)  Shared Execution Forward Commitment(s)
              whose "Commitment Term" (as defined
              therein) expired during the Statement Period and the "Commitment Amount" (as defined therein) thereof-

                Date of Shared Execution                   Commitment
                   Forward Commitment                        Amount
                ------------------------                     ------

                       [Date]                      $_________ million + _____%

     (b) Eligible Subject Loans sold to the Lender pursuant to the foregoing Shared Execution
          Forward Commitments-


                                                  Eligible Subject Loans
             Date of Shared Execution           Sold to the Lender During
               Forward Commitment                  Commitment Term
               ------------------                  ---------------

                    [Date]                           $________


             Milestone Satisfied: ______     Milestone Not Satisfied: ______

III. ELIGIBLE SUBJECT LOANS SOLD
     TO THE LENDER (Section 2.6(c)(ii))                         Outstanding
                                                             Principal Balance
                                                             -----------------
     (a)  Total Eligible Subject Loans sold to the
          Lender pursuant to Shared Execution
          Forward Commitment(s) during
          the Statement Period                                   $_________

     (b)  Applicable Milestone for Sale of Eligible
          Subject Loans sold to the Lender during
          the Statement Period [Maximum Limit
          of $150,000,000]                                       $_________


             Milestone Satisfied: _____      Milestone Not Satisfied: _____


IV.  THE BORROWER [DID] [DID NOT] CEASE TO
     ORIGINATE OR ACQUIRE ELIGIBLE SUBJECT
     LOANS DURING THE STATEMENT PERIOD.
     (Section 2.6(c)(iii))


             Milestone Satisfied: _____      Milestone Not Satisfied: _____

V.   ALL ELIGIBLE SUBJECT LOANS DELIVERED
     TO THE LENDER DURING THE STATEMENT
     PERIOD [DID] [DID NOT] SATISFY THE LOAN
     SALE COMMITMENT AND THE "CONTRACT"
     AS DEFINED IN THE LOAN SALE COMMITMENT
     (Section 2.6(c)(iv))


             Milestone Satisfied: _____      Milestone Not Satisfied: _____

                                                                    EXHIBIT C TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

Authorized and Outstanding Capital Stock of the Borrower

Common Stock:                  20,000,000 shares authorized
                               4,364,758 shares issued and outstanding

Series A Preferred Stock:      5,113,334 shares authorized
                               5,113,334 issued and outstanding

Warrants and Options to Acquire Common Stock

Pursuant to the Amended and Restated Cargill Warrant Agreement dated January 30, 1998 between Cargill Financial Services Corporation ("Cargill") and the Borrower (the "Cargill Warrant"), Cargill has the right to acquire 148,750 shares of Common Stock at an exercise/conversion price of $1.00 per share, subject to adjustment in accordance with the anti-dilution provisions of the Cargill Warrant. The exercise period for the Cargill Warrant expires December 31, 2002, provided, that, if not exercised by such date, the Cargill Warrant automatically converts into Common Stock in accordance with the conversion provisions of the Cargill Warrant.

Pursuant to the Common Stock Purchase Warrant dated October 1, 1997 between Lehman Commercial Paper Inc. ("Lehman") and the Borrower (the "Lehman Warrant"), as adjusted based upon the issuance of the Convertible Debenture, Lehman has the right to acquire 374,457 shares of Common Stock at an exercise/conversion price of $1.71 per share, subject to further adjustment in accordance with the anti-dilution provisions of the Lehman Warrant. The exercise period for the Lehman Warrant expires October 31, 2004, provided, that, if not exercised by such date, the Lehman Warrant automatically converts into Common Stock in accordance with the conversion provisions of the Lehman Warrant.

See Stock Option Schedule attached hereto as Exhibit C-l.

Redemption Obligations

At any time after January 1, 2000, the holders of not less than two-thirds of the then outstanding Series A Preferred Stock have the right to require the Borrower to redeem up to one-third of the then outstanding Series A Preferred Stock in each of the years 2000, 2001 and 2002 specified in a written request from such holders by paying in cash therefor a sum per share equal to $1.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares in accordance with the Borrower's Articles of Incorporation) plus all declared but unpaid dividends on such shares.

Pursuant to that certain Stock Redemption Agreement dated as of June 1, 1998 between the Borrower and Messrs. James A. Konrath and Ray W. McKewon, at such time as Mr. Joseph J. Lydon exercises options to acquire Common Stock pursuant to the Incentive Stock Option Agreement dated as of June 1, 1998 between the Borrower and Mr. Lydon, the Borrower is obligated to redeem from Messrs. Konrath and McKewon, pro rata and at the exercise price for the options exercised by Mr. Lydon, a number of shares equal to the number of shares for which Mr. Lydon exercises options, up to an aggregate of 50,000 shares.

Shareholder Agreements re Voting or Transfer of Capital Stock

Amended and Restated Voting Agreement dated as of March 3, 1995, as amended by Amendment No. 1 to Amended and Restated Voting Agreement dated as of November 18, 1996, among the Borrower, Messrs. Konrath and McKewon, and all holders of Series A Preferred Stock.

Co-Sale Agreement

                                                                  EXHIBIT C-1 TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                        Outstanding Stock Option Grants
                        -------------------------------
               (All Grants Expire Ten Years Following Grant Date)
                        1995 EXECUTIVE STOCK OPTION PLAN

     ---------------------------------------------------------------------------
                   Name                   Grant Date      Price     Outstanding
     ---------------------------------------------------------------------------
                                      Directors
     ---------------------------------------------------------------------------
     Robbins, John M. Jr.*                  3/1/96        $0.10        57,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         5,000
     ---------------------------------------------------------------------------
                                     Consultants
     ---------------------------------------------------------------------------
     Harding, Martin P.*                    3/1/96        $0.10        57,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         5,000
     ---------------------------------------------------------------------------
                                  Senior Management
     ---------------------------------------------------------------------------
     Drake, Duane W.                        2/1/95        $0.06         2,917
     ---------------------------------------------------------------------------
                                            2/1/97        $0.25         1,333
     ---------------------------------------------------------------------------
                                            3/1/98        $1.50         1,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         2,000
     ---------------------------------------------------------------------------
     Hertzel, David E.                      1/1/96        $0.10        30,000
     ---------------------------------------------------------------------------
                                            2/1/97        $0.25         6,500
     ---------------------------------------------------------------------------
                                            3/1/98        $1.50         5,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         3,000
     ---------------------------------------------------------------------------
     Lydon, Joseph J.                       2/1/97        $0.25       200,000
     ---------------------------------------------------------------------------
                                            6/1/98        $1.50       150,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50       100,000
     ---------------------------------------------------------------------------
     Osgood, Ray H.                         2/1/95        $0.06       265,958
     ---------------------------------------------------------------------------
     Van Riper, David                       2/1/95        $0.06       159,575
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                     Total                                          1,051,783
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     *Nonqualified stock option grantees
     ---------------------------------------------------------------------------

                              1995 & 1998 STOCK OPTION PLANS

     ---------------------------------------------------------------------------
                   Name                   Grant Date      Price     Outstanding
     ---------------------------------------------------------------------------
                                  Senior Management
     ---------------------------------------------------------------------------
     Barone, Charles M.                     5/1/97        $0.50        35,000
     ---------------------------------------------------------------------------
     Frank, Peter A.                        1/1/96        $0.10        10,000
     ---------------------------------------------------------------------------
                                            2/1/97        $0.25         4,000
     ---------------------------------------------------------------------------
                                            3/1/98        $1.50        11,000
     ---------------------------------------------------------------------------
                                            8/1/98        $1.50         3,750
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         6,000
     ---------------------------------------------------------------------------
     Crawford, Jeffrey                      2/1/99        $1.50        42,500
     ---------------------------------------------------------------------------
     Manriquez, Curt F.                     5/1/97        $0.50        25,000
     ---------------------------------------------------------------------------
                                            3/1/98        $1.50        10,000
     ---------------------------------------------------------------------------
     Prentice, Robert A.                    1/1/96        $0.10        20,000
     ---------------------------------------------------------------------------
                                            5/1/98        $0.10        15,000
     ---------------------------------------------------------------------------
                                            2/1/97        $0.25         6,500
     ---------------------------------------------------------------------------
                                            3/1/98        $1.50         2,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         4,500
     ---------------------------------------------------------------------------
     Rosenfield, Juanita                    6/1/98        $1.50        35,000
     ---------------------------------------------------------------------------
                                            2/1/99        $1.50         3,000
     ---------------------------------------------------------------------------
     Voisard, James M.                     11/1/98        $1.50        35,000
     ---------------------------------------------------------------------------

                                     C-1-1

-----------------------------------------------------------------------------
       Name                   Grant Date          Price       Outstanding
-----------------------------------------------------------------------------
                                Regional Managers
-----------------------------------------------------------------------------
Adams, Laurie A.              11/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Cittadino, Joseph A.           3/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Cothern, Alvin P.              2/1/99             $ 1.50         10,000
-----------------------------------------------------------------------------
Deane, Jr., James E.           2/1/99             $ 1.50         10,000
-----------------------------------------------------------------------------
Ellis, Williams, G.            2/1/99             $ 1.50         10,000
-----------------------------------------------------------------------------
Fregoso, Martha E.            11/1/98             $ 1.50          1,000
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50          2,500
-----------------------------------------------------------------------------
Harris, Todd R.                5/1/97             $ 0.50         25,000
-----------------------------------------------------------------------------
Harway, Richard L.             8/1/97             $ 1.50          1,000
-----------------------------------------------------------------------------
                              11/1/97             $ 1.50          1,000
-----------------------------------------------------------------------------
                               3/1/98             $ 1.50         18,000
-----------------------------------------------------------------------------
Parsley, Robert E.             3/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Pettinicchi, Bruce P.          5/1/97             $ 0.50         20,000
-----------------------------------------------------------------------------
Rath, Nick K.                  6/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Schalk, David J.               6/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Sovereign, Michael            11/1/98             $ 1.50         10,000
-----------------------------------------------------------------------------
Stentz, James D.              11/1/98             $ 1.50         10,000
-----------------------------------------------------------------------------
Thomas, Daniel P.             11/1/98             $ 1.50         10,000
-----------------------------------------------------------------------------
                              Supervisors/Managers
-----------------------------------------------------------------------------
Burt, Matthew L.               8/1/97             $ 1.50          2,500
-----------------------------------------------------------------------------
                               8/1/98             $ 1.50          7,500
-----------------------------------------------------------------------------
Carter, Kaye                   8/1/97             $ 1.50            500
-----------------------------------------------------------------------------
Caneva, Keith E.               2/1/99             $ 1.50          1,000
-----------------------------------------------------------------------------
Cendejas, Jose L.             11/1/97             $ 1.50          1,000
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50          2,500
-----------------------------------------------------------------------------
Englert, Susan R.              5/1/95             $ 0.08          2,000
-----------------------------------------------------------------------------
                               8/1/96             $ 0.10            500
-----------------------------------------------------------------------------
                              11/1/97             $ 1.50            500
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50            500
-----------------------------------------------------------------------------
Fisette, Larry J.              8/1/98             $ 1.50         20,000
-----------------------------------------------------------------------------
Gisiger, John J.               6/1/98             $ 1.50          2,000
-----------------------------------------------------------------------------
Hudson, Katy A.                8/1/96             $ 0.10          2,000
-----------------------------------------------------------------------------
                              11/1/97             $ 1.50            500
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50            500
-----------------------------------------------------------------------------
Lyle, Christopher J.           8/1/98             $ 1.50         15,000
-----------------------------------------------------------------------------
Meisner, James D.              8/1/96             $ 0.10          2,000
-----------------------------------------------------------------------------
                               2/1/97             $ 0.25          1,000
-----------------------------------------------------------------------------
                               3/1/98             $ 1.50            500
-----------------------------------------------------------------------------
Noonan (Bouet), Susan E.       5/1/95             $ 0.08          4,000
-----------------------------------------------------------------------------
                               1/1/96             $ 0.10          6,000
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50            500
-----------------------------------------------------------------------------
Rylant, Walter F.              2/1/99             $ 1.50          2,500
-----------------------------------------------------------------------------
Scott, Tracy D.                8/1/96             $ 0.10          1,000
-----------------------------------------------------------------------------
                              11/1/96             $ 0.18            500
-----------------------------------------------------------------------------
                              11/1/97             $ 1.50            250
-----------------------------------------------------------------------------
Tierney, Karen S.              8/1/96             $ 0.10          3,000
-----------------------------------------------------------------------------
                               2/1/97             $ 0.25          3,000
-----------------------------------------------------------------------------
                              11/1/97             $ 1.50            250
-----------------------------------------------------------------------------
                               2/1/99             $ 1.50            500
-----------------------------------------------------------------------------

                                      C-1-2

    ------------------------------------------------------------------------
               Name                Grant Date       Price   Outstanding
    ------------------------------------------------------------------------
                              Operations Mangagers
    ------------------------------------------------------------------------
    Bourgeois, Michelle J.          8/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Buhr, Angie K.                  8/1/97          $1.50          1,000
    ------------------------------------------------------------------------
                                    8/1/98          $1.50            250
    ------------------------------------------------------------------------
    Dabney Jr., Douglas W.         11/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Ellifritt, Susan M.             3/1/98          $1.50          2,500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            500
    ------------------------------------------------------------------------
    Hardick, Denise R.             11/1/97          $1.50          1,000
    ------------------------------------------------------------------------
                                    2/1/99          $1.50          1,000
    ------------------------------------------------------------------------
    Harrell, Kevin D.               2/1/99          $1.50          1,000
    ------------------------------------------------------------------------
    Heck, Douglas J.                2/1/99          $1.50          1,000
    ------------------------------------------------------------------------
    Imbrogno, Vanessa L.           11/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Olson, Connie S.                2/1/97          $0.25            500
    ------------------------------------------------------------------------
                                    3/1/98          $1.50            250
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            250
    ------------------------------------------------------------------------
    Petrovich, Denise              11/1/97          $1.50            500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            500
    ------------------------------------------------------------------------
    Puma, Teri A.                   8/1/96          $0.10          1,500
    ------------------------------------------------------------------------
    Ruffolo, Tami D.                2/1/99          $1.50          1,000
    ------------------------------------------------------------------------
    Russell, Glenyce K.             2/1/97          $0.25            500
    ------------------------------------------------------------------------
                                   11/1/97          $1.50            500
    ------------------------------------------------------------------------
    Schoeller, Margaret A.         11/1/96          $0.18          1,000
    ------------------------------------------------------------------------
                                   11/1/97          $1.50            250
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            250
    ------------------------------------------------------------------------
    Slocum, Wendy S.               11/1/96          $0.18          1,500
    ------------------------------------------------------------------------
                                   11/1/97          $1.50            500
    ------------------------------------------------------------------------
    Williams, Lori J.               3/1/98          $1.50          2,500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            250
    ------------------------------------------------------------------------
    Zwall, Michael G.              11/1/97          $1.50          1,000
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            500
    ------------------------------------------------------------------------
                               Account Executives
    ------------------------------------------------------------------------
    Bairley, Phillip C.             3/1/98          $1.50          1,000
    ------------------------------------------------------------------------
                                    6/1/98          $1.50            500
    ------------------------------------------------------------------------
    Bates, Peter D.                11/1/97          $1.50            500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            500
    ------------------------------------------------------------------------
    Bowling, Woodrow D.             2/1/99          $1.50          1,000
    ------------------------------------------------------------------------
    Boyack, Gigi M.                 3/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Breedon, Dennis C.              6/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Brown, Deborah A.               8/1/98          $1.50            500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            500
    ------------------------------------------------------------------------
    Burns, William B.              11/1/98          $1.50            500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            250
    ------------------------------------------------------------------------
    Camacho, Anthony J.             6/1/98          $1.50          1,000
    ------------------------------------------------------------------------
    Cappizzi, Christofer G.         6/1/98          $1.50            500
    ------------------------------------------------------------------------
                                    2/1/99          $1.50            250
    ------------------------------------------------------------------------
    Cook, Lisa M.                   2/1/99          $1.50            500
    ------------------------------------------------------------------------
    Crawford, Nancy                 6/1/98          $1.50            500
    ------------------------------------------------------------------------
    Davis, Gary A.                  2/1/99          $1.50            500
    ------------------------------------------------------------------------
    DeLaura, Jeanne M.              8/1/97          $1.50          1,000
    ------------------------------------------------------------------------
    Donnelly, Pamela                2/1/99          $1.50          1,000
    ------------------------------------------------------------------------

                                     C-1-3

--------------------------------------------------------------------------------
          Name                          Grant Date     Price     Outstanding
--------------------------------------------------------------------------------
                           Account Executives (cont.)
--------------------------------------------------------------------------------
Earley, William H. Jr.                   8/1/98        $ 1.50         500
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Esquerre, Robert G.                      8/1/96        $ 0.10       1,000
--------------------------------------------------------------------------------
                                        11/1/97        $ 1.50         500
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         500
--------------------------------------------------------------------------------
Federico, Dominic                        3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Gainey, Todd M.                          3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         8/1/98        $ 1.50         250
--------------------------------------------------------------------------------
Hamilton, Jr., Jack M.                  11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Hartmann, Frank                         11/1/97        $ 1.50         500
--------------------------------------------------------------------------------
Hays, Matthew R.                         2/1/99        $ 1.50         500
--------------------------------------------------------------------------------
Higgins, John J.                        11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         500
--------------------------------------------------------------------------------
Higley, Todd L.                          8/1/98        $ 1.50         500
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Hudson, Kristine M.                      2/1/99        $ 1.50       1,000
--------------------------------------------------------------------------------
Johnson II, Jerry L.                    11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Kaufmann, Michael D.                     3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
Killinger, John T.                       2/1/99        $ 1.50         500
--------------------------------------------------------------------------------
King, John M.                            8/1/98        $ 1.50       1,500
--------------------------------------------------------------------------------
Klimek, Alan D.                          6/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Kroll, Ernie C.                          6/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Light, Jack C.                           3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Linder, James C. Jr.                     3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
McCullar, Sherie L.                      3/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Mitchell, Sherrylyn                     11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Pasquel, Rose V.                        11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Powell, Amy M.                           8/1/96        $ 0.10       1,000
--------------------------------------------------------------------------------
                                        11/1/97        $ 1.50         500
--------------------------------------------------------------------------------
Quach, Solinh                            8/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Reading, Kevin A.                        6/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Reall, Brett L.                          8/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Rerucha, Nanette                        11/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Richter, Brian J.                        8/1/98        $ 1.50         500
--------------------------------------------------------------------------------
Rios, John                               6/1/98        $ 1.50         500
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         250
--------------------------------------------------------------------------------
Scerni, Amanda M.                        6/1/98        $ 1.50       1,000
--------------------------------------------------------------------------------
Sequeira, Daniel J.                      8/1/97        $ 1.50       1,000
--------------------------------------------------------------------------------
                                         2/1/99        $ 1.50         500
--------------------------------------------------------------------------------
Shelton, Corina                          2/1/99        $ 1.50         500
--------------------------------------------------------------------------------

                                     C-1-4

--------------------------------------------------------------------------------
            Name                          Grant Date     Price    Outstanding
--------------------------------------------------------------------------------
                            Account Executive (cont.)
--------------------------------------------------------------------------------
Slaikjer, David B.                          8/1/97       $ 1.50         1,000
--------------------------------------------------------------------------------
                                            8/1/98       $ 1.50           500
--------------------------------------------------------------------------------
Strauss, Mindy                              2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
Sullivan, John M.                           6/1/98       $ 1.50           500
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           250
--------------------------------------------------------------------------------
Tiscareno, Isaias T.                        6/1/98       $ 1.50         1,000
--------------------------------------------------------------------------------
Tully, Susan M.                             8/1/97       $ 1.50           500
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
Wedemeyer, Erika K.                         2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
                                   Appraisers
--------------------------------------------------------------------------------
Enderle Jr., Raymond H.                     2/1/99       $ 1.50         1,000
--------------------------------------------------------------------------------
Masters, Kathryn A.                        11/1/98       $ 1.50           500
--------------------------------------------------------------------------------
Ulrich, Sharon R.                           5/1/97       $ 0.50         1,000
--------------------------------------------------------------------------------
                                 Broker Control
--------------------------------------------------------------------------------
Laub, Amy L.                               11/1/98       $ 1.50           350
--------------------------------------------------------------------------------
                                Capital Markets
--------------------------------------------------------------------------------
McGowan, Charles S.                        11/1/98       $ 1.50         1,000
--------------------------------------------------------------------------------
                                  Collections
--------------------------------------------------------------------------------
Afrouzmehr, Sima                            2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
Berg, Sarah J.                              2/1/99       $ 1.50           250
--------------------------------------------------------------------------------
Esparza, Rene E.                            2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
Hendrickson, Mary T.                        2/1/99       $ 1.50           500
--------------------------------------------------------------------------------
                                  Docs/Funding
--------------------------------------------------------------------------------
Davison, Elizabeth M.                       2/1/99       $ 1.50           350
--------------------------------------------------------------------------------
Harris, Jody L.                             2/1/99       $ 1.50           400
--------------------------------------------------------------------------------
Henderson, Patricia L.                      2/1/97       $ 0.25           400
--------------------------------------------------------------------------------
                                            3/1/98       $ 1.50           150
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Powell, Josephine M.                        5/1/95       $ 0.08         1,500
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Ramirez, Irene A.                           8/1/96       $ 0.10         1,000
--------------------------------------------------------------------------------
                                           11/1/97       $ 1.50           250
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Sheppard, (Signorelli), Angela M.           5/1/97       $ 0.50           250
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
                                Finance & Admin.
--------------------------------------------------------------------------------
Abugan, Elizabeth V.                        3/1/98       $ 1.50           500
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Barker, Michael J.                          6/1/98       $ 1.50           250
--------------------------------------------------------------------------------
Blondin (Fitz), Annette T.                  8/1/97       $ 1.50           400
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Bonhivert, Helen                            5/1/97       $ 0.50           400
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Domshy, Caroline A.                         5/1/97       $ 0.50           500
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Duran, Patricia L.                          3/1/98       $ 1.50           250
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------
Englert, Heidi R.                           2/1/97       $ 0.25           250
--------------------------------------------------------------------------------
                                            2/1/99       $ 1.50           150
--------------------------------------------------------------------------------

                                     C-1-5

--------------------------------------------------------------------------------
              Name               Grant Date            Price      Outstanding
--------------------------------------------------------------------------------
                           Finance & Admin. (cont.)
--------------------------------------------------------------------------------
Giorgi, Gracieia A.                3/1/98              $ 1.50            350
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            150
--------------------------------------------------------------------------------
Greer, Sara E.                     2/1/99              $ 1.50            250
--------------------------------------------------------------------------------
Jonas-Monroe, Maria L.             2/1/97              $ 0.25            250
--------------------------------------------------------------------------------
                                   3/1/98              $ 1.50            150
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            150
--------------------------------------------------------------------------------
Kiezun, Alicja I.                  2/1/99              $ 1.50            400
--------------------------------------------------------------------------------
Rohr, Cheryl A.                    3/1/98              $ 1.50            400
--------------------------------------------------------------------------------
Rose, Michelle A.                  8/1/96              $ 0.10          1,000
--------------------------------------------------------------------------------
                                  11/1/97              $ 1.50            250
--------------------------------------------------------------------------------
Spolidoro, Dawn E.                 2/1/99              $ 1.50            500
--------------------------------------------------------------------------------
                          Information Technology
--------------------------------------------------------------------------------
Anderson, Kevin K.                11/1/97              $ 1.50          3,000
--------------------------------------------------------------------------------
Coulsell, Todd T.                  2/1/99              $ 1.50            500
--------------------------------------------------------------------------------
Larsen, Randall E.                 5/1/97              $ 0.50          4,000
--------------------------------------------------------------------------------
                                   3/1/98              $ 1.50          1,000
--------------------------------------------------------------------------------
                                   8/1/98              $ 1.50            750
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50          1,000
--------------------------------------------------------------------------------
Madrid, John C.                    6/1/98              $ 1.50          3,000
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50          3,000
--------------------------------------------------------------------------------
Meisland, David A.                 2/1/97              $ 0.25            400
--------------------------------------------------------------------------------
                                   3/1/98              $ 1.50            600
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            250
--------------------------------------------------------------------------------
Petit, David P.                    5/1/97              $ 0.50          5,000
--------------------------------------------------------------------------------
Swain, Tina M.                     2/1/99              $ 1.50            500
--------------------------------------------------------------------------------
Waybright, Brain K.                3/1/98              $ 1.50          1,000
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            150
--------------------------------------------------------------------------------
Won, Wai Cheong                    3/1/98              $ 1.50          3,000
--------------------------------------------------------------------------------
                                   8/1/98              $ 1.50            875
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50          1,500
--------------------------------------------------------------------------------
                                  Legal
--------------------------------------------------------------------------------
Koepke, Pamela J.                  2/1/97              $ 0.25            350
--------------------------------------------------------------------------------
                                  11/1/98              $ 1.50            150
--------------------------------------------------------------------------------
                              Loan Specialists
--------------------------------------------------------------------------------
Acuna, Jose L.                     6/1/98              $ 1.50            500
--------------------------------------------------------------------------------
Ballew, Michele D.                 2/1/99              $ 1.50            500
--------------------------------------------------------------------------------
Beauchamp, Treva S.                3/1/98              $ 1.50            500
--------------------------------------------------------------------------------
Bell, Damon A.                    11/1/97              $ 1.50            500
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            150
--------------------------------------------------------------------------------
Bonner (Ortega), Yolanda           8/1/96              $ 0.10          1,000
--------------------------------------------------------------------------------
                                  11/1/97              $ 1.50            250
--------------------------------------------------------------------------------
                                   2/1/99              $ 1.50            150
--------------------------------------------------------------------------------
Bross, Kathleen T.                 2/1/99              $ 1.50            400
--------------------------------------------------------------------------------
Brooks, Richard W.                 8/1/98              $ 1.50            500
--------------------------------------------------------------------------------
Burt, Michele M.                   2/1/97              $ 0.25            350
--------------------------------------------------------------------------------
                                   3/1/98              $ 1.50            250
--------------------------------------------------------------------------------
Campbell, Dorothy A.               6/1/98              $ 1.50            500
--------------------------------------------------------------------------------
Carroll, Betty A.                  8/1/98              $ 1.50            250
--------------------------------------------------------------------------------
Cruz-Kuwamoto, Nellie M.           8/1/97              $ 1.50            400
--------------------------------------------------------------------------------
                                   8/1/98              $ 1.50            200
--------------------------------------------------------------------------------
Deroses, Neomi B.                  6/1/98              $ 1.50            400
--------------------------------------------------------------------------------
Earls, Rhonda K.                   2/1/99              $ 1.50            500
--------------------------------------------------------------------------------
Englert, Janice C.                11/1/97              $ 1.50            500
--------------------------------------------------------------------------------

                                     C-1-6

--------------------------------------------------------------------------------
                     Name              Grant Date     Price       Outstanding
--------------------------------------------------------------------------------
                            Loan Specialists (cont)
--------------------------------------------------------------------------------
Esparza, Sharon L.                       2/1/99       $ 1.50              500
--------------------------------------------------------------------------------
Farmer, Carrie D.                        2/1/99       $ 1.50              350
--------------------------------------------------------------------------------
Freed, Helene K.                         2/1/99       $ 1.50              400
--------------------------------------------------------------------------------
Griffin (Lott), Michela R.               2/1/97       $ 0.25              350
--------------------------------------------------------------------------------
                                         3/1/98       $ 1.50              250
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              250
--------------------------------------------------------------------------------
Gutierrez, Hector J.                    11/1/98       $ 1.50              350
--------------------------------------------------------------------------------
Hammond, Mark B.                         2/1/99       $ 1.50              400
--------------------------------------------------------------------------------
Hansen, Angee M.                         2/1/99       $ 1.50              500
--------------------------------------------------------------------------------
Harvey, Lisa J.                          2/1/97       $ 0.25              250
--------------------------------------------------------------------------------
                                         3/1/98       $ 1.50              250
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Hoffman, Lynne H.                        2/1/99       $ 1.50              400
--------------------------------------------------------------------------------
Johnes, Kimberly D.                     11/1/97       $ 1.50              400
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Keefer, Pamela K.                       11/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Kirouac, Julie D.                        5/1/97       $ 0.50              400
--------------------------------------------------------------------------------
Lechuga, Carl V.                         3/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Lopez, Ramona K.                         3/1/98       $ 1.50              500
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Mayerchick, Stephanie A.                11/1/97       $ 1.50              350
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
McCartney, Theresa L.                   11/1/98       $ 1.50              400
--------------------------------------------------------------------------------
McFadden, Tanya A.                       3/1/98       $ 1.50              250
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              100
--------------------------------------------------------------------------------
McGrew, Misty A.                         6/1/98       $ 1.50              400
--------------------------------------------------------------------------------
Mitchell, Michelle M.                    3/1/98       $ 1.50              400
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Moodey, Anne F.                          2/1/99       $ 1.50              400
--------------------------------------------------------------------------------
Mosteller, Steven W.                     8/1/98       $ 1.50            1,000
--------------------------------------------------------------------------------
Newton, Lawrence L.                     11/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Nguyen, Tawnie                           6/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Penrod, Christine M.                     6/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Pham, Nancy N.                          11/1/98       $ 1.50              400
--------------------------------------------------------------------------------
Roeder, David L.                         2/1/99       $ 1.50              400
--------------------------------------------------------------------------------
Schelldorf, Vicki J.                     2/1/99       $ 1.50              250
--------------------------------------------------------------------------------
Schimek, Sharon F.                       2/1/97       $ 0.25              400
--------------------------------------------------------------------------------
Scott, Christopher T.                    2/1/97       $ 0.25              350
--------------------------------------------------------------------------------
                                         3/1/98       $ 1.50              150
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Shaw, Elizabeth H.                      11/1/97       $ 1.50              400
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              150
--------------------------------------------------------------------------------
Storck, Stacy A.                         8/1/96       $ 0.10            2,000
--------------------------------------------------------------------------------
Strong, Kelly M.                         6/1/98       $ 1.50              400
--------------------------------------------------------------------------------
                                         2/1/99       $ 1.50              250
--------------------------------------------------------------------------------
Taylor, Kathleen                        11/1/98       $ 1.50              500
--------------------------------------------------------------------------------
Vahidi, Parvin                          11/1/98       $ 1.50              350
--------------------------------------------------------------------------------
wabrick, Jason K.                        2/1/99       $ 1.50              500
--------------------------------------------------------------------------------
Wilhelm, Lan T.                          8/1/97       $ 1.50              500
--------------------------------------------------------------------------------
                                         8/1/98       $ 1.50              250
--------------------------------------------------------------------------------

                                     C-1-7

--------------------------------------------------------------------------------
       Name                 Grant Date             Price           Outstanding
--------------------------------------------------------------------------------
                                   Marketing
--------------------------------------------------------------------------------
Gimenez, Mitzi J.             11/1/98             $  1.50               400
--------------------------------------------------------------------------------
Green, Julie L.                2/1/99             $  1.50               400
--------------------------------------------------------------------------------
Ireland, Tracey E.            11/1/98             $  1.50               350
--------------------------------------------------------------------------------
Renzi, Robert J.               3/1/98             $  1.50               500
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               250
--------------------------------------------------------------------------------
                                  Post-Closing
--------------------------------------------------------------------------------
Adams, Aaron L.                6/1/98             $  1.50               250
--------------------------------------------------------------------------------
Bierman, Jolie T.             11/1/98             $  1.50               250
--------------------------------------------------------------------------------
Cabrera, Flora                 8/1/98             $  1.50               350
--------------------------------------------------------------------------------
                               8/1/98             $  1.50               500
--------------------------------------------------------------------------------
Felicano, Mercedes D.          6/1/98             $  1.50               350
--------------------------------------------------------------------------------
Lopez, Dominic T               8/1/98             $  1.50               350
--------------------------------------------------------------------------------
Nebril, Jr., Dan R.            3/1/98             $  1.50               350
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               150
--------------------------------------------------------------------------------
Pacheco, Cynthia               5/1/95             $  0.08             1,000
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               150
--------------------------------------------------------------------------------
                                   Processing
--------------------------------------------------------------------------------
Luna, Gloria E.                5/1/97             $  0.50               250
--------------------------------------------------------------------------------
                               8/1/98             $  1.50               100
--------------------------------------------------------------------------------
Wirick, Terri L.               8/1/98             $  1.50               250
--------------------------------------------------------------------------------
                                Quality Control
--------------------------------------------------------------------------------
Lee, Steven E.                11/1/98             $  1.50               400
--------------------------------------------------------------------------------
                                     Retail
--------------------------------------------------------------------------------
Chivens, Rosario P.            2/1/99             $  1.50               500
--------------------------------------------------------------------------------
Johnson, Carolyn J.            8/1/98             $  1.50               500
--------------------------------------------------------------------------------
Jones, Rita K.                 8/1/98             $  1.50               500
--------------------------------------------------------------------------------
Kadens, Mark P.                3/1/98             $  1.50               500
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               500
--------------------------------------------------------------------------------
Libby, Matthew A.              8/1/98             $  1.50               500
--------------------------------------------------------------------------------
Lizer, Tracy A.               11/1/98             $  1.50               500
--------------------------------------------------------------------------------
Lopez, Deborah I.              8/1/98             $  1.50               500
--------------------------------------------------------------------------------
Scott, Gregory T.              2/1/99             $  1.50               500
--------------------------------------------------------------------------------
                                  Underwriters
--------------------------------------------------------------------------------
Andrew, DeBorah J.             5/1/95             $  0.08             1,500
--------------------------------------------------------------------------------
                               8/1/96             $  0.10               500
--------------------------------------------------------------------------------
                              11/1/97             $  1.50               500
--------------------------------------------------------------------------------
Barker, Susan P.               2/1/97             $  0.25               500
--------------------------------------------------------------------------------
                              11/1/97             $  1.50               250
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               150
--------------------------------------------------------------------------------
Clawson, Donald D.             2/1/99             $  1.50             1,000
--------------------------------------------------------------------------------
Mackey, Kathleen A.            5/1/95             $  0.08             1,000
--------------------------------------------------------------------------------
                              11/1/96             $  0.18               500
--------------------------------------------------------------------------------
                              11/1/97             $  1.50               500
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               250
--------------------------------------------------------------------------------
Smith, Scott A.                3/1/98             $  1.50             1,000
--------------------------------------------------------------------------------
White, David A.                8/1/96             $  0.10             1,500
--------------------------------------------------------------------------------
                              11/1/97             $  1.50               250
--------------------------------------------------------------------------------
                               2/1/99             $  1.50               250
--------------------------------------------------------------------------------

                                     C-1-8

--------------------------------------------------------------------------------
              Name                  Grant Date       Price       Outstanding
--------------------------------------------------------------------------------
Former Employees
--------------------------------------------------------------------------------
Ciaccio (Shoemaker), Alice L.         2/1/97         $ 0.25              182
--------------------------------------------------------------------------------
                                      8/1/97         $ 1.50               20
--------------------------------------------------------------------------------
                                      3/1/98         $ 1.50               63
--------------------------------------------------------------------------------
Clark, Gerald D.                     11/1/97         $ 1.50            5,833
--------------------------------------------------------------------------------
Correll, Walter                       2/1/97         $ 0.25            1,500
--------------------------------------------------------------------------------
                                     11/1/97         $ 1.50              313
--------------------------------------------------------------------------------
Costello, Patrick E.                  8/1/97         $ 1.50            7,083
--------------------------------------------------------------------------------
Cunningham, John D.                   5/1/97         $ 0.50              417
--------------------------------------------------------------------------------
Feight, Susan E.                     11/1/97         $ 1.50              156
--------------------------------------------------------------------------------
Gross, Fred A.                        2/1/97         $ 0.25              479
--------------------------------------------------------------------------------
Holland, Christine A.                 3/1/98         $ 1.50              125
--------------------------------------------------------------------------------
Hui, Sarah W.                         8/1/97         $ 1.50              150
--------------------------------------------------------------------------------
Nansel, Laura D.                     11/1/97         $ 1.50              313
--------------------------------------------------------------------------------
Ramirez, Christina M.                 2/1/97         $ 0.25              168
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Total                                                  761,677
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         TOTAL ALL PLANS                                           1,813,460

                                     C-1-9

                                                                    EXHIBIT D TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

A. Compliance with Laws. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of any statute, treaty, law, judgment, writ, injunction, decision, decree, order, regulation, or ordinance of any foreign, federal, state, or local governmental or quasi-governmental entity, including without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), laws, regulations, and orders relating to antitrust or trade regulation, employment practices and procedures, the health and safety of employees, consumer credit, mortgage lending, servicing or brokering, the pollution of the atmosphere, surface water, ground water and noise, and the handling of toxic and hazardous waste materials, or of any judgment, award, rule, regulation, order, decree, writ, or injunction of any court or public regulatory body or authority that might have a material adverse effect on the business, operations, assets, or financial condition of the Borrower and its Subsidiaries as a whole or that would affect the validity or enforceability of this Agreement or any other Convertible Debt Document. In particular, neither the Borrower nor any of its Subsidiaries has knowledge of any non-compliance by the Borrower or any of its Subsidiaries with applicable laws and regulations that would cause the cancellation or modification of any of their respective mortgage servicing rights, insurance coverage provided by any private mortgage insurance company, or any agreements or relationships with any Investor or governmental agency.

B.   Agreements. Neither the Borrower nor any of its Subsidiaries has received:
     (a) any notice of default, breach, or violation by the Borrower or any of its Subsidiaries from any governmental agency, Investor, or other participant in any secondary mortgage market program in which the Borrower or any of its Subsidiaries is involved (a "Secondary Market Program") or
     (b) notice of, or is otherwise aware of facts or circumstances that would indicate the existence of, any default, breach, or violation by the Borrower or any of its Subsidiaries with respect to any agreement to which either the Borrower or any of its Subsidiaries may be a party, and, to the best of the Borrower's or any Subsidiary's knowledge, no other party thereto is in default under such agreement. All reports required to be filed by the Borrower or any of its Subsidiaries with any Investor or governmental agency have been properly prepared and filed.

C.   Employee Benefits.

     (a) The Borrower and each of its Subsidiaries have furnished or made available to the Lender true, correct, and complete copies of each of the following: (i) any employee benefit plan maintained by the Borrower or any of its Subsidiaries under Section 401(k) of the Internal Revenue Code that provides benefits to employees (the "401(k) Plan"), together with the related trust agreement providing the funding medium for pension benefits thereunder; (ii) each "employee welfare benefit plan" (within the meaning of Section 3(l) of ERISA) of which the Borrower or any of its Subsidiaries is the "plan sponsor" (within the meaning of Section 3(16)(A) of ERISA) and that provides benefits to employees of the Borrower or any of its Subsidiaries, together with any related trust agreement or insurance contract providing the funding medium for benefits thereunder and any related contracts thereunder, such plans being hereinafter referred to as the "Welfare Plans"; (iii) the summary plan description for the 401(k) Plan and each Welfare Plan; (iv) the most recent financial statement, if any, including audit reports thereon, and Annual Report Form 5500; (v) any investment management agreement that delegates authority for investment of the assets of the 401(k) Plan or any such Welfare Plan; and (vi) the most recent qualification letter from the Internal Revenue Service (the "IRS") for the 401(k) Plan under Sections 401(a) and 401(k) of the Internal Revenue Code and for any Welfare Plan funded through any tax-exempt trust qualified under Section 501(c) of the Internal Revenue Code.

(b) With respect to the 401(k) Plan or any Welfare Plan (hereinafter, the "Plans"),

     (i) all Plans comply in all material respects with the applicable requirements of ERISA and the Internal Revenue Code, and the 401(k) Plan has been operated so as to comply with qualification requirements under Section 401(a) and the requirements for tax-exempt status under Section 501(a) of the Internal Revenue Code;

     (ii) no material change in the assets or liabilities of any Plan has occurred after the date of the financial statements relating thereto (other than any change resulting from the accrual of benefits, payment of benefits, or receipt of contributions);

     (iii) all required contributions to the Plans have been timely made, and all contributions to the Plans accrued by the Borrower or any of its Subsidiaries with respect to employees or officers of the Borrower or any of its Subsidiaries that remain unpaid shall be paid by the Borrower and its Subsidiaries in a timely fashion as and when such contributions become due and payable;

     (iv) all reporting and disclosure obligations to any governmental agency or entity and to any participant in or beneficiary of any Plan have been satisfied;

     (v) there have been no transactions between any Plan and any "party in interest" or "disqualified person" (within the meaning of Section 3(
           14) of ERISA or Section 4975(e)(2) of the Internal Revenue Code) that might subject the Borrower or any of its Subsidiaries to any tax or penalty on prohibited transactions imposed by Section 4975 of the Internal Revenue Code or to a civil action under Section 502 of ERISA;

     (vi) no investigation or review by the IRS is pending or to the best knowledge of the Borrower is contemplated in which the IRS has asserted that the 401(k) Plan is not qualified under Section 401(a) of the Internal Revenue Code or that any related trust or trust for a Welfare Plan is not exempt from tax under Section 501 of the Internal Revenue Code. No assessment of any federal income taxes has been made or, to the best knowledge of the Borrower and its Subsidiaries, is contemplated against either the Borrower or any of its Subsidiaries or any related trust of any Plan on the basis of failure of such qualification or exemption, nor is there any basis for any such investigation, review, assertion, or assessment; and

              (vii) no pension plan subject to Title IV of ERISA is maintained by the Borrower or any of its Subsidiaries or any other trade or business, whether or not incorporated, that would be treated as a "single employer" (within the meaning of Section 4001 of ERISA) with the Borrower or any of its Subsidiaries.

       (c) Neither the Borrower nor any of its Subsidiaries is or has been a contributing employer to any "multiemployer pension plan" (within the meaning of Section 3(37) of ERISA); neither the Borrower nor any of its Subsidiaries is under any obligation to make contributions to any multiemployer pension plan; and neither the Borrower nor any of its Subsidiaries has actual or potential liability under Section 4201 of ERISA for any complete or partial withdrawal from any multiemployer pension plan relating to employees or officers of the Borrower or any of its Subsidiaries.

D. Mortgage Loan Oualifications. Each Mortgage Loan originated or acquired by either the Borrower or any of its Subsidiaries complies, in all material respects, with all requirements specified under the Lender's applicable Selling Guide (as such may be amended by a Shared Execution Forward Commitment between the Borrower and the Lender) or Servicing Guide or, in the case of Mortgage Loans that will not be sold to the Lender, is otherwise saleable in the ordinary course of business in the secondary mortgage market. Without limiting the generality of the foregoing, the representations and warranties made with respect to each such Mortgage Loan by the originator thereof or the Borrower's correspondent complies in all material respects with all requirements specified under the Lender's applicable Selling Guide (as such may be amended by a Shared Execution Forward Commitment between the Borrower and the Lender) or Servicing Guide or, in the case of Mortgage Loans that will not be sold to the Lender, with the usual requirements of purchasers of similar Mortgage Loans in the secondary mortgage market.

E. Mortgage Loan Servicing. Each Mortgage Loan serviced or master serviced by the Borrower or any of its Subsidiaries, and the servicing and master servicing of each such Mortgage Loan, comply in all material respects with all obligations under the applicable Servicing Contracts and the applicable mortgage documents. The Disclosure Schedule sets forth a true and complete list of the Borrower's and its Subsidiaries' Servicing Portfolio. All of the Borrower's and its Subsidiaries' Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event that, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

F. Orgination Representations and Warranties; No Recourse. The selling and origination representations and warranties made by the Borrower and its Subsidiaries to Investors with respect to each Mortgage Loan sold by the Borrower or its Subsidiaries were true and correct as and when made by the Borrower and its Subsidiaries. No Mortgage Loan previously sold by the Borrower or its Subsidiaries has been sold with recourse, except (a) VA no-bids, (b) costs and expenses that are not reimbursable to a servicer under the applicable requirements and guidelines of GNMA, (c) recourse that is based on the failure of the servicer to comply with the applicable requirements of the Investor, (d) pursuant to Shared Execution Forward Commitments or in connection with an Eligible Securitization Transaction, and (e) recourse that is based on
       (i) first payment default under mortgage loans sold to an Investor, (ii) a 12-month premium recapture agreement between the Borrower and the purchaser of mortgage loans, or (iii) breaches and/or inaccuracies in standard secondary mortgage market representations and warranties made by the Borrower in connection with sales of mortgage loans to an Investor.

G. Articles of Incorporation and Bylaws. True and complete copies of: (a) the Borrower's Articles of Incorporation, as amended to date; and (b) the Borrower's Bylaws, as amended to date, have been delivered to the Lender.

H. Absence of Certain Changes or Events. Since the date of the most recent audited financial statements of the Borrower, neither the Borrower nor any of its Subsidiaries, directly or indirectly, has:

       (a) suffered any damage, destruction, or casualty loss that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), working capital, assets, properties, liabilities, obligations, reserves, businesses, future prospects, goodwill, or going concern value of the Borrower or any of its Subsidiaries;

       (b) experienced any changes, events, or conditions or failed to take any action that, individually or in the aggregate, have resulted or could reasonably be expected to result in a material adverse effect on the business of the Borrower or any of its Subsidiaries.

       (c) discharged or incurred any material obligation or liability with respect to the business of the Borrower or any of its Subsidiaries, except in the ordinary course of business;

       (d) modified in any material respect or terminated, except in accordance with its terms, any contractual obligation of either the Borrower or any of its Subsidiaries or has received notice from any person with respect to such a possible modification or termination thereof;

       (e) entered into any transaction not in the ordinary course of business, except as permitted in or contemplated by other sections of this Agreement and other Transaction Documents;

       (f) suffered any loss of key employees, sales representatives, distributors, customers, or suppliers or other favorable business relationships;

       (g) set aside or paid any dividend or other distribution (whether in cash, stock, property, or any combination thereof) in respect of its capital stock;

     (h)  redeemed or acquired any of its capital stock;

     (i) increased or amended the rate or terms of compensation payable or to become payable by the Borrower or any of its Subsidiaries to their directors, officers, employees, or other Affiliates or of any bonus, insurance, pension, or other employee benefit plan, payment, or arrangement made to, for, or with any such directors, officers, employees, or other Affiliates except increases occurring in the ordinary course of business in accordance with the Borrower's and the Subsidiaries' customary practices (which includes normal periodic performance reviews and related compensation and benefit increases) or
          (ii) paid, lent, or advanced any amount to, or sold, transferred, or leased any properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any agreement or arrangement with any such directors, officers, employees, or other Affiliates other than the regular payment of salaries, commissions, employee benefits, and travel advances in the ordinary course of business and consistent with past practice;

     (j) sold or disposed of, or encumbered, any asset or property, except sales and other dispositions in the ordinary course of business, and in each case for a consideration at least equal to the fair value of such asset or property;

     (k) leased or licensed to others (including officers, directors, and other Affiliates) any asset or property;

     (l)  sold or otherwise disposed of any line of products or services;

     (m) discontinued any line of products or services, other than the discontinuance of individual products and services in the ordinary course of business where such individual products or services did not represent, individually or in the aggregate, a material part of the Borrower's business on the Closing Date;

     (n) sold, assigned, transferred, or conveyed any Intellectual Property Rights (as hereinafter defined);

     (o) entered into any commitment for capital expenditures for additions to plant, property, or equipment in excess of $100,000;

     (p) incurred any indebtedness for borrowed money or other liabilities or obligations in excess of $500,000, except as permitted in or contemplated by the Transaction Documents or other credit agreements with the Lender;

     (q) made any change in accounting methods or principles used for financial reporting purposes, except as required by a change in GAAP and concurred with by the Borrower's independent public accountants;

     (r) entered into any agreement or commitment, whether in writing or otherwise, to take any action described in this Section H.

I. Insurance. The Disclosure Schedule contains an accurate and complete list of all current policies of fire and other casualty, general liability, theft, life, workers' compensation, health, directors' and officers', business interruption, and other forms of insurance owned or held by the Borrower and each of its Subsidiaries, specifying the insurer, the policy number, the term of the coverage, and, in the case of any "occurrence" coverage, the same information as to predecessor policies since inception. Since the Borrower's and the Subsidiaries' inception, the Borrower and its Subsidiaries have maintained insurance coverages in such amount and scope of coverage consistent with customary industry practices. All present policies are in full force and effect and all premiums with respect thereto have been paid. Neither the Borrower nor any of its Subsidiaries has been denied any form of insurance and no policy of insurance has been revoked or rescinded.

J. Intellectual Property Rights. The Borrower and each of its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, service marks, trade names, copyrights, applications therefor, trade secrets, know-how, and other intellectual property ("Intellectual Property Rights") material to the conduct of their businesses. To the best of the Borrower's and its Subsidiaries' knowledge, the conduct of their businesses does not conflict with or infringe on any valid Intellectual Property Rights of others in any way that materially and adversely affects the condition (financial or otherwise), working capital, assets, properties, liabilities, obligations, reserves, businesses, prospects, goodwill, or going concern value of the Borrower or any of its Subsidiaries. The Disclosure Schedule sets forth a list of all material United States and foreign patents, trademarks, service marks, trade names and registered copyrights, and applications therefor, used by the Borrower or any of its Subsidiaries in the conduct of their businesses and all licenses to or by the Borrower or any of its Subsidiaries of Intellectual Property Rights which the Borrower or any of its Subsidiaries owns or uses in the conduct of their businesses. To the best of the Borrower's and the Subsidiaries' knowledge, there are no facts or alleged facts that would reasonably serve as the basis of any claim that the Borrower or any of its Subsidiaries does not have the unrestricted right to use its Intellectual Property Rights.

K.   Contracts.

     (a) The Disclosure Schedule contains a full and complete list (subject, in the case of clauses (i), (ii), (iii), (iv), (xi), and (xii) below, to the dollar amount indicated therein) of each contract, commitment, or agreement to which the Borrower or any of its Subsidiaries, or by which the Borrower or any of its Subsidiaries or any of their respective assets or the Mortgage Loans, is bound in any respect, including without limitation, any and all:

          (i) contracts or agreements for the disposition, by sale, lease, or otherwise, of Mortgage Loans, mortgage servicing, equipment, goods, materials, research and development, supplies, studies, or capital assets, or for the performance of services (excluding mortgage servicing), in any case involving more than $50,000;

          (ii) contracts or agreements for the joint performance of work or services, and all other joint venture, partnership, or other similar agreements, including, without limitation, any mortgage sub-servicing contracts or mortgage origination, sale, or correspondent agreements, in any case involving more than $50,000;

          (iii) management or employment contracts (other than oral agreements for employment at will), consulting contracts, collective bargaining contracts, or other agreements with any labor union, or termination and severance agreements, in any case involving more than $50,000;

          (iv) notes, mortgages, deeds of trust, loan agreements, security agreements, guarantees, debentures, indentures, credit agreements, warehousing agreements, repurchase agreements, and other evidences of indebtedness with respect to which the Borrower or any of its Subsidiaries is the obligor, maker, or debtor other than agreements between the Borrower and the Lender and endorsements for collection or deposit in the ordinary course of business, in any case involving more than $50,000; provided however, if the aggregate amount of all such agreements or instruments exceeds $250,000, all such information shall be included on the Disclosure Schedule;

          (v) pension, retirement profit-sharing, deferred compensation, bonus, incentive, life insurance, hospitalization, or other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies, or others relating to any such employee benefit plan or arrangement);

          (vi) stock option, stock purchase, warrant, repurchase, or other contract or agreement with any employee or officer of the Borrower or any of its Subsidiaries relating to any shares of capital stock of the Borrower or any of its Subsidiaries;

          (vii) contracts or agreements with underwriters, agents, investment bankers, brokers, or sales representatives;

          (viii) contracts or agreements with any director or officer or principal shareholder of the Borrower or any of its Subsidiaries or, to the Borrower's or the Subsidiaries' knowledge, with any person or entity affiliated or associated with such a director or officer or principal shareholder (but not including contracts or agreements with the Lender);

          (ix) powers of attorney or similar authorizations granted to any third party by the Borrower or any of its Subsidiaries except those granted in the remedial sections of contracts entered into in the ordinary course of business;

          (x) licenses, sublicenses, royalty agreements, and any other contract or agreement to which either the Borrower or any of its Subsidiaries is a party, or otherwise subject, relating to technical assistance, Intellectual Property Rights, confidentiality, non-disclosure, no-use, or other similar contracts or agreements;

          (xi) leases, whether as lessor or lessee, with respect to (A) individual items of personal property, which are not terminable without penalty in thirty (30) days and with annual rental in excess of $50,000; provided, however, that if the aggregate annual rental exceeds $250,000, all such information shall be included on the Disclosure Schedule; and (B) any real property;

          (xii) contracts or agreements for the purchase of any Mortgage Loans, mortgage servicing, equipment, capital assets, or services, except individual service orders made in the ordinary course of business involving less that $100,000; provided, however, that if the aggregate of such individual service orders from one party exceeds $250,000, all such information shall be included on the Disclosure Schedule;

          (xiii) contracts or agreements containing covenants limiting the freedom of the Borrower or any of its Subsidiaries to compete in any line of business or with respect to any particular product or service or with any Person;

          (xiv) requirements contracts or agreements in which the Borrower or any of its Subsidiaries is the purchaser or the seller; or

          (xv) any contract or agreement, not of the type covered by or excluded from any of the other items of this Section K, which by its terms is either not to be completely performed by the Borrower or any of its Subsidiaries within thirty (30) days of the date hereof or is not to terminate or is not terminable without penalty to either the Borrower or any of its Subsidiaries prior to thirty (30) days from the date hereof and is material to the businesses of the Borrower and its Subsidiaries as a whole.

     (b) The Borrower has made available to the Lender, for its review and examination, a true and complete description of all oral contracts and agreements referred to in this Section K and a true and complete copy of all written contracts and agreements referred to in this Section K. As used in this Section K, the terms "contract" and "agreement" mean and include every contract, agreement, commitment, understanding, and promise, whether written or oral.

     (c) Neither the Borrower nor any of its Subsidiaries, nor to the best of the Borrower's or any Subsidiary's knowledge, any other party under any of the contracts and agreements referred to in this Section K, is in default thereunder, nor are there circumstances with which the giving of notice or passing of time or both would constitute a default thereunder by the Borrower or any of its Subsidiaries, or to the best of the Borrower's or the Subsidiaries' knowledge, any other party thereto, which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business or condition (financial or otherwise) of the Borrower and its Subsidiaries as a whole.

L. Bank Accounts. The Disclosure Schedule contains a full and complete list of all the bank accounts, including escrow accounts, if any, of the Borrower and its Subsidiaries, together with the names of persons authorized to draw thereon. All cash in such accounts is held in demand deposits and is not subject to any restriction of limitation as to withdrawal. All of such accounts are reconciled on a timely basis, are fully funded, and are free from material errors.

M. Guarantees. None of the obligations or liabilities of the Borrower or any of its Subsidiaries is guaranteed by any Person. The Disclosure Schedule contains a correct and complete list of all guarantees by, or other contingent obligations of, the Borrower or any of its Subsidiaries showing the parties and amounts involved and the expiration dates thereof.

N. Certain Advances. There are no receivables of the Borrower or any of its Subsidiaries owing by directors, officers, employees, consultants, or shareholders of the Borrower or any of its Subsidiaries, owing by any Affiliate of any director or officer or shareholder of the Borrower or any of its Subsidiaries, other than advances in the ordinary and usual course of business to officers and employees for reimbursable business expenses.

0. Compensation. The Disclosure Schedule contains a full and complete list of each director, officer, employee, or consultant of the Borrower and each of its Subsidiaries whose total compensation for the most recently completed fiscal year ended exceeded $100,000 and each person whose total compensation for the current fiscal year is expected to exceed $100,000, specifying their names and job descriptions, the total amount paid or payable, the basis of such compensation, whether fixed or commission or a combination thereof, and their current rate of pay.

P. Related Parties. No director or officer or principal shareholder of the Borrower or any of its Subsidiaries, or any Affiliate of any such Person, has or will have, either directly or indirectly, an interest in any Person that furnishes or sells services or products that are similar to those furnished or sold by the Borrower or any of its Subsidiaries, other than ownership of less than 5% of the outstanding stock of any publicly-held corporation; provided, however, that the foregoing representation and warranty shall not apply to interests held by the Existing Investors and by directors of the Borrower elected by or representing the Existing Investors, except to the extent that the Borrower is aware of such interests on the Closing Date. No director or officer or principal shareholder of the Borrower or any of its Subsidiaries, or any Affiliate of any such Person, has or will have, either directly or indirectly, a beneficial interest, or alleges a claim of beneficial interest, in any contract or agreement to which the Borrower or any of its Subsidiaries is a party or by which any of them may be bound. The Disclosure Schedule contains a true and complete list and description of all contractual relationships between the Borrower, on the one hand, and any Affiliate of the Borrower or any of its Subsidiaries or any director or officer or principal shareholder of the Borrower or any of its Subsidiaries, on the other hand.

Q.   Environmental Matters.

     (a) No Hazardous Materials have been used, stored, or otherwise handled in any manner on, under, in, from, or affecting any real property owned (currently or previously) or managed by either the Borrower or any of its Subsidiaries or in which the Borrower or any of its Subsidiaries has an interest (any such real property being herein referred to as the "Property"), except for minor amounts of household materials used, stored, and disposed of in compliance with Environmental Laws (as defined below). No current owner or occupant, and to the best knowledge of the Borrower or any of its Subsidiaries no prior owner or occupant, of the Property has used Hazardous Materials on, under, in, from, or affecting the Property.

     (b) To the best knowledge of the Borrower and its Subsidiaries, no Hazardous Materials have at any time been released into, stored, or deposited over, upon, or below the Property, into any water systems on or below the surface of the Property, or directly or indirectly onto any property or water system adjoining, adjacent to, or abutting the Property, or have been used in the construction of any improvements located on or about the Property, except for minor amounts of household materials used, stored, and disposed of in compliance with Environmental Laws.

     (c) To the best knowledge of the Borrower and its Subsidiaries, there are no, and never have been, underground storage tanks located on or under the Property.

     (d) Neither the Borrower nor any of its Subsidiaries has received any notice of any violations (nor are they aware of any existing violations) of any applicable laws governing the use, storage, treatment, transportation, manufacture, refinement, handling, production, or disposal of Hazardous Materials on, under, in, from, or affecting the Property and, to the best of the Borrower's and the Subsidiaries' knowledge, there are no legal actions or proceedings commenced or threatened by any person with respect to any such violations.

     (e) The Property is currently being, and, to the best of the Borrower's and the Subsidiaries' knowledge has in the past been, operated in accordance with, and in compliance with all applicable Environmental Laws.

     (f) "Environmental Laws" means any and all federal, state, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, and requirements of any governmental authority or other requirements of law (including common law) regulating, relating to, or imposing liability or standards of conduct concerning protection of human health or the environment.

R. Labor Controversies. There are no labor controversies or other problems in employee relations, including, without limitation, strikes, shutdowns, slowdowns, work stoppages, or resignations of key employees, pending or, to the best knowledge of the Borrower and the Subsidiaries, threatened against the Borrower or any of its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business or condition (financial or otherwise) of the Borrower and the Subsidiaries as a whole.

S. Underlying Documents. All underlying documents listed or described in the Disclosure Schedule have heretofore been furnished or made available to the Lender. All such documents furnished or made available to the Lender are true and complete copies, and there are no amendments or modifications thereto, except as expressly noted on the Disclosure Schedule. The minute books of the Borrower and each of its Subsidiaries contain full, complete, and accurate records of all required meetings and other material corporate actions taken by the directors and shareholders of the Borrower and each of its Subsidiaries.

T. Business Generally. To the best of the knowledge of the Borrower and its Subsidiaries, there has been no event, transaction, or information that has come to their respective attention that, as it relates to the businesses of the Borrower and its Subsidiaries, could individually or in the aggregate, reasonably be expected to have a material adverse effect on their businesses.

U. Licenses and Permits. The Borrower and its Subsidiaries have obtained, and are in the compliance with, all necessary licenses, permits, consents, approvals, orders, certificates, authorizations, declarations, and filings required by all federal, state, local, and other governmental or regulatory authorities and all courts and other tribunals for the conduct of the businesses and operations of the Borrower and its Subsidiaries, and there are no proceedings pending or threatened that may result in the revocation, cancellation, or suspension, or any adverse modification, of any such licenses, permits, etc., there are no disciplinary actions under any such licenses, permits, etc., pending or threatened, no prior proceeding or disciplinary action has resulted in adverse action against the Borrower or any Subsidiary, nor are there any facts that may give rise to such proceedings or disciplinary actions. The Disclosure Schedule contains a correct and complete list of all such licenses, permits, etc.

V. Copies of Certain Documents. The Borrower has delivered to the Lender true and complete copies of: (a) all agreements entered into by the Borrower or any Subsidiary providing for the acquisition or disposition of businesses or product or service lines; (b) all federal and other tax returns filed by the Borrower or any Subsidiary; and (c) a complete list of all investments of the Borrower or any Subsidiary in marketable or other securities (whether debt or equity).

W. Accuracy of Information. No representation or warranty made by the Borrower in this Agreement, the Disclosure Schedule, or in any of the other Transaction Documents contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein not misleading in light of the circumstances in which they are made, and all of the foregoing completely and correctly present the information required or purported to be set forth herein or therein.

                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                                   DISCLOSURE SCHEDULE

         This Disclosure Schedule is delivered by Accredited Home Lenders, Inc. ("AHL") to Residential Funding Corporation ("RFC") as of the Closing Date pursuant to Article V of the Loan and Security Agreement (Convertible Debt) of even date herewith between Accredited and RFC (the "Agreement"). Initially capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement.

---------------------------------------------------------------------------------------------
                                         RE ARTICLE V
---------------------------------------------------------------------------------------------
   Section                                       Disclosure
   -------                                       ----------
---------------------------------------------------------------------------------------------
5.3 Approvals           See Schedule 5.3, Licenses, Approvals and Qualifications, attached
    ---------
                        hereto for a listing of AHL's state and federal licenses, approvals and/or qualifications.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         RE EXHIBIT D
---------------------------------------------------------------------------------------------
   Paragraph                                     Disclosure
   ---------                                     ----------
---------------------------------------------------------------------------------------------
E. Mortgage Loan        AHL's Servicing Portfolio consists of the Mortgage Loans
   -------------
     Servicing          included in Accredited Mortgage Loan Trust 1996-1 established
     ---------
                        pursuant to the related Pooling and Servicing Agreement dated as of September 1, 1996, as amended by Amendment No. 1 to
                        Pooling and Servicing Agreement dated as of July 1, 1998, each between AHL and Bankers Trust Company.
---------------------------------------------------------------------------------------------
       H(b)             Events that could reasonably have been expected to result in a material adverse effect on the business of AHL since 12-3l-97:

                        .  Termination of the Amended and Restated Facility
                           Agreement dated as of October 1, 1997 among AHL,
                           Accredited Home Capital, Inc. ("AHC"), Cargill Financial
                           Services Corporation ("Cargill") and Bankers Trust Company
                           of California, N.A. ("BT"), as amended (the "Cargill Agreement").

                        .  The subprime mortgage industry liquidity crisis beginning in
                           October 1998.
---------------------------------------------------------------------------------------------

                                  RE EXHIBIT D

 Paragraph                                Disclosure

   H(d)       Material modifications of contractual obligations since 12-3l-97:

              . Amendment No. 1 to Amended and Restated Facility Agreement dated as of January 30, 1998 among AHL, AHC, Cargill and BT.

              . Amendment No. 2 to Amended and Restated Facility Agreement dated as of March 15, 1999 among AHL, AHC, Cargill and BT.

   H(f)       Losses of favorable business relationships since 12-3l-97:

               . Termination of the Amended and Restated Facility Agreement dated as of October 1, 1997 among AHL, Accredited Home Capital, Inc. ("AHC"), Cargill and Bankers Trust Company of California, N.A. ("BT").

              . Loss of Investors in connection with the subprime mortgage industry liquidity crisis beginning in October 1998.

   H(i) Value given to employees outside of ordinary course of business since 12-31-97:

              . Loan to Joseph J. Lydon evidenced by Promissory Note dated as of April 30, 1998 by Mr. Lydon in favor of AHL in the principal amount of $30,000.

   H(o) See Schedule H(o), Projected Capital Expenditures, attached hereto for a list of currently identified capital expenditure needs, some of which are subject to commitments and some of which are not.

   H(p) Since 12-3l-97, AHL incurred indebtedness in excess of $500,000 pursuant to the:

              . Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 1, 1997 between AHL and Lehman Commercial Paper Inc.

I. Insurance  See Schedule I, Insurance, attached hereto for a list of insurance policies.

                                    RE EXHIBIT D

     Paragraph                       Disclosure

J. Intellectual      Restrictions on Intellectual Property Rights:
Property Rights

                     . AHL may not have unrestricted use of its name to the extent Accredited Mortgage Services, Inc., a mortgage broker operating in New Jersey and Pennsylvania, commenced operations in regions of such states prior to AHL.

                     . AHL has not been able to register the assumed name under which it conducts retail mortgage loan origination operations, "Axiom Financial Services", in Arizona and Illinois due to the number of other registered companies with names beginning with "Axiom".

                     . AHL may not have unrestricted use of "Axiom Financial Services" to the extent Axiom Financial, Inc., a mortgage broker operating in Utah and Idaho, commenced operations in regions of such states prior to AHL.

       K(a)(i) Contracts for sale of Mortgage Loans involving more than $50,000:

                     . Two separate Mandatory Forward Commitment Letters, each dated January 15, 1999 between AHL and EquiCredit Corporation of America for $48,000,000 and $72,000,000, respectively.

                     . Mandatory Forward Commitment Letter dated February 11, 1999 between AHL and EquiCredit Corporation of America for $30,000,000.

                     . Memo dated March 11, 1999 from ICG/The Money Store agreeing to pricing for $5,000,000 per month of specified product, subject to change upon 30 days notice.

                     . See Schedule K(a)(i), Mortgage Loan Sale and Purchase Agreements, attached hereto for a listing of agreements pursuant to which Mortgage Loans have been sold in the past and/or may be sold in the future.

--------------------------------------------------------------------------------
                                  RE EXHIBIT D
--------------------------------------------------------------------------------
   Paragraph                                Disclosure
   ---------                                ----------
--------------------------------------------------------------------------------
    K(a)(ii) Contracts for the joint performance of work or services, including mortgage subservicing contracts involving more than $50,000:

                    . Agreement dated as of October 16, 1998 between AHL and Vicon Financial Services, Inc. ("Vicon").

                    . Amended and Restated Subservicing Agreement (Lehman) dated as of August 3, 1998 between AHL and Advanta Mortgage Corp. USA ("Advanta").

                    . Amended and Restated Subservicing Agreement (Trust 96-l) dated as of August 3, 1998 between AHL and Advanta.

                    . Servicing Agreement (RFC - Warehouse) dated as of March 17, 1999 between AHL and Advanta.

                    .    Subservicing Agreement (RFC - Shared Execution) dated
                         as of March 17, 1999 between AHL and Advanta.
--------------------------------------------------------------------------------
    K(a)(iv)        Evidences of indebtedness involving more than $50,000:

                    . The Cargill Agreement and the Amended and Restated Secured Note dated as of October 1, 1997 by AHC in favor of Cargill.

                    . Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 1, 1997 between AHL and Lehman Commercial Paper Inc.

                    .    Secured Promissory Note and Stock Pledge Agreement
                         dated as of October 16, 1998 by AHL in favor of Vicon in the principal amount of $100,000.
--------------------------------------------------------------------------------
    K(a)(v)         Employee benefit plans:

                    .    The Existing Stock Options/Plans.

                    .    The Senior Management Incentive Plan.

                    See also Schedule K(a)(v), Employee Benefit Plans, attached
                                               ----------------------
                    hereto.
--------------------------------------------------------------------------------
    K(a)(vi)        Agreements with employees relating to capital stock:

                    . The Incentive Stock Option Agreements evidencing the stock option grants listed in Exhibit C to the
                                                       ---------
                         Agreement. See also the other agreements listed in said Exhibit C.
                         ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RE EXHIBIT D
--------------------------------------------------------------------------------
   Paragraph                                Disclosure
   ---------                                ----------
--------------------------------------------------------------------------------
   K(a)(vii)        Contracts with underwriters, agents, investment bankers,
                    brokers or sales representatives:

                    . Underwriting Agreement dated as of September 23, 1996 between AHL and Lehman Brothers Inc. ("Lehman").

                    . Indemnification Agreement dated as of September 27, 1996 among AHL, Lehman and Financial Security Assurance Inc. ("FSA").

                    . The Mortgage Loan Origination Agreements between AHL and its mortgage brokers.

                    . Mortgage Loan Managing Producer Agreement dated as of September 1, 1998 between AHL dba Accolade Mortgage Company and William L. Reed.

                    . The oral, at will employment agreements between AHL and its Account Executives.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RE EXHIBIT D
--------------------------------------------------------------------------------
   Paragraph                                Disclosure
   ---------                                ----------
--------------------------------------------------------------------------------
   K(a)(viii)      Contracts with directors, officers or principal
                   shareholders:

                   . Series A Preferred Stock Purchase Agreement dated December 28, 1994 among AHL, Crosspoint Venture Partners ("CVP") and Crosspoint 1993 Entrepreneurs Fund ("CEF").

                   . Founder's Agreements dated December 28, 1994 between AHL and James A. Konrath.

                   . Founder's Agreements dated December 28, 1994 between AHL and Ray W. McKewon.

                   . Modification to Series A Preferred Stock Purchase Agreement dated as of March 3, 1995 among AHL, Enterprise Partners III, L.P., Enterprise Partners III Associates, L.P., and Ocean Park Ventures ("OPV").

                   . Series A Preferred Disposition Agreement dated as of March 3, 1995 among AHL, CVP, CEF and OPV.

                   . Series A Preferred Stock Purchase Agreement dated November 18, 1996 among AHL, Martin P. Harding and John
                        M. Robbins, Jr.

                   . Indemnity Agreements dated as of October 18, 1996 between AHL and each of its directors.

                   . Indemnity Agreements dated as of October 18, 1996 between AHC and each of its directors.

                   . Amended and Restated Voting Agreement dated as of March 3, 1995, as amended by Amendment No. 1 to Amended and Restated Voting Agreement dated as of November 18, 1996, among AHL, Messrs. Konrath and McKewon, and all holders of Series A Preferred Stock.

                   .    Stock Redemption Agreement dated as of June 1, 1998
                        between AHL and Messrs. Konrath and McKewon.
--------------------------------------------------------------------------------
   K(a)(ix)        Powers of attorney:

                   .    Limited Powers of Attorney given to Advanta Mortgage
                        Corp. USA in connection with servicing
                        responsibilities.
--------------------------------------------------------------------------------
   K(a)(x)         Contracts related to Intellectual Property Rights

                   .    See Schedule K(a)(x), Intellectual Property Contracts,
                                              -------------------------------
                        attached hereto.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RE EXHIBIT D
--------------------------------------------------------------------------------
   Paragraph                                Disclosure
   ---------                                ----------
--------------------------------------------------------------------------------
  K(a)(xi)          Personal and real property leases:

                    .    See Schedule K(a)(xi), Equipment and Office Leases,
                                                ---------------------------
                         attached hereto.
--------------------------------------------------------------------------------
  K(a)(xii)         Contracts for purchase of Mortgage Loans involving more than
                    $100,000:

                    .    Master mortgage loan sale and purchase agreements
                         pursuant to which Mortgage Loans have been purchased in the past, and may be purchased in the future, on a bulk and/or flow basis, from AHL's correspondents.
--------------------------------------------------------------------------------
  K(a)(xv)          Other contracts:

                    .    Insurance and Indemnity Agreement dated as of September
                         1, 1996 between AHL and FSA.
--------------------------------------------------------------------------------
L. Bank Accounts    See Schedule L, Bank Accounts, attached hereto.
   -------------                    -------------
--------------------------------------------------------------------------------
 M. Guarantees      Guarantees:
    ----------

                    .    Amended and Restated Guarantee dated as of October 1,
                         1997 by AHL with respect to AHC's obligations to Cargill (the "Cargill Guarantee").
--------------------------------------------------------------------------------
  N. Certain        AHL has receivables from AHC to the extent the deferred
     -------        portions of the purchase prices of the NIM Assets (as
  Advances          defined under the Cargill Agreement) have not been fully
  --------          paid. See also the disclosure re paragraph H(i) above.
--------------------------------------------------------------------------------
 O.  Compensation   See Schedule O, Compensation Schedule, attached hereto.
     ------------                   ---------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RE EXHIBIT D
--------------------------------------------------------------------------------
Paragraph                             Disclosure
---------                             ----------
--------------------------------------------------------------------------------
P. Related Parties Mr. Konrath is a shareholder of, and Mr. McKewon is a ------------------ shareholder and director of, American Residential Investment
                    Trust, a real estate investment trust which purchases and sells mortgage loans and mortgage-backed securities.

                    In addition to the Co-Sale Agreement, Investors' Rights Agreement, Cargill Agreement, Cargill Guarantee and the other contractual relationships with Affiliates, officers, directors and/or principal shareholders identified in the disclosure regarding paragraph K(a)(viii) above, AHC owes AHL the deferred portions of the purchase prices for the NIM Assets (as defined under the Cargill Agreement) sold by AHL to AHC pursuant to two agreements, each entitled "Purchase Agreement and Purchaser Certification", dated February 1, 1996 and September 1, 1996, respectively, between AHL and AHC.

                    AHL owns 100% of the issued and outstanding stock of AHC.

                    AHL owns 375,000 shares of the Series A Preferred Stock of
                    Vicon.
--------------------------------------------------------------------------------
T. Business         See disclosure regarding paragraph H(b) above.
-----------
 Generally
 ---------
--------------------------------------------------------------------------------
U. Licenses and     See Schedule 5.3, Licenses, Approvals and Qualifications,
---------------                       ---------------------------------------
    Permits         attached hereto.
    -------
--------------------------------------------------------------------------------
  V. Copies of      RFC has received copies of such federal and other tax
  ------------      returns filed by AHL and AHC as RFC has specifically
Certain Documents   requested.
-----------------
--------------------------------------------------------------------------------

                                                                 SCHEDULE 5.3 TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                     Licenses, Approvals and Qualifications
                     --------------------------------------

  --------------------------------------------------------------------------
      State                          License Type                Qualified
  --------------------------------------------------------------------------
   Arizona                    Exempt                                Yes
  --------------------------------------------------------------------------
   California                 Finance Lender                        Yes
  --------------------------------------------------------------------------
   California                 Real Estate Broker                    Yes
  --------------------------------------------------------------------------
   California                 Residential Mortgage Lenders          Yes
  --------------------------------------------------------------------------
   Colorado                   Supervised Lender                     Yes
  --------------------------------------------------------------------------
   Connecticut                First Mortgage Lender/Broker          No
  --------------------------------------------------------------------------
   Connecticut                Secondary Mortgage Lender             No
  --------------------------------------------------------------------------
   Delaware                   Licensed Lender                       No
  --------------------------------------------------------------------------
   District of Columbia       Mortgage Lender                       No
  --------------------------------------------------------------------------
   Florida                    Mortgage Lender                       Yes
  --------------------------------------------------------------------------
   Georgia                    Mortgage Lender                       Yes
  --------------------------------------------------------------------------
   Hawaii                     Mortgage Broker                       Yes
  --------------------------------------------------------------------------
   Idaho                      Mortgage Lender                       Yes
  --------------------------------------------------------------------------
   Idaho                      Regulated Lender                      Yes
  --------------------------------------------------------------------------
   Illinois                   Residential Mortgage                  Yes
  --------------------------------------------------------------------------
   Indiana                    Loan License                          Yes
  --------------------------------------------------------------------------
   Iowa                       Mortgage Banker                       Yes
  --------------------------------------------------------------------------
   Kansas                     Supervised Loan                       Yes
  --------------------------------------------------------------------------
   Louisiana                  Mortgage Lender                       Yes
  --------------------------------------------------------------------------
   Maine                      Supervised Lender                     Yes
  --------------------------------------------------------------------------
   Maryland                   Mortgage Lenders                      Yes
  --------------------------------------------------------------------------
   Massachusetts              Mortgage Lender                       Yes
  --------------------------------------------------------------------------
   Massachusetts              Collection Agency                     Yes
  --------------------------------------------------------------------------
   Michigan                   Secondary Mortgage                    Yes
  --------------------------------------------------------------------------
   Michigan                   Lender, Servicer, Broker              Yes
  --------------------------------------------------------------------------
   Minnesota                  Exempt                                Yes
  --------------------------------------------------------------------------
   Missouri                   Exempt                                Yes
  --------------------------------------------------------------------------
   Montana                    Exempt                                Yes
  --------------------------------------------------------------------------
   Nebraska                   Mortgage Banker                       No
  --------------------------------------------------------------------------
   New Hampshire              First Mortgage Banker                 Yes
  --------------------------------------------------------------------------
   New Hampshire              Second Mortgage Home Loan Lender      Yes
  --------------------------------------------------------------------------
   New Jersey                 Licensed Lender                       Yes
  --------------------------------------------------------------------------
   New Mexico                 Registration Certificate              No
  --------------------------------------------------------------------------
   New York                   Mortgage Banker                       Yes
  --------------------------------------------------------------------------
   North Carolina             Exempt                                Yes
  --------------------------------------------------------------------------

                                      5.3-1

    ---------------------------------------------------------------------
         State                    License Type                Qualified
    ---------------------------------------------------------------------
      North Dakota        Money Broker                           Yes
    ---------------------------------------------------------------------
      Ohio                Certificate of Registration            Yes
    ---------------------------------------------------------------------
      Oklahoma            Supervised Loan                        Yes
    ---------------------------------------------------------------------
      Oregon              Mortgage Banker                        Yes
    ---------------------------------------------------------------------
      Pennsylvania        First Mortgage Lender                  Yes
    ---------------------------------------------------------------------
      Pennsylvania        Secondary Mortgage Lender              Yes
    ---------------------------------------------------------------------
      Rhode Island        Licensed Lender                        Yes
    ---------------------------------------------------------------------
      South Carolina      Supervised Lender                      Yes
    ---------------------------------------------------------------------
      South Dakota        Mortgage Lender                        Yes
    ---------------------------------------------------------------------
      Tennessee           Certificate of Registration            Yes
    ---------------------------------------------------------------------
      Texas               Lending License                        Yes
    ---------------------------------------------------------------------
      Utah                Residential 1st Mortgage Notification  Yes
    ---------------------------------------------------------------------
      Vermont             Consumer Credit Notification           Yes
    ---------------------------------------------------------------------
      Virginia            Mortgage Lender                        Yes
    ---------------------------------------------------------------------
      Washington          Consumer Loan                          Yes
    ---------------------------------------------------------------------
      West Virginia       Secondary Mortgage Lender's            Yes
    ---------------------------------------------------------------------
      Wisconsin           Mortgage Banker                        Yes
    ---------------------------------------------------------------------

HUD Approvals:

Title I Investing Lender, #71853-0000-6
Title II Non-Supervised Mortgagee, #11571-0000-8

                                      5.3-2

                                                                SCHEDULE H(o) TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                         Projected Capital Expenditures
                         ------------------------------
                             (dollars in thousands)

---------------------------------------------------------------------------------------------------------
                                        Retail    Retail
                                        Branch    Branch
                     Atlanta   Omaha     TBD       TBD      Cincinnati  Orange      San Diego    Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Copy Machines/Faxes  $    30  $    15  $     15  $     15                                       $    75
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Computers/Software   $   116  $    39  $     40  $     40  $        65             $       130  $   430
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Office Furniture     $   125  $    31  $     35  $     35  $        25  $     6                 $   257
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Telephones           $    45  $    15  $     17  $     17  $        10                          $   104
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Misc                 $    15  $    15  $     15  $     15               $     5    $        10  $    75
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Total                $   331  $   115  $    122  $    122  $       100  $    11    $       140  $   941
---------------------------------------------------------------------------------------------------------

                                                                   SCHEDULE I TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                                    Insurance
                                    ---------

                          Accredited Home Lenders, Inc.

                               Property Coverages

================================================================================
   COMPANY                         Federal Insurance Company
--------------------------------------------------------------------------------
   POLICY NUMBER                   3535-92-75
--------------------------------------------------------------------------------
   POLICY TERM                     08/30/98 to 08/30/99
--------------------------------------------------------------------------------
   ESTIMATED ANNUAL PREMIUM        $13,674
================================================================================


================================================================================
                           BLANKET BUSINESS            BUSINESS
BUILDING ADDRESS               PERSONAL               INCOME WITH
                            PROPERTY LIMIT           EXTRA EXPENSE
================================================================================
See Property Schedule         $ 561,600              $2,000,000
    (Page 15)
--------------------------------------------------------------------------------
    Coinsurance                  100%                   100%
================================================================================


================================================================================
CAUSES OF LOSS                        . Special Form,
                                         . Excluding Earthquake & Flood
                                         . Including Machinery Breakdown
--------------------------------------------------------------------------------
VALUATION BASIS                       . Replacement Cost
--------------------------------------------------------------------------------
BUSINESS INCOME                       . Unlimited Extended Period of Indemnity
                                      . Ordinary Payroll Included
--------------------------------------------------------------------------------
DEDUCTIBLE                            . $1,000 Per Occurrence
================================================================================

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

                        Additional Subjects of Insurance

                                 CHUBB FORM ONLY
                                 -----      ----

The limits of insurance stated for the following subjects of insurance are granted by Chubb as additions to your insurance program without any premium charge. These limits of insurance apply separately at each of your premises.

Under Chubb's Customarq form, various coverages are provided within one single blanket limit. You may choose, at the time of a loss, how coverage should apply, subject to the limit. For example, you may elect to have $100,000 go toward EDP, $50,000 to valuable papers and the remaining $100,000 to accounts receivable.

============================================================================================

              COVERAGE                                   LIMIT                 DEDUCTIBLE

============================================================================================

                  COVERAGES INCLUDED IN $250,000 "BLANKET LIMIT"

============================================================================================
Electronic Data Processing Property                   Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Personal Property of Employees                        Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Accounts Receivable                                   Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Valuable Papers                                       Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Fine Arts                                             Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Outdoor Trees, Shrubs, Plants or Lawns                Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Fire Department Service Charges                       Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Extra Expense                                         Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Leasehold Interest - Improvements & Betterments       Blanket Limit             $1,000
--------------------------------------------------------------------------------------------
Property Damage Extortion                             Blanket Limit             $1,000
============================================================================================

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

                                 CHUBB FORM ONLY
                                 -----      ----

===============================================================================================

             COVERAGE                                      LIMIT                   DEDUCTIBLE

===============================================================================================

                             COVERAGES WITH SPECIFIC LIMITS

===============================================================================================
Electronic Data Processing in Transit                      $ 50,000                  $1,000
-----------------------------------------------------------------------------------------------
Personal Property of Others                     Part of Personal Property Limit      $1,000
-----------------------------------------------------------------------------------------------
Accounts Receivable in Transit                             $ 10,000                  $1,000
-----------------------------------------------------------------------------------------------
Valuable Papers in Transit                                 $ 10,000                  $1,000
-----------------------------------------------------------------------------------------------
Fine Arts in Transit                                       $ 10,000                  $1,000
-----------------------------------------------------------------------------------------------
Debris Removal                                             $250,000                 Included
-----------------------------------------------------------------------------------------------
Invenrory or Appraisals                                    $ 10,000                 Included
-----------------------------------------------------------------------------------------------
Pollutant Clean-Up and Removal                             $ 25,000                  $1,000
-----------------------------------------------------------------------------------------------
Money & Securities                                                                   $1,000
   .  On Premises                                          $ 20,000
   .  Off Premises                                         $ 10,000
-----------------------------------------------------------------------------------------------
Changes In Or Extremes of Temperature and/or             Covered Peril               $1,000
Dampness or Dryness of Atmosphere
-----------------------------------------------------------------------------------------------
Installation - Any Job Site                                $ 50,000                  $1,000
-----------------------------------------------------------------------------------------------
Business Income - Dependent Premises                       $250,000                   None
-----------------------------------------------------------------------------------------------
Personal Property at any other Location                    $ 10,000                  $1,000
-----------------------------------------------------------------------------------------------
Personal Property Exhibitions, Fairs or Trade              $  5,000                  $1,000
Shows
-----------------------------------------------------------------------------------------------
Personal Property in Transit                               $ 10,000                  $1,000
===============================================================================================

If these limits of insurance are not sufficient, you may purchase additional limits of insurance for one or more subjects of insurance at any premises. The premium charge will be based upon the additional limits of insurance you purchase.

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

================================================================================
               COVERAGE                          LIABILITY       DEDUCTIBLE
                                                  LIMIT
================================================================================
Valuable Papers                                $  250,000          $1,000
--------------------------------------------------------------------------------
Business Personal Property - Any Other         $  100,000          $1,000
Location
--------------------------------------------------------------------------------
Electronic Data Processing Property
        .  On Premises                         $1,510,000          $1,000
        .  In Transit                          $   75,000          $1,000
================================================================================

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

                           General Liability Coverages

POLICY FORM:

          . Commercial General Liability - Occurrence Form

================================================================================
              COVERAGE                     LIMIT                 DEDUCTIBLE
================================================================================
General Aggregate                      $    2,000,000               None
--------------------------------------------------------------------------------
Personal/Advertising Injury            $    1,000,000               None
--------------------------------------------------------------------------------
Each Occurrence                        $    1,000,000               None
--------------------------------------------------------------------------------
Medical Expense                        $       10,000               None
--------------------------------------------------------------------------------
Employee Benefit Liability                                        $1,000
      . Each Claim                     $    1,000,000
      . Aggregate                      $    1,000,000
      . Claims-Made Form
      . Retroactive Date: 8/30/97
--------------------------------------------------------------------------------
Hired & Non-Owned Auto Liability       $    1,000,000               None
================================================================================

INCLUDED:

     .  Bodily Injury and/or Property Damage
     .  Personal Injury and/or Advertising Injury
     .  Premises or Operations Liability
     .  Products and/or Completed Operations Liability
     .  Blanket Contractual
     .  "Host" Liquor Liability
     .  Broad Form Property Damage
     .  Non-Owned Watercraft Liability (under 55 feet in length)
     .  Incidental Malpractice
     .  Limited Automatic Coverage/Newly Acquired Organizations
     .  Limited Worldwide Liability
     .  Vicarious Liability Arising from Independent Contractors
     . Employees, Leased Workers, and Volunteer Workers as Insureds . Broad form Vendors
     .  Lessors of Premises as Insureds
     .  Non-Owned Aircraft
     .  All-Risk Legal Liability
     .  Lessors of Leased Equipment as Insureds
     .  Written Contractual - Personal Injury and Advertising Injury

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

RATING ASSUMPTIONS USED:

================================================================================
                               RATING          ANNUAL          SUBJECT TO AUDIT?
   CLASSIFICATION              BASIS          ESTIMATED            (YES/NO)
================================================================================
Mortgage Banker                Area            30,400                 No
================================================================================


LIMITATIONS OR EXCLUSIONS:

All liability policies contain exclusions or limitations. In addition to the typical exclusions customarily found in policies of this type, the coverage also will contain, but not be limited to, the following exclusions, limitations or conditions:

         Exclusions:

               .  Absolute Pollution
               .  Professional Liability/Professional Services
               .  Employers Liability
               .  Termination of Employee
               .  Asbestos
               .  California Real Estate Development
               .  Foreclosure, Trust Leasing Liability
               .  California Construction Loan
               .  California Securities & Trade Practices


         Limitations:

               .  Cumis - California Endorsement

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

                        Professional Liability Coverages

     ======================================================================
      COMPANY                          American International Specialty
                                       Lines Insurance Co.
     ----------------------------------------------------------------------
      POLICY NUMBER                    2443168
     ----------------------------------------------------------------------
      POLICY TERM                      08/30/98 to 08/30/99
     ----------------------------------------------------------------------
      ESTIMATED ANNUAL PREMTUM         $12,500 plus 3.35%
                                       $418.75 surplus lines taxes & fees
     ----------------------------------------------------------------------
                     Subject to 25% minimum earned premium.
     ======================================================================


================================================================================
             COVERAGE             LIMIT OF LMILITY           DEDUCTIBLE
================================================================================
Professional Liability
     .  Per Wrongful Act             $1,000,000               $100,000
     .  Aggregate                    $1,000,000      Each wrongful act including
     .  Includes Defense Costs                              defense costs
================================================================================

   OPERATIONS COVERED:

       . Solely in the performance of providing services as a mortgage banker in the origination, processing and selling of residential loans for others for a fee

   ENDORSEMENTS:

       .  Direct loss payee - Bank United of Texas, FSB

   EXCLUSIONS:

       .  Commingling and Failure to Pay
       .  Defective Title
       .  Future Value
       .  Owned or Affiliated Entity
       .  Securities and Exchange Commission
       .  Specified Rate of Return
       .  Syndication
       .  Knowledge of Wrongful Act
       .  Pollution
       .  Nuclear
       .  Insured Interest

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

                                   Crime Policy


          =======================================================
           COMPANY                Fidelity & Deposit Company of
                                  Maryland
          -------------------------------------------------------
           POLICY NUMBER          CCP 001403700
          -------------------------------------------------------
           POLICY TERM            07/20/95 to "Until Cancelled"
          -------------------------------------------------------
           ANNUAL PREMIUM         $12,991 (8/30/98 - 8/30/99)
          =======================================================


================================================================================


              COVERAGE               LIMIT                  DEDUCTIBLE


================================================================================

Employee Dishonesty               $10,000,000                $100,000
       . Blanket
================================================================================


NAMED INSURED:

       . Accredited Home Lenders, Inc.
       . Accredited Home Capital, Inc.
       . Accredited Home Lenders, Inc. 401 (K) Retirement Savings Plan . Axiom Financial Services


JOINT LOSS PAYABLE ENDORSEMENT:

       . FH LMC


This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsibility.

                          Accredited Home Lenders, Inc.

       ====================================================================
       COMPANY                         Federal Insurance Company
       --------------------------------------------------------------------
       POLICY NUMBER                   7977-03-02
       --------------------------------------------------------------------
       POLICY TERM                     8/l/98 to 8/30/99
       --------------------------------------------------------------------
       TERM PREMIUM                    $2,299
       ====================================================================

                               Umbrella Coverages
          ==============================================================
                           COVERAGE                           LIMIT
          ==============================================================
          General Aggregate                                 $2,000,000
          --------------------------------------------------------------
          Products/Completed Operations Aggregate           $2,000,000
          --------------------------------------------------------------
          Personal & Advertising Injury Aggregate           $2,000,000
          --------------------------------------------------------------
          Bodily Injury & Property Damage Liability
               . Any One Occurrence                         $2,000,000
          --------------------------------------------------------------
          Retained Limit                                       None
          ==============================================================

LIMITATIONS OR EXCLUSIONS:

All liability policies contain exclusions or limitations. In addition to the typical exclusions customarily found in policies of this type, the coverage also will contain, but not be limited to, the following exclusions, limitations or conditions:

  Exclusions:

  . Absolute Pollution                  . Trust
  . Securities and Trade Practices      . Foreclosure
  . Financial Activities                . Lead
  . Money and Securities                . Employment Related Practices
  . Leasing                             . Real Estate Development/Construction

  Limitations:

          .  Advertising Injury - Following Form
          .  Personal Injury - Following Form

This is a summary of insurance only. The precise coverage afforded is subject to the terms, conditions and exclusions of the policies as issued. Barney & Barney makes no representations, either express or implied, as to the adequacy of any limits of protection. Determination of the limits of protection is your responsiblity.

                                                             SCHEDULE K(a)(i) TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                   Mortgage Loan Sale and Purchase Agreements
                   ------------------------------------------

----------------------------------------------------------------------------------------------
   Date            Other Party                                Name of Agreement
----------------------------------------------------------------------------------------------
3/31/97    Aames Funding Corporation              Loan Purchases and Sale Agreement
----------------------------------------------------------------------------------------------
6/1/97     Advanta Mortgage Conduit               Master Loan Purchase Agreement
           Services, Inc.
----------------------------------------------------------------------------------------------
12/10/97   American Residential Investment        Master Mortgage Loan Sale and Purchase
           Trust                                  Agreement
----------------------------------------------------------------------------------------------
10/1/96    AMRESCO Residential Mortgage           Continuing Loan Purchase Agreement
           Corporation
----------------------------------------------------------------------------------------------
7/25/95    Associates Commercial                  Master Mortgage Loan Purchasing
           Corporation dba First Collateral       Agreement
           Services
----------------------------------------------------------------------------------------------
9/28/98    Associates Home Equity Services,       Loan Purchase Agreement
           Inc.
----------------------------------------------------------------------------------------------
5/8/98     Banc One Financial Services, Inc.      Master Mortgage Loan Purchase Agreement
----------------------------------------------------------------------------------------------
4/30/98    Beneficial Management Company          Agreement for Ongoing Purchase and Sale of
                                                  Mortgage Loans
----------------------------------------------------------------------------------------------
9/7/95     Berkeley Federal Bank & Trust          Mortgage Loan Purchase and Warranties
           FSB                                    Agreement
----------------------------------------------------------------------------------------------
10/30/96   Brentwood Financial Group              Purchase Agreement Mortgage Loans
----------------------------------------------------------------------------------------------
           Cityscape Corp.                        Master Agreement for Sale and Purchase of
                                                  Mortgages
----------------------------------------------------------------------------------------------
12/29/98   Contimortgage Corporation              Master Agreement for Sale and Purchase of
                                                  Mortgages
----------------------------------------------------------------------------------------------
2/__/99    Countrywide Home Loans, Inc.           . Loan Purchase Agreement
                                                  . Addendum to Loan Purchase Agreement
                                                  . Addendum to Loan Purchase Agreement
                                                    - Subprime
                                                  . Addendum to Loan Purchase Agreement
                                                    for Junior Loans
----------------------------------------------------------------------------------------------
12/4/97    EquiCredit Corporation of              Master Agreement for Purchase and Sale of
           America                                Mortgage Loans
----------------------------------------------------------------------------------------------
           Ford Consumer Finance Company,         Loan Purchase Agreement
           Inc.
----------------------------------------------------------------------------------------------
5/12/98    HomeComings Financial Network,         Addendum
           Inc.
----------------------------------------------------------------------------------------------

                                   K(a)(i)-1

--------------------------------------------------------------------------------
   Date                Other Party                    Name of Agreement
--------------------------------------------------------------------------------
3/28/97   HomeComings Financial Network,     Purchase Agreement for Mortgage
          Inc.(RFC)                          Loans and REO Properties
--------------------------------------------------------------------------------
2/26/98 Household Financial Services, Inc. Continuing Loan Purchase Agreement & JV Mortgage Capital, L.P.
--------------------------------------------------------------------------------
12/9/96   Industry Mortgage Company, L.P.    .  Master Agreement for Sale and
                                                Purchase of Mortgages
                                             .  Addendum
--------------------------------------------------------------------------------
10/30/97  Life Bank                          Mortgage Loan Purchase and Sale
                                             Agreement
--------------------------------------------------------------------------------
3/__/99   MBNA America Bank (Delaware)       Mortgage Loan Sale Agreement
--------------------------------------------------------------------------------
10/1/98   MBNA Consumer Services, Inc.       Bulk Mortgage Loan Purchase and
                                             Sale Agreement
--------------------------------------------------------------------------------
12/18/98  Midwest First Financial Limited    Loan Sale Agreement
          Partnership III
--------------------------------------------------------------------------------
6/26/98   National Mortgage Corporation      .  Continuing Mortgage Loan
                                                Purchase Agreement,
                                             .  Letter
--------------------------------------------------------------------------------
1/21/99   Oceanmark Bank, FSB                Purchase and Sale Agreement
--------------------------------------------------------------------------------
1/2/97    OCWEN Federal Bank FSB             Master Mortgage Loan and REO
                                             Purchase Agreement
--------------------------------------------------------------------------------
6/22/98   Option One Mortgage Corporation    .  Correspondent Lending Agreement
                                             .  Addendum
--------------------------------------------------------------------------------
10/27/98  PSB Lending Corp.                  Loan Master Purchase and Sale
                                             Agreement
--------------------------------------------------------------------------------
12/8/98   Residential Funding Corporation    .  Client Contract
                                             .  Consumer Finance Acquisitions
                                                Guide Addendum
--------------------------------------------------------------------------------
3/17/99   Residential Funding Corporation    .  Loan Sale Commitment
                                             .  Shared Execution Forward
                                                Commitment
--------------------------------------------------------------------------------
2/4/98    Saxon Mortgage, Inc.               Mortgage Loan Purchase Agreement
--------------------------------------------------------------------------------
3/31/98   Source One Mortgage Services       Sale Agreement Contract
          Corporation
--------------------------------------------------------------------------------
10/24/97  TMS Mortgage Inc.                  Sale and Purchase Agreement
--------------------------------------------------------------------------------

                                    K(a)(i)-2

                                                             SCHEDULE K(a)(v) TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                             Employee Benefit Plans

 Defined Contribution Plan and Trust Basic Plan Document #010 dated as of December 31, 1995 by California Pension Administration and Consultants, Inc. ("CALPAC, Inc.").

 Adoption Agreement for CALPAC, Inc. Non-Standardized Profit Sharing Plan and Trust for AHL.

 Section 125 Flexible Benefit Plan adopted by AHL effective as of January 1,
 1999.

 Group Health Service Contract Blue Shield Access+ HMO Health Plan effective as of January 1, 1999 between AHL and California Physicians' Service dba Blue Shield of California, and Evidence of Coverage and Disclosure Form.

 Group Health Service Contract Preferred Plan effective as of January 1, 1999 between AHL and California Physicians' Service dba Blue Shield of California, and Evidence of Coverage and Disclosure Form.

 Group Dental Care Contract dated March 1, 1998 by The Prudential Insurance Company of America.

 Certificate of Group Insurance re Term Life Insurance and Accidental Death & Dismemberment Insurance from Fortis Benefits Insurance Company.

 Administration Incentive Plan effective July 1, 1997.

 Team Incentive Plan effective July 1, 1998.

                                                             SCHEDULE K(a)(x) TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                         Intellectual Property Contracts

---------------------------------------------------------------------------------------
Date            Counterparty                            Name of Agreement
---------------------------------------------------------------------------------------
 7/14/98    Associated Software              . License, Services, and Purchase
            Consultants, Inc.                  Agreement
                                             . Addendum
---------------------------------------------------------------------------------------
 4/28/97    Data-Link Systems, L.L.C.        Software Licensing Agreement
---------------------------------------------------------------------------------------
 2/17/99    Pinnacle Data Corporation        Combined License and Services Agreement
---------------------------------------------------------------------------------------
 12/9/98    ProBusiness Services             Services and Software License Agreement
---------------------------------------------------------------------------------------
1l/20/96    RATA Associates                  Geocoding Services and Software License
                                             Agreement
---------------------------------------------------------------------------------------
 2/21/96    Wall Street Analytics, Inc.      Software License Agreement
---------------------------------------------------------------------------------------
 7/13/98    WorldCorn Technologies, Inc.     WorldCom Intelenet Service Agreement
---------------------------------------------------------------------------------------

                                                             SCHEDULE K(a)(xi)TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)


                               Equipment and Office Leases
                               ---------------------------

      ---------------------------------------------------------------------------------
                                      OFFICE LEASES
      ---------------------------------------------------------------------------------
        Date       Location          Lessor/Sublessor          Name of Document
      ---------------------------------------------------------------------------------
      2/9/99     Atlanta, GA      The Corporate Forum     Corporate Forum Standard
                                  Group                   Tenancy Agreement
      ---------------------------------------------------------------------------------
      2/15/99    Omaha, NE        10665 Bedford L.L.C.    West Maple Office Park Lease
      ---------------------------------------------------------------------------------
      12/5/97    Rockaway,        D P Suites, Inc. dba    Agreement for Office Space
                 NJ               Offices Unlimited       and Services
                                  International of
                                  Rockaway
      ---------------------------------------------------------------------------------
      7/1/98     Cincinnati,      GTE Wireless of the     Sublease
                 OH               Midwest Incorporated
      ---------------------------------------------------------------------------------
      8/29/95    San Diego,       MBL Life Assurance      Office Lease
                 CA               Corporation
      ---------------------------------------------------------------------------------
      8/27/96    San Diego,       MBL Life Assurance      First Amendment to Lease
                 CA               Corporation
      ---------------------------------------------------------------------------------
      11/__/96   San Diego,       MBL Life Assurance      Second Amendment to Lease
                 CA               Corporation
      ---------------------------------------------------------------------------------
      2/26/97    San Diego,       MBL Life Assurance      Third Amendment to Lease
                 CA               Corporation
      ---------------------------------------------------------------------------------
      11/2/98    Tempe, AZ        The Walton Family       Executive Suites and
                                  Trust                   Services Lease
      ---------------------------------------------------------------------------------
      10/14/97   Anaheim,         VPT Real Estate Corp    Stadium Towers Center
                 CA               III                     Office Lease
      ---------------------------------------------------------------------------------
      2/9/99     Anaheim,         VPT Real Estate Corp    Amendment No. 1 to Stadium
                 CA               III                     Towers Center Office Lease
                                                          [renewal option]
      ---------------------------------------------------------------------------------
      9/14/98    Albany, NY       Winstar Commercial      Sublease (Accolade "net
                                  Funding                 branch")
      ---------------------------------------------------------------------------------
      9/14/98    Ithaca, NY       Winstar Commercial      Sublease (Accolade "net
                                  Funding                 branch")
      ---------------------------------------------------------------------------------

                                       K(a)(xi)-1

--------------------------------------------------------------------------------
                                EQUIPMENT LEASES
--------------------------------------------------------------------------------
  Date               Lessor                      Name of Document
--------------------------------------------------------------------------------
 9/21/98       AmeriLease Corp.            [Untitled]
--------------------------------------------------------------------------------
 12/7/98       AmeriLease Corp.            Equipment Lease Agreement
--------------------------------------------------------------------------------
  9/9/98       Ascom Hasler Mailing        Postage Meter Rental Agreement
               Systems, Inc
--------------------------------------------------------------------------------
12/16/98       Bank Vest Capital           Lease Agreement (two separate leases)
               Corporation
--------------------------------------------------------------------------------
  2/8/99       Bank Vest Capital           Lease Agreement
               Corporation
--------------------------------------------------------------------------------
 9/17/98       Capital +, Inc.             [Untitled]
--------------------------------------------------------------------------------
 3/16/98       Fisher-Anderson, L.C.       Equipment Lease Agreement
--------------------------------------------------------------------------------
 1/27/99       Information Leasing         [Untitled]
               Corporation
--------------------------------------------------------------------------------
  3/5/99       Information Leasing         [Untitled] (two separate leases)
               Corporation
--------------------------------------------------------------------------------
11/24/97       Toshiba America             Equipment Lease Agreement
               Information Systems, Inc
--------------------------------------------------------------------------------
 4/23/98       Toshiba America             Equipment Lease Agreement
               Information Systems, Inc
--------------------------------------------------------------------------------
 5/29/98       Toshiba America             Equipment Lease Agreement
               Information Systems, Inc
--------------------------------------------------------------------------------
[unknown]      Toshiba America             [Untitled]
               Information Systems, Inc
--------------------------------------------------------------------------------

                                   K(a)(xi)-2

                                                                   SCHEDULE L TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                                  Bank Accounts
                                  -------------

------------------------------------------------------------------------------------------------------------------
                                                                                                       Authorized
 Account Name              Account Number  Account Type     Name of Bank           Account Function     Personnel
------------------------------------------------------------------------------------------------------------------
                                                                                  A/P checks, wires,
AHL Operating                1102402051      Checking      Bank of America         sales wires, etc        A,B
------------------------------------------------------------------------------------------------------------------
                                                                                  Wire Disbursement,
AHL Funding**                1450907604      Checking      Bank of America        Warehouse Advance         B
------------------------------------------------------------------------------------------------------------------
                                                                               Higher interest bearing
AHL Money Market             1102104580    Money Market    Bank of America              acct                D
------------------------------------------------------------------------------------------------------------------
AHL Treasury Money                                                             Higher interest bearing
Market Fund                  1102402051      Treasury      Bank of America              acct                D
------------------------------------------------------------------------------------------------------------------
                                                                                For retail division,
                                                                                 accept credit card
AHL Visa Account**           1450707624      Checking      Bank of America            deposits              D
------------------------------------------------------------------------------------------------------------------
                                                                                 Phasing Out of use-
Payroll                      1102616156      Checking      Bank of America          payroll acct           A,B
------------------------------------------------------------------------------------------------------------------
                                                                                   For Bank United
Bank United Funding          8002081902      Checking        Bank United          Warehouse Activity        B
------------------------------------------------------------------------------------------------------------------
                                                                                   For Bank United
Bank United Operating        8002081910      Checking        Bank United          Warehouse Activity        B
------------------------------------------------------------------------------------------------------------------
Bank United Money                                                                  For Bank United
Market**                     8002664764      Checking        Bank United          Warehouse Activity        B
------------------------------------------------------------------------------------------------------------------
                                                                                Checks, wires, etc for
AHC Operating                1102206890      Checking      Bank of America               AHC               A,B
------------------------------------------------------------------------------------------------------------------
                                                                                   Wire Disbursement,
                                                                                   Warehouse Adv for
AHC Funding                  1102206898      Checking      Bank of America               AHC                B
------------------------------------------------------------------------------------------------------------------
                                                                               Higher interest bearing
AHC Money Market             1102001766    Money Market    Bank of America           acct-for AHC           D
------------------------------------------------------------------------------------------------------------------
AHC Treasury Money                                                             Higher interest bearing
Market Fund                  1102206890      Treasury      Bank of America           acct-for AHC           D
------------------------------------------------------------------------------------------------------------------
                                                                                  Wire Disbursement,
AHL Funding***              4488-837535      Checking        Wells Fargo          Warehouse Advance         E
------------------------------------------------------------------------------------------------------------------
AHL Overland Sweep                                                             Higher interest bearing
Account***                  4417-846482      Checking        Wells Fargo                acct                E
------------------------------------------------------------------------------------------------------------------
                                                                                   New A/P checks,
AHL Operating***            4488-837527      Checking        Wells Fargo          wires, sales, etc         E
------------------------------------------------------------------------------------------------------------------
AHC Analysis Checking
Overview***                 4488-837501      Checking        Wells Fargo       AHC A/P checks, etc          E
------------------------------------------------------------------------------------------------------------------
AHL Payroll***              4488-837519      Checking        Wells Fargo            Payroll Use             E
------------------------------------------------------------------------------------------------------------------

Wire Disbursement***          5148871        Checking       First Chicago      RFC wire disbursement       RFC
------------------------------------------------------------------------------------------------------------------
Payoff Account***             5148936        Checking       First Chicago        RFC sales proceeds        RFC
------------------------------------------------------------------------------------------------------------------
                                                                                 Net effect of RFC
Operating***                  5148804        Checking       First Chicago        warehouse advances         D
------------------------------------------------------------------------------------------------------------------

**Note: These accounts opened as of October 1997
***Note: These accounts opened as of December 1998

                              Authorized Personnel
          A             B                 C                D                 E
Jim Konrath    Jim Konrath      Jim Konrath      Jim Konrath      Jim Konrath
Ray McKewon    Ray McKewon      Ray McKewon      Ray McKewon      Ray McKewon
Bob Prentice   Bob Prentice     Bob Prentice     Bob Prentice     Bob Prentice
David Hertzel  Chris Lyle       Chris Lyle       Chris Lyle       David Hertzel
Chris Lyle     Keith Canvea     Keith Canvea     Keith Canvea     Chris Lyle
Keith Caneva   Duane Drake      Duane Drake      Katy Hudson      Keith Caneva
Duane Drake    Katy Hudson      Katy Hudson      Helen Bonhivert  Duane Drake
Dave Van Riper Caroline Domshy  Caroline Domshy  Annette Blondin
               Elizabeth Abugan Elizabeth Abugan
               Helen Bonhivert  Helen Bonhivert
               Alicja Kiezun

                                                                   SCHEDULE 0 TO
                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)


                                  Compensation
                                  ------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Base Sal.    '98 Bonus
                                       Sal. or     Base Sal.    1997 Bonus      Comm'n     Payable in    Payable in    Current
      Name               Title         Comm'n    Paid in 1998   Paid in '98  Paid in 1998     1999*         '99         $/Mo.*
--------------------------------------------------------------------------------------------------------------------------------
Barone, Charles     Div. Mgr., Retail   Both      $ 84,000.00                 $ 73,777.58  $ 84,000.00                $ 7,000.00
--------------------------------------------------------------------------------------------------------------------------------
Crawford, Jeffrey    Dir. Operations    Sal.                                               $137,500.00                $11,458.34
--------------------------------------------------------------------------------------------------------------------------------
Dunlap, Tom**           Div. Mgr.       Both                                               $213,750.00  ***
--------------------------------------------------------------------------------------------------------------------------------
Frank, Peter         Dir. Info. Tech    Sal.      $ 78,666.79   $ 3,750.00                 $ 88,000.00  $ 15,000.00   $ 7,333.33
--------------------------------------------------------------------------------------------------------------------------------
Harris, Todd            Reg. Mgr.       Both      $ 60.000.00                 $ 52,921.90  $ 60,000.00                $ 5,000.00
--------------------------------------------------------------------------------------------------------------------------------
Harway, Richard         Reg. Mgr.       Both      $ 60,000.00   $   883.90    $130,084.57  $ 60,000.00                $ 5,000.00
--------------------------------------------------------------------------------------------------------------------------------
Hertzel, David E.     Gen'l Counsel     Sal.      $102,000.00   $ 9,600.00                 $113,200.00  $ 20,000.00   $ 9,433.34
--------------------------------------------------------------------------------------------------------------------------------
Konrath, James A.          CEO          Sal.      $178,333.34                              $190,000.00  $ 45,000.00   $15,833.34
--------------------------------------------------------------------------------------------------------------------------------
Lydon, Joseph          Pres. & COO      Sal.      $192,500.00   $25,000.00                 $208,000.00  $100,000.00   $17,333.34
--------------------------------------------------------------------------------------------------------------------------------
Manriquez, Curtis        Div Mgr.       Both      $ 87,500.00                 $134,224.86  $111,000.00                $ 7,000.00
--------------------------------------------------------------------------------------------------------------------------------
McKewon, Ray               EVP          Sal.      $178,333.34                              $190,000.00  $ 45,000.00   $15,833.34
--------------------------------------------------------------------------------------------------------------------------------
Osgood, Raymond H.     Dir. Retail      Sal.      $108,333.32                              $109,200.00                $ 9,100.00
--------------------------------------------------------------------------------------------------------------------------------
Parsley, Robert         Reg. Mgr.       Both      $ 63,299.96   $ 4,000.00    $ 46,527.07  $ 60,000.00                $ 5,000.00
--------------------------------------------------------------------------------------------------------------------------------
Prentice, Robert A         CFO          Sal.      $104,000.00                              $112,000.00  $ 15,000.00   $ 9,333.34
--------------------------------------------------------------------------------------------------------------------------------
Rosenfeld, Juanita   Dir. Cap. Mkts     Sal.      $ 95,339.87   ****                       $106,000.00  $ 16,500.00   $ 8,833.34
--------------------------------------------------------------------------------------------------------------------------------
Sequeira, Dan          Acct. Exec.      Both      $ 32,500.00   $ 3,780.26    $ 95,007.69  $ 36,000.00                $ 3,000.00
--------------------------------------------------------------------------------------------------------------------------------
Voisard, James          Div. Mgr.       Both      $ 24,615.39                 $ 11,894.93  $115,000.00                $ 8,333.34
--------------------------------------------------------------------------------------------------------------------------------

*   Does not include any estimate of commissions payable in 1999.

**  4-l-99 start date.

*** Includes $35,000 signing bonus and $75,000 guaranteed bonus, $50,000 of which is payable in 1999.

                                                                    EXHIBIT F TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                          EXISTING STOCK OPTIONS/PLANS

1995 Stock Option Plan as adopted February 2, 1995 and amended January 31, 1997.

1995 Executive Stock Option Plan as adopted February 13, 1995 and amended January 31, 1997, February 18, 1998, June 1, 1998 and February 1, 1999.

1998 Stock Option Plan as adopted February 18, 1998 and amended February 1,
1999.

See Exhibit C-l for a list of stock option grants made pursuant to the foregoing plans.

                                                                    EXHIBIT G TO
                                                     LOAN AND SECURITY AGREEMENT
                                                              (Convertible Debt)

                                 DEBENTURE ADVANCE REQUEST

Date: __________ __, [1999 or 200_]

         Reference is made to that certain Loan and Security Agreement (Convertible Debt) between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed, or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Debenture Advance Request is submitted to the Lender pursuant to Section 2.2.

         The undersigned hereby requests a Debenture Advance in the principal amount of $__________ to be made on __________ ____, [1999 or 200___]. The outstanding principal amount of all Debenture Advances, after giving effect to the requested Debenture Advance, will be $__________.

         The undersigned hereby certifies that (i) the Borrower had cumulative net income, determined on a consolidated basis in accordance with GAAP, [for the period from January 1, 1999 through the last day of the most recently completed month] [for the six most recently completed months] of $_________ and (ii) the outstanding principal amount of all Debenture Advances, after giving effect to the requested Debenture Advance, complies with the limitations and requirements of Section 2.1 (c).

         The representations and warranties of the Borrower set forth in Article V of the Agreement (other than Section 5.5 thereof) are true and correct in all material respects on and as of the date hereof as if made on and as of the date of such Debenture Advance.

         The Borrower has performed all agreements to be performed by it under the Agreement and, after giving effect to the requested Debenture Advance, no Event of Default has occurred and is continuing.

         Since the Statement Date, the Borrower has not incurred any material liabilities, direct or contingent, other than in the ordinary course of its business.

                                                   ACCREDITED HOME LENDERS, INC.


                                                   By:_________________________
                                                   Its:________________________

                                      G-1